UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

DEERE & COMPANY

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

NOTICE OF 2025 ANNUAL MEETING & PROXY STATEMENT

DEERE
624

Virtual Annual Meeting
February 26, 2025

JOHN DEERE

Message from Our CHAIRMAN
and LEAD director

January 10, 2025

Dear Fellow Shareholders,

On behalf of the Board of Directors and the senior management team, we are pleased to invite you to join Deere & Company’s Annual Meeting of Shareholders, which will be held virtually on Wednesday, February 26, 2025 at 10 a.m. Central Standard Time (CST). You may join at virtualshareholdermeeting.com/DE2025.

At this meeting, you will have a chance to vote on the matters set forth in the accompanying Proxy Statement. We will also report on our business and provide an opportunity for shareholders to ask questions.

Since our founding in 1837, Deere & Company has conducted business essential to life, guided by a simple principle: We run so life can leap forward. Our commitment is to empower our customers toward creating economically and environmentally sustainable businesses essential for providing the world's necessities—food, fuel, clothing, shelter, and infrastructure.

Our journey is driven by our Smart Industrial Operating Model, a beacon that lights our path to understanding our customers and innovating on their behalf. This strategy not only highlights the challenges they face but also frames the technological opportunities that lie ahead.

An example of this is the groundbreaking products we launched in 2024, including the S- and T-Series combines and the new high-horsepower 9RX tractor—just to name a few. Each of these innovations is specifically designed to address challenges faced by our customers, such as unpredictable weather, labor shortages, and rising costs. These innovations are not just machines; we believe they're game changers equipped with advanced automation designed to boost harvest quality and efficiency. Furthermore, our JDLink™ Boost is revolutionizing rural connectivity, empowering dedicated farmers in remote areas to improve their outcomes.

We are dedicated to setting industry benchmarks for exceptional customer experiences and robust financial outcomes, while fostering sustainable practices that create lasting value for both our customers and our company.

At the heart of our success are our employees, whose dedication and expertise are indispensable in making Deere & Company a leader in the industries we serve. Their commitment is reflected in every product we create and every service we provide.

As we look to the future, the prospects for Deere & Company are as promising as ever. Your participation and vote are crucial. Whether you attend the meeting virtually or not, please cast your vote online, by phone, or via mail at your earliest convenience to ensure it counts. Instructions are in the Proxy Statement, on the Notice of Internet Availability of Proxy Materials, and on the proxy card to explain how to vote your shares.

Thank you for your steadfast support and for your belief in Deere & Company. We look forward to continuing this journey with you.

Sincerely,

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON FEBRUARY 26, 2025:

The Proxy Statement and Annual Report are available on our website at www.deere.com/stock. In addition to the Proxy Statement, we are sending you our Annual Report, which includes our fiscal 2024 financial statements.

If you wish to receive future proxy statements and annual reports electronically rather than receiving paper copies in the mail, please turn to the section entitled “Electronic Delivery of Proxy Materials” for instructions.

Chairman of the Board and Chief Executive Officer	L Director
John C. May Chairman of the Board, Chief Executive Officer, and President	Sherry M. Smith Lead Director

OUR HIGHER PURPOSE

WE RUN SO LIFE CAN LEAP FORWARD

This is the one planet we call home. One place to put down roots and lay foundations. One place to raise crops, kids, and hopes. One planet with one caveat: we must all work in harmony with it.

At Deere, we’ve always believed in conducting business conducive to life. Paving or planting, we shape the spaces that sustain us. We turn raw materials into machines that advance a chain of livelihoods—from supplier to dealer, from our customers to their consumers, from ourselves to our communities. We innovate on behalf of productivity, profitability, and planet—not with solutions in search of a problem, but with advancements that we believe elevate all lives in the one world we share.

With the values that make us Deere, we run with nature, run our factories with care, and run to support the people who trust us and the planet that sustains us. Working together to design and delight, test and train, outperform and overcome so life can leap forward.

We run, powered by our purpose, and guided by our core values

We recently refreshed our core values, affirming through the addition of humanity our intrinsic belief that all people deserve to be treated with dignity and respect. These values define us and guide us, informing how we show up for each other and all those with whom we do business.

INTEGRITY GROUNDS US We earn trust through our words and our actions by doing the right thing, even when it is tough.

QUALITY

DEFINES US

We pursue excellence in everything we do for our customers and people. By setting the bar high for our products, processes, services, and experiences, we set ourselves apart from others.

	HUMANITY UNITES US We treat people and our planet with dignity and respect. By building strong, connected, inclusive environments, we support a thriving world.	COMMITMENT DRIVES US We follow through, offer a helping hand, and go above and beyond to make things right. By holding ourselves and others accountable, we run together to make giant leaps.	INNOVATION GROWS US We gain ground with each leap forward. By being curious, taking smart risks, and learning from mistakes, we forge innovations that grow a more sustainable world.

We invite you to learn more about John Deere’s Higher Purpose at www.deere.com/purpose

Notice of 2025 Annual
Meeting of Shareholders

Purpose of Meeting

Elect the 11 director nominees named in the Proxy Statement (see page 11).

Date and Time

Wednesday, February 26, 2025
at 10 a.m. Central Standard Time (CST).

Place

The 2025 Annual Meeting
of Shareholders (the “Annual Meeting”)
will be held exclusively online at virtualshareholdermeeting.com/DE2025.
You will need to enter the 16-digit control number on your proxy card, voting instruction form, or Notice of Internet Availability you
previously received.
See additional instructions on page 104.

Who

Holders of record of shares of Deere
common stock as of the close
of business on December 30, 2024,
the record date, are entitled to vote.

Approve the compensation of Deere’s named executive officers on an advisory basis (“say-on-pay”) (see page 36).
Ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2025 (see page 87).
Vote on the shareholder proposals, if properly presented at the meeting (see page 91).

Voting

Your opinion is very important. Please vote on the matters described in the accompanying Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You can find voting instructions below and on page 104.

By Phone: In the U.S. or Canada, you can vote your shares by calling
1-800-690-6903. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
By Internet: You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.
During the Meeting: You can vote electronically at the Annual Meeting. See page 104 for information on how to vote.
On behalf of the Board of Directors, I thank you for exercising your right to vote your shares. For the Board of Directors, Edward R. Berk Corporate Secretary Moline, Illinois January 10, 2025

Electronic Delivery
of Proxy Materials

Help us help the environment

We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.

Sign up for e-delivery at proxyvote.com. Please have your 16-digit control number available.	Benefits of E-Delivery: ◾ immediate and convenient access to the materials ◾ helps us reduce our impact on the environment ◾ helps us reduce our printing and mailing costs

Our environmental impact

In 2024, our E-Delivery initiative eliminated 459,408 sets of proxy materials from being produced and mailed. The estimated 439,309 pounds of paper being saved in this process represent the following:

877 tons of wood saved or the equivalent of 5,260 trees	4,700,000 gallons of water saved or the equivalent of 3,390 clothes washers operating for one year
5,600 million BTUs saved or the equivalent of 6,670 residential refrigerators operating for one year	259,000 pounds of solid waste saved
3,950,000 pounds of CO2 equivalent saved or the equivalent of 358 cars operating for one year	351 pounds of hazardous air pollutants saved
Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

This Proxy Statement is issued in connection with the solicitation of proxies by the Board of Directors of Deere & Company for use at the Annual Meeting and at any adjournment or postponement thereof. We began distributing print or electronic materials regarding the Annual Meeting to each shareholder entitled to vote at the meeting on or about January 10, 2025. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder, or as recommended by the Board of Directors where the shareholder choice is not specified.

Proxy Summary
Meeting Logistics	2	Ratification of Independent Registered Public Accounting Firm Highlights	9
Election of Directors Highlights	3	Forward-Looking Statements	10
Executive Compensation Highlights	6	Website References	10

Proposal 01—Election of Directors
Compensation of Directors	20	Sustainability and Human Capital	31
Corporate Governance	22	Security Ownership of Certain Beneficial Owners and Management	33
Board Oversight of Risk Management	28	Review and Approval of Related Person Transactions	35

Proposal 02—Advisory Vote on Executive Compensation
Compensation Discussion and Analysis	38	Risk Assessment of Compensation Policies and Practices	68
Executive Compensation Table of Contents	39	Compensation Committee Report	69
Key Aspects of the 2024 Compensation Program	42	Executive Compensation Tables	70
2024 Compensation Overview	45	Pay Ratio Disclosure	81
Direct Compensation Elements	50	Pay Versus Performance Disclosure	82
Indirect Compensation Elements	63	Option Award Disclosure	85
Compensation Methodology and Process	65	Equity Compensation Plan Information	86

Proposal 03—Ratification of INDePendent Registered Public Accounting Firm
Audit Review Committee Report	90

Other Matters for Vote
Proposal 04—Shareholder Proposal Regarding a Report on Racial and Gender Hiring Statistics	94	Proposal 07—Shareholder Proposal Regarding a Civil Rights Audit	100
Proposal 05—Shareholder Proposal Regarding a Report on the Effectiveness of Efforts to Create a Meritocratic Workplace	96	Proposal 08—Shareholder Proposal Regarding a Report on Charitable Giving	102
Proposal 06—Shareholder Proposal Regarding a Corporate Financial Sustainability Report	98

Additional Information
Voting and Meeting Information	104	Other Matters	108
Annual Report	107	2026 Shareholder Proposals and Nominations	108
Electronic Delivery of Deere's Proxy Solicitation Materials	107	Cost of Solicitation	109
Householding Information	108

APPENDIX
Appendix A—Director Independence Categorical Standards of Deere & Company Corporate Governance Policies	110

2025 PROXY STATEMENT	1

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proxy summary

This summary highlights selected information contained in this Proxy Statement, but it does not contain all the information you should consider. We urge you to read the whole Proxy Statement before you vote. You should also review Deere’s Annual Report on Form 10-K for the fiscal year ended October 27, 2024. Deere uses a 52/53 week fiscal year ending on the last Sunday in the reporting period. Deere’s 2024, 2023, and 2022 fiscal years ended on October 27, 2024, October 29, 2023, and October 30, 2022, respectively. Unless otherwise stated, all information presented in this Proxy Statement is based on Deere’s fiscal calendar.

Meeting Logistics

date & time	place	record date
Wednesday, February 26, 2025 at 10 a.m. CST	The Annual Meeting will be held online at virtualshareholdermeeting.com /DE2025	December 30, 2024

Your opinion is very important. Please vote on the matters described in this Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You are entitled to vote at the meeting if you were a holder of record of shares of Deere common stock as of the close of business on December 30, 2024, the record date.

Voting instructions are below. Refer to the Additional Information section under “How Do I Vote?” on page 104 for more information on how to vote your shares and other important Annual Meeting information.

by phone	by mail
In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.	You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

by internet	during the meeting
You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.	You can vote electronically at the Annual Meeting. See page 104 for information on how to vote.

If you wish to attend the virtual Annual Meeting, refer to the Additional Information section under “How Do I Attend the Annual Meeting?” on page 106 for instructions.

2	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proposal Highlights

proposal 01	Annual Election of Directors (page 11)	VOTE FOR EACH DIRECTOR
◾
Your vote is requested to elect the 11 nominees for the Board of Directors, all of whom currently serve as directors. Every member of our Board of Directors is elected annually. Clayton M. Jones will retire from the Board effective as of the Annual Meeting in accordance with our Corporate Governance Policies.
◾
Each nominee is a proven leader who has demonstrated a commitment to upholding Deere’s core values, and together, this talented slate of nominees will provide exceptional oversight and leadership in the year ahead.

Name, Age, Director Since, and Principal Occupation	Independence	Other Public Boards	Committee Memberships
			Executive	Audit Review	Compensation	Corporate Governance	Finance
Leanne G. Caret, 58, 2021 Retired EVP and Senior Advisor, The Boeing Company and Former President and CEO, Boeing Defense, Space & Security	INDEPENDENT	1	MEMBER	CHAIR			MEMBER
Tamra A. Erwin, 60, 2020 Retired Senior Advisor, Verizon Communications, Inc. and Former EVP and Group CEO, Verizon Business Group	INDEPENDENT	2	MEMBER		MEMBER	CHAIR
R. Preston Feight, 57, 2024 CEO, PACCAR Inc	INDEPENDENT	1		MEMBER		MEMBER
Alan C. Heuberger, 51, 2016 Senior Investment Manager, Cascade Asset Management Company	INDEPENDENT	0		MEMBER			MEMBER
L. Neil Hunn, 52, 2023 President and CEO, Roper Technologies, Inc.	INDEPENDENT	1			MEMBER		MEMBER
Michael O. Johanns, 74, 2015 Retired United States Senator from Nebraska and former U.S. Secretary of Agriculture	INDEPENDENT	1			MEMBER	MEMBER
John C. May, 55, 2019 Chairman, CEO, and President, Deere & Company	CEO	1	CHAIR
Gregory R. Page, 73, 2013 Chairman, Corteva, Inc.	INDEPENDENT	3	MEMBER	MEMBER			CHAIR
Sherry M. Smith, 63, 2011 Former EVP and CFO, SuperValu Inc.	INDEPENDENT	2		MEMBER		MEMBER
Dmitri L. Stockton, 60, 2015 Retired Special Advisor to Chairman and Senior VP, GE and Former Chairman, President, and CEO, GE Asset Management	INDEPENDENT	3	MEMBER		CHAIR		MEMBER
Sheila G. Talton, 72, 2015 President and CEO, Gray Matter Analytics	INDEPENDENT	2			MEMBER	MEMBER

2025 PROXY STATEMENT	3

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Strong Board Diversity

The Board regularly assesses the diversity of its members and nominees as part of its annual evaluation process. The Board believes the 11 director nominees represent a diverse and broad range of attributes, qualifications, experiences, and skills to provide an effective mix of viewpoints and knowledge.

gender diversity	Board refreshment	racial/ETHNIC diversity
2024: R. Preston Feight 2023: L. Neil Hunn 2021: Leanne G. Caret 2020: Tamra A. Erwin 2019: John C. May
tenure balance		age distribution
Avg. Tenure:(1) 6.5 yrs		Avg. Age:(1) 61 yrs

(1)	As of the date of this proxy statement.

diverse and balanced mix of attributes and experience

Executive	Corporate Governance	International	Finance
100%	100%	73%	73%

Risk Management	Technology & innovation	manufacturing	Agriculture	Government/ Academic
64%	55%	45%	36%	18%

Sustainability HIGHLIGHTS

Our Smart Industrial Operating Model aims to make our Company more efficient, nimble, and competitive. Through this model, we expect to help our customers become more profitable and sustainable. Our goal is to continue to revolutionize agriculture and construction through rapid introduction of new technologies and services that we expect will result in more sustainable outcomes for our customers, employees, dealers, suppliers, shareholders, and the communities we serve.

Our commitment to sustainability is evident in our Leap Ambitions—the measures of our operating model—which were announced in 2022. Our Leap Ambitions are designed to boost economic value and sustainability for our customers. Details on our Leap Ambitions and sustainability strategy are accessible through our Business Impact Report.

4	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

GOVERNANCE AND COMPENSATION HIGHLIGHTS

Over our history, one of the things we have learned is the inevitability of change. As a result, we regularly assess what we do to determine how we can adapt and improve. This approach applies to our corporate governance and compensation plans as much as it does to our manufacturing processes and product innovation. Below is a summary of changes we have implemented recently:

CORPORATE GOVERNANCE
◾
In 2024, we revised our Corporate Governance Policies to, among other things, limit the number of other public company boards on which a director may serve to three boards, or in the case of sitting public company CEOs, one board, and address related procedural requirements. The revisions also limit the number of audit review committees on which a director may serve to three audit review committees in total, and clarify board membership criteria, board compensation review processes, and stock ownership requirements for non-employee directors.
◾
In 2023, we implemented a continuing education series for our directors consisting of a quarterly schedule of voluntary awareness and education materials on relevant topics designed to enhance the directors’ understanding of complex or fast-developing subject areas.
◾
In 2023, we revised the advance notice provisions of our bylaws to, among other things, address the adoption of the universal proxy rules and make other modernizing changes.
◾
In 2022, we updated the Audit Review Committee charter to clarify the committee’s supervision of the Chief Audit Executive and oversight of enterprise risk management, including specific risk oversight for cybersecurity.

COMPENSATION
◾
In 2024, we modified the mix of equity awards for executive officers by increasing the proportion of performance-based equity awards in the form of performance stock units (PSUs) to 50%.The performance adjustment factor for Long-Term Incentive (LTI) awards changed to a range of up to +/- 20%. We also added relative total shareholder return (TSR) as a performance metric for PSUs along with relative revenue growth in equal proportions.
◾
In 2024, we simplified our incentive pay program and further aligned it with our strategy by adjusting the metric weightings for Short-Term Incentive (STI) and not initiating a new performance period for long-term incentive cash (LTIC).
◾
In 2023, we integrated and applied a qualitative framework assessment to the performance adjustment factor for LTI awards for certain senior officers, consisting of Business Execution, Innovation for Sustainability, and Leadership and Human Capital.
◾
In 2023, we adjusted the vesting schedule for restricted stock units (RSUs) granted under the LTI equity plan from a three-year cliff vest to a three-year ratable vest in approximately equal annual installments to better align with market practice.
◾
In 2023, we adopted a new recoupment policy adhering to the rules of the Securities and Exchange Commission (SEC) and the listing standards of the New York Stock Exchange (NYSE).
◾
In 2023, we revised the Change in Control Severance Program to adjust the multiplier for the CEO’s cash severance (if triggered) from 3.0x to 2.99x base salary plus target STI bonus, to align with market practice and respond to feedback from our shareholders.
◾
In 2023, we amended the STI plan to increase the limit on the amount payable to a participant in a plan year (which had not been updated since 2005) from $5.0 million to $10.0 million and removed outdated language due to changes in law.

Human capital management HIGHLIGHTS

Our employees are guided by a simple principle: We run so life can leap forward. Employees are further guided by our Code of Business Conduct, which helps them to uphold and strengthen the standards of honor and integrity that have defined John Deere since our founding.

◾	We strive to achieve safety excellence through increased focus on injury prevention, leading indicators, risk reduction, and health and safety management systems.
◾	We are an equal opportunity employer committed to providing a workplace free of harassment or discrimination. We believe that a diverse workforce that reflects the communities we serve is essential to our long-term success.
◾	Our total rewards are intended to be competitive, meet the varied needs of our global workforce, and reinforce our values. We are committed to providing comprehensive and competitive pay and benefits to our employees.
◾	Around the world, we offer internships, training, upskilling, apprenticeships, and leadership development at all stages of an employee’s career.

2025 PROXY STATEMENT	5

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

shareholder outreach HIGHLIGHTS

We place great importance on consistent dialogue with our shareholders. We regularly engage in discussions with shareholders throughout the year. During 2024, we invited shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Nearly all of those shareholders participated in discussions about our business strategy, performance, executive compensation, sustainability, governance, and other topics important to them.

proposal 02	ADVISORY VOTE ON EXECUTIVE COMPENSATION (page 36)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to approve, on an advisory basis, the compensation of our named executive officers.
◾
Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company through the business cycle as well as their individual performance.
◾
In fiscal 2024, we adjusted our executive compensation program to discontinue the long-term incentive cash plan in favor of equity as the form of long-term incentive compensation with 50% as performance-based equity for named executive officers, and to adjust the weighting of metrics in our short-term incentive program.

Fiscal 2024 Performance Highlights

Deere & Company’s overall performance in fiscal 2024 was reflective of a structurally improved business supported by a resilient dealer network and an employee base focused on strong execution, amidst challenging market conditions. Deere & Company achieved $51.72 billion in net sales and revenues compared with $61.25 billion in fiscal 2023. Our common stock closed at $407.93 per share at the end of fiscal 2024, an increase of 13% compared to $361.15 at the end of fiscal 2023.

Total Shareholder Return (TSR)

Deere continues to deliver strong TSR outperforming the S&P 500 as well as our compensation and performance peer groups’ medians for the five- and ten-year cumulative periods.

6	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	DILUTED EARNINGS PER SHARE
$51.72 BILLION	$7.10 BILLION	$25.62 $ PER SHARE
DOWN 16% æ	DOWN 30% æ	DOWN 26% æ

Net sales and revenues decreased 16% from fiscal 2023 driven by challenging market conditions.

Net income decreased 30% in 2024, from $10.17 billion in 2023. Deere’s fiscal 2024 net income was the third highest in company history, showcasing disciplined execution through challenging conditions in the global agricultural and construction sectors.

Earnings per share reached $25.62 in 2024 versus $34.63 in 2023. Earnings per share for 2024 are Deere’s second highest in company history, demonstrating improved structural performance throughout the business cycle and the company’s focus on deploying excess cash to shareholders.

cash flow from operating activities
(Billions)

Consolidated cash flow from operations totaled $9.23 billion. Additionally, $5.62 billion was returned to shareholders through share repurchases and dividends. The quarterly dividend rate on Deere stock was increased during the fiscal year from $1.35 to $1.47, an 8.9% increase.

For more information regarding our fiscal 2024 financial performance, please see our Annual Report, which is available at www.deere.com/stock.

2025 PROXY STATEMENT	7

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2024 Executive Compensation Highlights

Our executive compensation programs and practices are designed to incentivize opportunities that advance our shareholders’ long- term interests. We use metrics that align with our business strategy and aim to motivate our executive leadership team to create value for shareholders at all points in the business cycle. For fiscal 2024, the variable pay components (described below) are made up of both short-term and long-term metrics, which stimulate complementary behaviors and align with Deere’s pay for performance compensation philosophy. For more information about the metrics we use to measure compensation and the resulting payouts, see the Compensation Metrics section of the Compensation Discussion and Analysis (“CD&A”).

	Type of Compensation	Metric	Alignment with Business Strategy
Short-Term	short-term incentive (known within Deere as STI)	Operating Return on Operating Assets (OROA)	Exceptional operating performance for Equipment Operations
		Operating Return on Sales (OROS)	Exceptional margin performance for Equipment Operations
		Return on Equity (ROE)	Exceptional operating performance for Financial Services
Long-Term	long-term Incentive (known within Deere as LTI)	Relative Revenue Growth	Sustainable growth
		Relative Total Shareholder Return (rTSR)	Exceptional equity appreciation

As our NEOs assume greater responsibility, we award a larger portion of their total compensation in the form of performance-based or “at-risk” incentive awards and a larger portion of their incentive awards in the form of equity. The charts below illustrate the allocation of all components of fiscal 2024 direct compensation at target for our CEO and for our other NEOs as a group.

(a)	“At-Risk” implies awards that are subject to performance conditions and/or stock price performance
(b)	Metric driven variable pay
(c)	Stock price driven variable pay

8	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 03	Ratification of independent registered public accounting firm (page 87)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2025.
◾
We believe that retaining Deloitte & Touche LLP is in the best interest of shareholders. Deloitte is an independent firm with significant industry and financial reporting expertise, global capabilities, and reasonable fees.

proposal 04	SHAREHOLDER PROPOSAL on a report on racial and gender hiring statistics (page 94)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a report on racial and gender hiring statistics.
◾
The Board recommends that shareholders vote against this proposal because Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; we already publicly report substantial amounts of data about the composition of our workforce in our Business Impact Report, including its accompanying appendices and EEO-1 reports; and preparing the report would not meaningfully benefit shareholders.

proposal 05	SHAREHOLDER PROPOSAL on a report on effectiveness of efforts to create a meritocratic workplace (page 96)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a report on the effectiveness of efforts to create a meritocratic workplace.
◾
The Board recommends that shareholders vote against this proposal because Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; we already publicly report substantial amounts of data about the composition of our workforce in our Business Impact Report, including its accompanying appendices and EEO-1 reports; and preparing the report would not meaningfully benefit shareholders.

proposal 06	SHAREHOLDER PROPOSAL on a corporate financial sustainability report (page 98)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a corporate financial sustainability report.
◾
The Board recommends that shareholders vote against this proposal because Deere runs to serve our customers, employees, shareholders, and home communities and not in service of any political, ideological, or social agenda; the Board and committee structure provides for an appropriate level of oversight of the types of matters raised in the proposal; we publicly report extensively about social and governance matters in existing reports and resources; and preparing the report would not meaningfully benefit shareholders.

proposal 07	SHAREHOLDER PROPOSAL on a civil rights audit (page 100)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a civil rights audit.
◾
The Board recommends that shareholders vote against this proposal because Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; we have a robust enterprise management program to assess risks; and conducting an audit and preparing the report would not meaningfully benefit shareholders.

2025 PROXY STATEMENT	9

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 08	SHAREHOLDER PROPOSAL on a report on charitable giving (page 102)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a report on charitable giving.
◾
The Board recommends that shareholders vote against this proposal because the Company’s philanthropy is focused on ending hunger, alleviating poverty, and enhancing education, rather than benefiting any particular organization; we have robust governance around our philanthropic giving; and preparing the report would not meaningfully benefit shareholders.

Forward-Looking Statements

This Notice of Annual Meeting and Proxy Statement contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical or current facts included in this document are forward-looking statements. Forward-looking statements provide our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements as they do not relate to historical or current facts and by words such as “believe,” “expect,” “estimate,” “anticipate,” “will,” “should,” “plan,” “forecast,” “target,” “guide,” “project,” “intend,” “could,” and similar words or expressions. For example, all statements we make related to our estimated and projected targets, payouts, growth rates, and financial results, sustainability plans, goals, and aspirations, or our plans and outlooks for future operations, business strategies, or initiatives, including those relating to human capital and executive compensation are forward-looking statements.

All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Among these factors are risks related to: the agricultural business cycle, which can be unpredictable; the ability to execute business strategies; our ability to understand and meet customers’ changing expectations and demand for our products and solutions; negative claims or publicity that damage our reputation or brand; our ability to adapt in highly competitive markets; and the ability to attract, develop, engage, and retain qualified personnel. Important factors that could cause actual results to differ materially from our expectations, or cautionary statements, and other important information about forward-looking statements are disclosed under Item 1A, “Risk Factors,” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)—Forward-Looking Statements,” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

WEBSITE REFERENCES

Website references throughout this document are provided for convenience only, and the content of the referenced websites is not incorporated by reference into this document.

10	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
01

Annual Election of
Directors

The Board of Directors unanimously recommends that you vote FOR each of the 11 director nominees.

2025 PROXY STATEMENT	11

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How We Identify and Evaluate Director Nominees

The Corporate Governance Committee of the Board is responsible for screening candidates and recommending director nominees to the full Board. The Board nominates the slate of directors for election at each Annual Meeting of Shareholders and elects directors to fill vacancies or newly created Board seats.

The Corporate Governance Committee considers candidates recommended by shareholders, directors, officers, and third-party search firms. Third-party search firms may be used to identify and provide information on director candidates. If you wish to recommend a candidate for consideration by the Corporate Governance Committee, please send a proposal in writing to our Corporate Secretary at the address of our principal executive offices. If you wish to nominate a director, please review the procedures described in the Additional Information section under “2026 Shareholder Proposals and Nominations” in this Proxy Statement. It is the policy of the Corporate Governance Committee to evaluate all candidates in the same manner, regardless of the source of the recommendation.

Deere’s Corporate Governance Policies, which are described in the “Corporate Governance” section of this Proxy Statement, establish the general criteria and framework for assessing director candidates. In particular, the Corporate Governance Committee considers each nominee’s character, skills, experience, international versus domestic background, age, race, ethnicity, gender, and other types of diversity, as well as legal and regulatory requirements, in the context of an assessment of the particular needs of the Board at the time. The Corporate Governance Committee also considers qualitative criteria, such as alignment with Deere’s core values, when evaluating director candidates. The Corporate Governance Committee assesses all these criteria when considering information about the nominee provided by the proponent, the nominee, third parties, and other sources. The Committee also assesses each nominee’s affiliations and commitments in accordance with the Board’s time commitment and overboarding policies in connection with its annual self-assessment. In addition, the Board assesses the diversity of its members and nominees as part of its annual performance evaluation by considering, among other factors, diversity in expertise, experience, background, ethnicity, race, and gender. We believe a Board composed of members with complementary skills, qualifications, experiences, and attributes is best equipped to meet its responsibilities effectively.

Any director who experiences a material change in occupation, career, or principal business activity, including retirement, must tender a resignation to the Board. Upon recommendation from the Corporate Governance Committee, the Board may decline to accept any such resignation. Directors must retire from the Board upon the first Annual Meeting of Shareholders after reaching the age of 75, except as approved by the Board. In accordance with this policy, Clayton M. Jones will not stand for re-election and will retire from the Board effective as of the Annual Meeting.

Director Nominees

The Corporate Governance Committee has recommended, and the Board has nominated, each of Leanne G. Caret, Tamra A. Erwin, R. Preston Feight, Alan C. Heuberger, L. Neil Hunn, Michael O. Johanns, John C. May, Gregory R. Page, Sherry M. Smith, Dmitri L. Stockton, and Sheila G. Talton to be elected for terms expiring at the Annual Meeting in 2026. Each of the nominees, other than Mr. Feight, have been previously elected by our shareholders. Mr. Feight was initially recommended to the Corporate Governance Committee by another director. Effective with Mr. Jones’ retirement as of the Annual Meeting, the size of the Board will be reduced to 11 directors.

We are confident that this talented slate of nominees will continue to provide exceptional oversight and leadership in the year ahead. We discuss the nominees’ professional backgrounds and qualifications in the brief biographies that follow. Based on these qualifications and skills, the Board has concluded that each of these nominees should serve on Deere’s Board of Directors.

Board Diversity

The Corporate Governance Committee believes that our Board is most effective when it embodies a diverse set of viewpoints and practical experiences. To maintain an effective Board, the Corporate Governance Committee considers how each nominee’s particular background, experience, qualifications, attributes, and skills will contribute to Deere’s long-term success. As shown below, the Board nominees have a range of viewpoints, backgrounds, expertise, and attributes.

12	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Board NOMINEES Skills AND DEMOGRAPHIC BACKGROUND

Skill / Qualification	CARET	ERWIN	FEIGHT	HEUBERGER	HUNN	JOHANNS	MAY	PAGE	SMITH	STOCKTON	TALTON

Executive Experience
Directors with significant leadership experience enhance the board’s ability to oversee company leadership and offer insight into corporate strategy, culture, and leading a large organization

	■	■	■	■	■	■	■	■	■	■	■
Manufacturing Experience Directors who have worked with manufacturing organizations understand industry challenges and offer valuable perspective for product development and manufacturing operations	■		■		■		■	■

INTERNATIONAL EXPERIENCE
Directors with international experience understand diverse business environments, cultural perspectives, and economic conditions that can present challenges in global business operations, trade, and commerce

	■	■	■			■	■	■		■	■
GOVERNMENT / ACADEMIC EXPERIENCE Directors with experience in government or academia offer thought leadership on regulatory issues, government affairs, and present-day issues affecting business		■				■

AGRICULTURE EXPERIENCE
Directors who have experience in agriculture understand the impact of growing conditions and economic factors on the industry and offer insights on strategy for business operations

				■		■	■	■

TECHNOLOGY & INNOVATION experience
Directors with expertise in technology fields offer insights on technology innovations (including artificial intelligence), digital solutions, innovative business models, data analytics, e-commerce applications, and cybersecurity risks

	■	■	■		■		■				■
FINANCE EXPERIENCE Directors with financial expertise enhance oversight of financial reporting and control, financial performance and shareholder returns, and long-term strategy	◯	■	■	◯	■			◯	◯	■
RISK MANAGEMENT EXPERIENCE Directors with experience managing risks in business operations enhance oversight into evaluating, tracking, and mitigating the most significant risks facing the company	■		■	■	■				■	■	■

CORPORATE GOVERNANCE EXPERIENCE
Directors with experience in corporate governance through previous board experience or executive employment understand the function of a board and offer insights into governance best practices

	■	■	■	■	■	■	■	■	■	■	■
Gender
Female	■	■							■		■
Male			■	■	■	■	■	■		■
Race / Ethnicity
black or African American										■	■
white	■	■	■	■	■	■	■	■	■

◯ = Audit committee financial expert under SEC rules

2025 PROXY STATEMENT	13

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LEANNE G. CARET	Independent I Director Since: 2021 I Age: 58
Committees: Audit Review (Chair), Executive, Finance	Retired Executive Vice President and Senior Advisor of The Boeing Company and Former President and Chief Executive Officer of Boeing Defense, Space & Security
Past Positions at The Boeing Company (aircraft, defense, intelligence and satellite systems and services, and related financing)
◾
Executive Vice President and Senior Advisor – April 2022 to December 2022
◾
Executive Vice President and President and Chief Executive Officer of Boeing Defense, Space & Security – 2016 to March 2022
◾
President, Global Services & Support – 2015 to 2016
◾
Chief Financial Officer and Vice President, Finance, Defense, Space & Security – 2014 to 2015

◾
Vice President and General Manager, Vertical Lift – 2013 to 2014
◾
Vice President, H-47 Programs, Vertical Lift – 2009 to 2013
◾
General Manager, Global Transport & Executive Systems – 1998 to 2009

Other Current Directorships

◾
Raytheon Technologies Corporation (RTX)

Key Experience and Qualifications

◾
Strong leader in manufacturing and high-technology industries. Draws upon her experience as Executive Vice President of The Boeing Company, President and Chief Executive Officer of Boeing Defense, Space & Security, and as an officer of other global operations.
◾
Varied functional experiences in global business operations. Practical experience in global supply chain operations, financial management, investor relations, business acquisitions and integrations, government contracting, diversity and inclusion strategies, and other areas of oversight developed from serving as an executive officer of The Boeing Company.
◾
Valuable perspective on robust application of technology. Over 25 years of experience in digital engineering and advanced manufacturing solutions, the development of advanced and new technologies, highly complex and integrated systems, and automation.

TAMRA A. ERWIN	Independent I Director Since: 2020 I Age: 60
Committees: Corporate Governance (Chair), Compensation, Executive	Retired Senior Advisor of Verizon Communications Inc. and Former Executive Vice President and Group Chief Executive Officer of Verizon Business Group
Past Positions at Verizon Communications Inc. (communications, information, and entertainment products and services)
◾
Senior Advisor to the Chief Executive Officer – July 2022 to September 2022
◾
Executive Vice President and Group Chief Executive Officer of Verizon Business Group – 2019 to June 2022
◾
Executive Vice President and Chief Operating Officer, Verizon Wireless Group – 2016 to 2019
◾
Group President, Consumer and Mass Business Markets Sales and Service – 2015 to 2016

◾
President, National Operations, Wireline/Consumer and Mass Business Markets – 2013 to 2015
◾
Corporate Chief Marketing Officer –
2012 to 2013
◾
President, West Area – 2008 to 2011

Other Current Directorships

◾
F5, Inc. (FFIV)
◾
Xerox Holdings Corporation (XRX)

Key Experience and Qualifications

◾
Demonstrated leader with a multi-disciplinary background. Leverages her experience as a senior executive and as Executive Vice President, Chief Executive Officer, and Chief Operating Officer of Verizon Group businesses.
◾
Extensive understanding of product and service development. Widespread experience includes customer service operations and support, customer relations, marketing, sales, strategic planning, and human resources developed from her service as an executive officer of Verizon Communications Inc.
◾
Significant experience integrating advanced communications and technology. Demonstrated fluency with scaling innovative technology products and services, enabling connectivity, and driving transformation across complex organizations.

14	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

R. PRESTON FEIGHT	Independent I Director Since: 2024 I Age: 57
Committees: Audit Review, Corporate Governance	Chief Executive Officer of PACCAR Inc (since 2019)
Past Positions at PACCAR Inc (commercial trucks and vehicles, aftermarket parts, financial services)
◾
Executive Vice President – 2018 to 2019
◾
Vice President and President, DAF Trucks – 2016 to 2018
◾
Vice President and General Manager, Kenworth Truck Company – 2015 to 2016
◾
Assistant General Manager, Marketing and Sales, Kenworth Truck Company – 2012 to 2014
◾
Chief Engineer, Kenworth Truck Company – 2008 to 2012
Other Current Directorships ◾ PACCAR Inc (PCAR)

Key Experience and Qualifications

◾
Executive leader in manufacturing. Draws upon his leadership experience as PACCAR Inc’s Chief Executive Officer.
◾
Deep manufacturing experience in global business operations. Experience with a global manufacturing organization enables thorough understanding of challenges and growth opportunities through the evolution and integration of technology advancements including alternative propulsion, connectivity, and autonomy.
◾
Valuable perspective on business strategy. Over 30 years of experience in engineering, management, and leadership, including oversight of manufacturing, aftermarket, and captive finance, enables key insights for the Board.

ALAN c. heuberger	Independent I Director Since: 2016 I Age: 51
Committees: Audit Review, Finance	Senior Investment Manager, Cascade Asset Management Company (formerly BMGI) (since 2021)
Past Positions at BMGI (private investment management)
	◾ Senior Manager — 2004 to 2021	◾ Investment Analyst — 1996 to 2004

Key Experience and Qualifications

◾
Leadership in investment management industry. Over 25 years of experience in the investment management industry including in his current role as a Senior Investment Manager of Cascade Asset Management Company.
◾
Financial expertise and experience in governance, strategy, and other areas of oversight. Broad oversight experience from service as a member of the boards of directors and advisors of various asset management entities and privately-held corporations.
◾
Strategic thinker with agriculture industry knowledge. Deep familiarity with the agricultural industry through his analysis of investments, asset management, finance, and economics.

2025 PROXY STATEMENT	15

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

L. NEIL HUNN	Independent I Director Since: 2023 I Age: 52
Committees: Compensation, Finance	President and Chief Executive Officer, Roper Technologies, Inc. (software, services, technology-enabled products and solutions) (since 2018)

Past Positions

◾
Executive Vice President and Chief Operating Officer of Roper — 2017 to 2018
◾
Group Vice President — 2011 to 2018
◾
President of MedAssets, Inc. — 2009 to 2011
◾
Executive Vice President and Chief Financial Officer of MedAssets, Inc. (Software-as-a-Service (SaaS)) — 2007 to 2010
Other Current Directorships ◾ Roper Technologies, Inc. (ROP)

Key Experience and Qualifications

◾
Executive leadership in the technology industry. Draws upon his service as President and Chief Executive Officer of Roper Technologies, Inc. and as an officer of other technology and consulting companies.
◾
Deep expertise in innovative technologies. Over two decades of experience in software, technology, and technology-enabled products.
◾
Experience executing business model transformation. Extensive understanding of capital deployment and management talent development to drive structural change, alongside his deep expertise in technology, SaaS businesses, and cybersecurity.

MICHAEL O. JOHANNS	Independent I Director Since: 2015 I Age: 74
Committees: Compensation, Corporate Governance	Retired U.S. Senator from Nebraska and former U.S. Secretary of Agriculture
	Past Positions ◾ United States Senator from Nebraska — 2009 to 2015 ◾ United States Secretary of Agriculture — 2005 to 2007 ◾ Governor of Nebraska — 1999 to 2005	Other Current Directorships ◾ Corteva, Inc. (CTVA)

Key Experience and Qualifications

◾
Leadership through public service. Over 15 years of leadership experience in state and federal government, including serving as Governor of Nebraska and the U.S. Secretary of Agriculture.
◾
Knowledge from cross-disciplinary legal experience. Understands complexities of law, governance, and regulatory issues from serving as a partner of a law firm and a member of the U.S. Senate and various Senate committees.
◾
Deep understanding of agricultural industry and related market forces. Leverages his background in agriculture and understanding of banking, commerce, and foreign trade to offer insightful perspective to our Board.

16	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

JOHN C. MAY	Director Since: 2019 I Age: 55
Committees: Executive (Chair)	Chairman, Chief Executive Officer, and President of Deere & Company (since 2020)
Past Positions at Deere & Company
◾
Chief Executive Officer and President — November 2019 to May 2020
◾
President and Chief Operating Officer —
April 2019 to November 2019
◾
President, Worldwide Agriculture & Turf Division, Global Harvesting and Turf Platforms, Ag Solutions (Americas and Australia) — 2018 to 2019
◾
President, Agricultural Solutions & Chief Information Officer — 2012 to 2018

◾
Vice President, Agriculture & Turf Global Platform, Turf & Utility — 2009 to 2012
◾
Factory Manager, John Deere Dubuque Works — 2007 to 2009
◾
Director, China Operations — 2004 to 2007

Other Current Directorships

◾
Ford Motor Company (F)

Key Experience and Qualifications

◾ Engaged and innovative leader who exemplifies our Smart Industrial Operating Model. Fifteen years of key leadership roles at Deere position him to lead the execution of our strategy, accelerate the integration of advanced technology with Deere’s legacy of manufacturing excellence, and provide the board with in-depth visibility into these matters.

◾ Visionary with deep business and industry expertise. Draws upon his experience with Deere’s businesses including his management of our global operations and his knowledge of precision agriculture and information technology in leading Deere toward the future.

◾ Extensive familiarity with Deere operations. Leverages his understanding of the complexities of Deere’s global operation through his knowledge in the areas of leadership, manufacturing, and information technology, among others, to offer critical insight and perspective to our Board.

GREGORY R. PAGE	Independent I Director Since: 2013 I Age: 73
Committees: Finance (Chair), Audit Review, Executive	Chairman of Corteva, Inc. (agricultural seeds, crop protection products, and digital solutions) (since 2019)

Past Positions at Cargill, Incorporated (agricultural, food, financial, and industrial products and services)

◾ Executive Director — 2015 to 2016

◾ Executive Chairman — 2013 to 2015

◾ Chairman and Chief Executive Officer —2011 to 2013

◾ Chairman, Chief Executive Officer, and President — 2007 to 2011

Other Current Directorships ◾ Corteva, Inc. (CTVA) ◾ Eaton Corporation plc (ETN) ◾ 3M Company (MMM)

Key Experience and Qualifications

◾ Executive and agricultural industry leader. Demonstrated leadership through his service as Chairman of Corteva, Inc. and Chairman and Chief Executive Officer of Cargill, Incorporated.

◾ Extensive oversight experience from board service. Experience in oversight of auditing, financial reporting, corporate governance, and sustainability from service as a member of the boards of directors of global public corporations.

◾ Robust perspective on the agricultural economy. Leverages his experience with commodities, agriculture, operating processes, finance, and economics to provide beneficial viewpoints.

2025 PROXY STATEMENT	17

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHERRY M. SMITH	Independent I Director Since: 2011 I Age: 63
Committees: Audit Review, Corporate Governance	Former Executive Vice President and Chief Financial Officer of SuperValu Inc.

Past Positions at SuperValu Inc. (retail and wholesale grocery and retail general merchandise products)

◾
Executive Vice President and Chief Financial Officer — 2010 to 2013
◾
Senior Vice President, Finance — 2005 to 2010
◾
Senior Vice President, Finance and Treasurer — 2002 to 2005
Other Current Directorships ◾ Anywhere Real Estate Inc. (HOUS) ◾ Piper Sandler Companies (PIPR) Previous Directorships ◾ Tuesday Morning Corp. (TUEMQ)

Key Experience and Qualifications

◾
Demonstrated leader with financial acumen and expertise. Leverages her leadership skills from her service as a senior executive and as Chief Financial Officer of SuperValu Inc.
◾
Breadth of oversight experience from board service. Experience in auditing, finance, accounting, compensation, strategic planning, and other areas of oversight gleaned while serving as a member of the boards of directors of public corporations.
◾
Valuable knowledge from agricultural background and business experience. Over two decades of experience with a wholesale grocery corporation and her family farming background enables her comprehension of finance, accounting, and food and supply chain management.

DMITRI L. STOCKTON	Independent I Director Since: 2015 I Age: 60
Committees: Compensation (Chair), Finance, Executive	Retired Special Advisor to Chairman and Senior Vice President of General Electric Company and Former Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated

Past Positions

◾
Special Advisor to the Chairman and Senior Vice President of GE (power and water, aviation, oil and gas, healthcare, appliances and lighting, energy management, transportation) — 2016 to 2017
◾
Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated (global investments) and Senior Vice President of General Electric Company — 2011 to 2016
◾
President and Chief Executive Officer of GE Capital Global Banking and Senior Vice President of General Electric Company — 2008 to 2011
Other Current Directorships ◾ Ryder System, Inc. (R) ◾ Target Corporation (TGT) ◾ Smurfit WestRock plc (SW) Previous Directorships ◾ Stanley Black & Decker, Inc. (SWK)

Key Experience and Qualifications

◾
Proven leader with breadth of experience in finance. Over 15 years of leadership experience through his service as Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated and as a senior leader of other business operations.
◾
Deep corporate governance and board oversight experience. Experience with the oversight of risk management, governance, and regulatory compliance from serving as a member of the boards of directors and trustees of global asset management, investment, and employee benefit entities.
◾
Critical thinker with relevant industry experience. Strategically applies his subject matter knowledge of finance, banking, and asset management to offer valuable insights.

18	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHEILA G. TALTON	Independent I Director Since: 2015 I Age: 72
Committees: Compensation, Corporate Governance	President and Chief Executive Officer of Gray Matter Analytics (healthcare analytics for healthcare providers, payers, and pharma companies) (since 2013)

Past Positions

◾
President and Chief Executive Officer of SGT Ltd. (strategy and technology consulting services) — 2011 to 2013
◾
Vice President of Cisco Systems, Inc. (information technology and solutions) — 2008 to 2011
Other Current Directorships ◾ OGE Energy Corp. (OGE) ◾ Sysco Corporation (SYY)

Key Experience and Qualifications

◾
Strong leader with a dedicated tenure in the technology industry. Draws upon her experience as President and Chief Executive Officer of Gray Matter Analytics and as an officer of other global technology and consulting firms.
◾
Extensive experience with board oversight areas of focus. Experience with compensation, governance, risk management, and other areas developed from service as a member of the boards of directors of global public corporations.
◾
Valuable perspective on the application of technology. Leverages over 15 years of experience in technology industries to provide insights on data analytics and global strategies.

2025 PROXY STATEMENT	19

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation of Directors

We have structured the compensation of our nonemployee directors with the following objectives in mind:

Recognize the substantial investment of time and expertise necessary for the directors to discharge their duties to oversee Deere’s global affairs	Align the directors’ interests with the long-term interests of our shareholders	Ensure that compensation is easy to understand and is regarded positively by our shareholders and employees

We pay nonemployee directors an annual retainer. Committee chairs and the Lead Director receive additional fees for performing those responsibilities. Directors who are employees receive no additional compensation for serving on the Board. We do not pay committee member retainers or meeting fees. We do reimburse directors for expenses related to meeting attendance.

To supplement their cash compensation and align their interests with those of our shareholders, nonemployee directors are awarded restricted stock units (RSUs) after each Annual Meeting. A person who serves a partial term as a nonemployee director will receive a prorated retainer and a prorated RSU award.

Compensation for nonemployee directors is reviewed every year by the Corporate Governance Committee. Management reviews trends in director compensation and data regarding the amounts and types of compensation paid to nonemployee directors at the companies in Deere’s compensation peer group and presents this information to the Corporate Governance Committee. All decisions regarding nonemployee director compensation are recommended by the Corporate Governance Committee and approved by the Board.

At its August 2024 meeting, the Board approved the changes to the compensation of nonemployee directors set forth below as recommended by the Corporate Governance Committee. The cash components became effective in October 2022 and no additional changes to the cash components were recommended in 2024. The equity component became effective in October 2024 for the RSU awards to be granted after the Annual Meeting.

The following chart describes the amounts we pay and the value of awards we grant to nonemployee directors:

Date Approved by the Board	August 2022	August 2024
Effective Date of the Annual Amounts	October 2022	October 2024
Retainer	$140,000	$140,000
Equity Award	$165,000	$180,000
Lead Director Fee	$40,000	$40,000
Audit Review Committee Chair Fee	$25,000	$25,000
Compensation Committee Chair Fee	$25,000	$25,000
Corporate Governance Committee Chair Fee	$20,000	$20,000
Finance Committee Chair Fee	$15,000	$15,000

Under our Nonemployee Director Deferred Compensation Plan, directors may choose to defer some or all of their annual retainers until they retire from the Board. For deferrals through December 2016, a director could elect to have these deferrals invested in either an interest-bearing account or an account with a return equivalent to an investment in Deere common stock. For deferrals effective in January 2017 and later, directors may choose from a list of investment options, none of which yields an above-market earnings rate.

CASH RETAINER
STOCK OWNERSHIP REQUIREMENT 5X DIRECTOR’S ANNUAL CASH RETAINER

Our stock ownership guidelines require each nonemployee director to own Deere common stock equivalent in value to at least five times the director’s effective annual cash retainer. This ownership level must be achieved within five years of the date the director joins the Board. Restricted shares (regularly granted to nonemployee directors prior to 2008), RSUs, and any common stock held personally by the nonemployee director are included in determining whether the applicable ownership threshold has been reached. Each nonemployee director has achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement or is within the five-year compliance period.

20	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

We require nonemployee directors to hold all equity awards until the occurrence of one of the following triggering events: retirement from the Board, total and permanent disability, death, or a change in control of Deere combined with a qualifying termination of the director’s service with the Company. Directors may not sell, gift, or otherwise dispose of their equity awards before the occurrence of a triggering event. While the restrictions are in effect, nonemployee directors may vote their restricted shares (but not shares underlying RSUs) and receive dividends on the restricted shares and dividend equivalents on the RSUs.

fiscal 2024 DIRECTOR COMPENSATION

In fiscal 2024, we provided the following compensation to our nonemployee directors. The compensation of John C. May, Chairman of the Board, Chief Executive Officer, and President, is shown in the Fiscal 2024 Summary Compensation Table.

	Fees Earned
Name	or Paid in Cash(1)	Stock Awards(2)	Total
Leanne G. Caret	$165,000	$164,984	$329,984
Tamra A. Erwin	$143,333	$164,984	$308,317
Alan C. Heuberger	$140,000	$164,984	$304,984
Charles O. Holliday, Jr.	$60,000	$—	$60,000
L. Neil Hunn	$140,000	$164,984	$304,984
Michael O. Johanns	$140,000	$164,984	$304,984
Clayton M. Jones	$156,667	$164,984	$321,650
Gregory R. Page	$155,000	$164,984	$319,984
Sherry M. Smith	$166,667	$164,984	$331,650
Dmitri L. Stockton	$165,000	$164,984	$329,984
Sheila G. Talton	$140,000	$164,984	$304,984
(1)	All fees earned in fiscal 2024 for services as a director, including committee chair and Lead Director fees, whether paid in cash or deferred under the Nonemployee Director Deferred Compensation Plan, are included in this column.
(2)	Represents the aggregate grant date fair value of RSUs computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation and does not correspond to the actual value that will be realized by the nonemployee directors. The values in this column exclude the effect of estimated forfeitures. All grants are fully expensed in the fiscal year granted based on the grant price. For fiscal 2024, the grant date was March 6, 2024, and the grant price was $366.63 per RSU.

The nonemployee director grant date is seven calendar days after the Annual Meeting. These awards vest one year after grant date but are required to be held until retirement or certain other events. The assumptions made in valuing the RSUs reported in this column are discussed in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC as part of our Annual Report on Form 10-K for the fiscal year ended October 27, 2024 (“2024 Form 10-K”). The following table lists the cumulative restricted shares and RSUs held by the nonemployee directors as of October 27, 2024:

Name	Restricted Stock	RSUs	Name	Restricted Stock	RSUs
Leanne G. Caret	—	1,412	Clayton M. Jones	824	20,669
Tamra A. Erwin	—	2,539	Gregory R. Page	—	11,121
Alan C. Heuberger	—	6,204	Sherry M. Smith	—	13,271
L. Neil Hunn	—	678	Dmitri L. Stockton	—	8,415
Michael O. Johanns	—	8,931	Sheila G. Talton	—	8,415

2025 PROXY STATEMENT	21

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance

At Deere, we recognize that strong corporate governance contributes to long-term shareholder value. We are committed to sound governance practices, including those described below:

INDEPENDENCE
◾
All of our director nominees, except our Chairman and CEO, are independent
◾
The independent Lead Director has a role with significant governance responsibilities
◾
All standing Board committees other than the Executive Committee are composed wholly of independent directors
◾
Independent directors meet regularly in executive session without management present

BEST PRACTICES
◾
Directors may not stand for re-election after their 75th birthdays, absent Board approval provided in rare circumstances
◾
Directors may not serve on more than three other public company boards, and sitting public company CEOs may not serve on more than one other public company board
◾
Directors may not serve on the audit committee of more than three public companies, including Deere’s Audit Review Committee
◾
Directors rotate committee membership periodically, as approved by the Board
◾
Our recoupment policy requires an executive to return any incentive compensation found to have been awarded erroneously in the event of a financial restatement
◾
Directors and executives are subject to stock ownership requirements
◾
Directors and executives are prohibited from hedging or pledging their Deere stock

ACCOUNTABILITY
◾
All directors are elected annually
◾
In uncontested elections, directors are elected by majority vote
◾
The Board and each active Board committee conducts an annual performance self-evaluation
◾
Shareholders have the ability to include nominees in our proxy statement (so-called proxy access rights)

RISK OVERSIGHT
◾
The Board oversees Deere’s overall risk management structure
◾
Individual Board committees oversee certain risks related to their specific areas of responsibility
◾
We have robust risk management processes throughout the Company

OUR VALUES

Our actions are guided by our core values: Integrity, Quality, Humanity, Commitment, and Innovation. We are committed to strong corporate governance as a means of upholding these values and ensuring that we are accountable to our shareholders.

WE STRIVE TO LIVE UP TO THESE VALUES IN EVERYTHING WE DO — NOT JUST BECAUSE IT IS GOOD BUSINESS, BUT BECAUSE WE ARE COMMITTED TO STRONG CORPORATE GOVERNANCE.

DIRECTOR INDEPENDENCE

The Board has adopted categorical standards (refer to Appendix A) set forth in our Corporate Governance Policies that help us evaluate each director’s independence. Specifically, these standards are intended to assist the Board in determining whether certain relationships between our directors and Deere or its affiliates are “material relationships” for purposes of the NYSE independence standards. The categorical standards establish thresholds, short of which any such relationship is deemed not to be material. In addition, each director’s independence is evaluated under our Related Person Transactions Approval Policy as discussed in the “Review and Approval of Related Person Transactions” section. Deere’s independence standards meet or exceed the NYSE’s independence requirements.

In November 2024, we reviewed the independence of each then-sitting director (including all our nominees), applying our categorical independence standards. The reviews considered relationships and transactions between each director (and the director’s immediate family and affiliates) and Deere, Deere’s management, and Deere’s independent registered public accounting firm. The Board specifically considered a contribution by Deere of $350,000 to Business Roundtable, a not-for-profit entity affiliated with Mr. Hunn. This was an ordinary course contribution, and we expect contributions or transactions of a similar nature to occur during fiscal year 2025. The Board concluded that this contribution did not impair independence and therefore, the Board affirmatively determined at its regular December 2024 meeting that no director, other than Mr. May, has a material relationship with Deere and its affiliates and that each director, other than Mr. May, is independent as defined in our categorical independence

22	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

standards set forth in our Corporate Governance Policies and the NYSE’s listing standards. Mr. May is not independent because of his employment relationship with Deere.

BOARD LEADERSHIP STRUCTURE

John C. May currently serves as Deere’s Chairman, Chief Executive Officer, and President. The position of Chair has traditionally been held by Deere’s Chief Executive Officer. The Board believes the decision as to who should serve as Chair and as Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the Board. The Board also believes that having an independent Chair is unnecessary under normal circumstances. Additionally, the enhanced role of the independent Lead Director together with the fact that all directors, other than the Chairman, are independent, provides a strong counterbalance to the non-independent Chairman and Chief Executive Officer roles. The Board’s governance processes preserve Board independence by ensuring regular executive sessions of independent directors that do not include the Chairman as well as an independent evaluation of and communication with members of senior management.

LEAD Director

The Board believes the role of the Lead Director, formerly referred to as the Presiding Director, exemplifies Deere’s continuing commitment to strong corporate governance and Board independence. The term Lead Director was adopted as part of the Board’s recent revisions to the Corporate Governance Policies, discussed below, to align with market practice though the purpose of the role is unchanged. The Board views the independent Lead Director’s role as a liaison between the Chairman and the independent directors and believes that, with the ability to call meetings of independent directors when necessary, the Lead Director’s role improves the independence of the Board’s leadership structure and its role in risk oversight.

The Lead Director is elected by a majority of the independent directors upon a recommendation from the Corporate Governance Committee. The Lead Director is appointed for a one-year term beginning upon election and expiring upon the selection of a successor.

The Board has assigned the Lead Director the following duties and responsibilities:

◾
Preside at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;
◾
Serve as liaison between the Chair and the independent directors;
◾
In consultation with the Chair, review and approve the schedule of meetings of the Board, the proposed agendas, and the materials to be sent to the Board;
◾
Call meetings of the independent directors when necessary and appropriate; and
◾
Remain available for consultation and direct communication with Deere’s shareholders.

Sherry M. Smith Lead Director since February 2024

Sherry M. Smith has served as our independent Lead Director since February 2024. In this role, Ms. Smith leverages her demonstrated leadership skills as a member of our Board and as previous chair of the Audit Review Committee, her thorough understanding of the board’s oversight of Company operations and the deep relationships that she has built over the years with both board members and management. Additionally, Ms. Smith uses her breadth of experience in oversight areas including auditing, finance, compensation, and strategic planning developed through her service on boards of multiple public companies, and her subject matter knowledge and financial acumen to strengthen independent oversight of management.

Board Meetings

Under Deere’s bylaws, regular meetings of the Board are held at least quarterly. The Board met five times during fiscal 2024. We typically hold at least one Board meeting per year at a company location other than our World Headquarters so directors have an opportunity to observe different aspects of our business first-hand. Our December 2024 Board meeting was held in Indaiatuba, Brazil, the location of our Brazilian headquarters, and featured field visits to local customers and dealers and our new research and development facility.

Directors are expected to attend Board meetings, meetings of committees on which they serve, and annual shareholder meetings. More specifically, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During fiscal 2024, all incumbent directors attended 75% or more of the meetings of the Board and committees on which they served. Overall attendance at Board and committee meetings was 96%. All directors then in office attended the Annual Meeting of Shareholders in February 2024.

2025 PROXY STATEMENT	23

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Each Board meeting normally begins and ends with a session between the CEO and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees. The independent directors regularly meet in executive session, without the CEO. Such executive sessions are scheduled and typically occur at each regular Board meeting. The Lead Director presides over these executive sessions.

Each Board meeting also includes an opportunity for directors to meet with key talent from the Company. Our directors use this time to recognize and reward leadership as well as gain valuable insight on the Company’s operations and culture.

Continuing director education

The Company has a continuing director education program that offers a quarterly schedule of voluntary awareness and education materials on relevant topics to the independent members of the Board. The materials are designed to enhance the directors’ understanding of complex or fast-developing subject areas, with topics approved by the Corporate Governance Committee and linked to subjects of discussion at upcoming Board meetings. The program does not serve as a replacement for regular Board meetings, and the extent of content sharing and training that has historically occurred at Board meetings remains the same as in previous years.

Topics covered by the continuing director education program in 2024 included recurring revenue business models (including SaaS), opportunities and risks of generative artificial intelligence, and biofuels. Board education is delivered through various mediums such as virtual sessions and presentations by external or internal subject matter experts, self-paced online training modules, articles, white papers and periodicals, apps, websites, and blogs. We believe that the education program provides broader context for key Board oversight topics and facilitates deeper subject matter expertise and more active conversations among our directors.

Director TIME COMMITMENT AND service on
other public company boards

In December 2024, the Board revised the Corporate Governance Policies to, among other things, clarify the Board’s time commitment and overboarding policies. While the Board acknowledges the value of having directors with significant leadership experience in other businesses and organizations, directors are expected to ensure that their other commitments do not interfere with their duties and responsibilities as directors of Deere. As such, no director may serve on the board of directors of more than three other public companies and no director who is a sitting public company CEO, including the Company’s CEO, may serve on the board of more than one other public company. Further, no director should serve on the audit committee of more than three public companies. Additionally, directors may not exceed any limitations on board or committee memberships that may be established by law, regulation, or the NYSE.

Pursuant to the revised Corporate Governance Policies, a director who is considering an invitation to sit on another company’s board must notify the Corporate Secretary on behalf of the Corporate Governance Committee. The director may not accept such an invitation until being advised by the chair of the Corporate Governance Committee that such service would not be contrary to the best interests of the Company, including by determining that the director’s additional commitments would not cause regulatory issues, result in actual or potential conflicts of interest, and would permit sufficient time for, and would not impair the director’s service on, the Board.

Directors are also asked to make the Corporate Governance Committee aware of any appointment to the audit committee or compensation committee of a public company board; any appointment to a committee chair, chair, or lead director position on any public company board; and any other change that could create a conflict of interest or impact the analysis of that director’s independence or ability to serve the Company. The Corporate Governance Committee will review each director’s affiliations in the course of its annual self-assessment and if, whether in the course of this assessment or otherwise, any director’s effectiveness is at any time determined to be materially compromised by other affiliations, the Corporate Governance Committee will address the situation as appropriate. The Board, upon the recommendation of the Corporate Governance Committee, may agree to waive any of these restrictions if it deems such action to be in the best interests of the Company.

24	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance Policies

Because we believe corporate governance is integral to creating long-term shareholder value, our Board of Directors has adopted company-wide Corporate Governance Policies, which are periodically reviewed and revised as appropriate to ensure that they reflect the Board’s corporate governance objectives.

In December 2024, the Board amended the Corporate Governance Policies to clarify limits for other board service, require notification to the Corporate Secretary of any invitation to sit on another company’s board, and require notification to the Corporate Governance Committee of any appointment to certain committee chair roles, lead director roles, or any other change that could create a conflict of interest or impact the independence or ability of the director to serve the Company. Refer to the “Director Time Commitment and Service on Other Public Company Boards” section above for additional detail.

corporate governance practices and other GLOBAL policies

Please visit the Corporate Governance section of our website at www.deere.com/corpgov to learn more about our corporate governance practices and to access the following materials:

◾ Leadership Biographies	◾ Code of Ethics	◾ Corporate Governance Policies
◾ Quality Policy	◾ Board committee charters	◾ Code of Business Conduct
◾ Supplier & Dealer Codes of Conduct	◾ Support of Human Rights in Our Business Practices	◾ Conflict Minerals Policy

Please visit the Ethics & Compliance section of our website at www.deere.com/ethics where we highlight our core values and other global policies, including the Global Environmental, Health & Safety Policy. Additionally, to promote transparency and good corporate citizenship, voluntary disclosures relating to the political contributions of the Company and its political action committee are available at www.deere.com/politicalcontributions.

Global Insider Trading Policy

The Company’s Global Insider Trading Policy applies to transactions in Company securities, including common stock, options, and other derivative instruments (e.g., futures contracts), debt securities, and any other securities the Company may issue, unless the transaction is specifically exempted. The Global Insider Trading Policy applies to our directors, officers, employees, contingent workers, contract workers, agents and consultants. If a covered person has material nonpublic information relating to the Company or its securities, it is the Company’s policy that neither that person nor any related person may buy, sell, gift, or recommend securities of the Company. We believe our Global Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our Global Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended October 27, 2024.

Board Committees

The Board has delegated some of its authority to five committees: the Executive Committee, the Audit Review Committee, the Compensation Committee, the Corporate Governance Committee, and the Finance Committee.

Periodically, the Board approves the rotation of certain directors’ committee memberships. The Board believes that committee rotation is generally desirable to ensure that committees regularly benefit from new perspectives and specific director expertise. In January 2024, Sherry M. Smith was appointed to the Corporate Governance Committee and left the Finance Committee. In September 2024, Tamra A. Erwin was appointed Chair of the Corporate Governance Committee, replacing Clayton M. Jones, who will retire from the Board effective as of the Annual Meeting in accordance with our Corporate Governance Policies. In December 2024, R. Preston Feight was appointed to the Audit Review Committee and the Corporate Governance Committee.

Each of our Board committees has adopted a charter that complies with current NYSE rules relating to corporate governance matters. Copies of the committee charters are available at www.deere.com/corpgov. Each committee (other than the Executive Committee, which did not meet in 2024 and of which Mr. May serves as chair) is composed solely of independent directors.

Every committee other than the Executive Committee regularly reports on its activities to the full Board.

2025 PROXY STATEMENT	25

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

AUDIT REVIEW COMMITTEE		Meetings in 2024: 8

Committee Purpose:

◾
Oversees the independent registered public accounting firm’s qualifications, independence, and performance
◾
Assists the Board in overseeing the integrity of our financial statements, compliance with legal and regulatory requirements, and the performance of our internal auditors
◾
Oversees the enterprise risk assessment and management program, including cybersecurity and artificial intelligence risks
◾
Oversees the internal audit function, including maintaining a direct reporting line with the Company’s Chief Audit Executive
◾
Pre-approves all audit and allowable non-audit services by the independent registered public accounting firm
◾
With the assistance of management, approves the selection of the independent registered public accounting firm’s lead engagement partner
◾
All members have been determined to be independent and financially literate under current NYSE listing standards, including those standards applicable specifically to audit committee members
◾
The Board has determined that Ms. Caret, Mr. Heuberger, Mr. Jones, Mr. Page, and Ms. Smith are “audit committee financial experts” as defined by the SEC and that each has accounting or related financial management expertise as required by NYSE listing standards

Leanne G. Caret Chair	R. Preston Feight

Alan C. Heuberger	Clayton M. Jones

Gregory R. Page	Sherry M. Smith

COMPENSATION COMMITTEE		Meetings in 2024: 6

Committee Purpose:

◾
Makes recommendations to the Board regarding incentive and equity-based compensation plans
◾
Evaluates and approves the compensation of our executive officers (except for the compensation of our CEO, which is also approved by the full Board), including reviewing and approving the performance goals and objectives that will affect that compensation
◾
Evaluates and approves compensation granted pursuant to Deere’s equity-based and incentive compensation plans, policies, and programs
◾
Retains, oversees, and assesses the independence of compensation consultants and other advisors
◾
Oversees our policies on structuring compensation programs for executive officers relative to tax deductibility
◾
Reviews and discusses the Compensation Discussion and Analysis (CD&A) with management and determines whether to recommend to the Board that the CD&A be included in our proxy statement
◾
All members have been determined to be independent under current NYSE listing standards, including those standards applicable specifically to compensation committee members

Dmitri L. Stockton Chair	Tamra A. Erwin

L. Neil Hunn	Michael O. Johanns

Sheila G. Talton

26	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CORPORATE GOVERNANCE COMMITTEE		Meetings in 2024: 4

Committee Purpose:

◾
Monitors corporate governance policies and oversees our Center for Global Business Conduct
◾
Reviews senior management succession plans and identifies and recommends to the Board individuals to be nominated as directors
◾
Makes recommendations concerning the size, composition, committee structure and rotations, and the compensation of non-employee directors
◾
Reviews and reports to the Board on the performance and effectiveness of the Board
◾
Oversees the evaluation of our management
◾
Monitors and oversees aspirations and activities related to environmental, social, and governance (ESG) matters
◾
All members have been determined to be independent under current NYSE listing standards

Tamra A. Erwin Chair	R. Preston Feight

Michael O. Johanns	Clayton M. Jones

Sherry M. Smith	Sheila G. Talton

FINANCE COMMITTEE		Meetings in 2024: 4

Committee Purpose:

◾
Reviews the policies, practices, strategies, and risks relating to Deere’s financial affairs
◾
Exercises oversight of the business of Deere’s Financial Services segment
◾
Formulates our pension funding policies
◾
Oversees our pension plans
◾
Makes recommendations concerning dividend and share repurchase activities for the Board
◾
All members have been determined to be independent under current NYSE listing standards

Gregory R. Page Chair	Leanne G. Caret

Alan C. Heuberger	L. Neil Hunn

Dmitri L. Stockton

2025 PROXY STATEMENT	27

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EXECUTIVE COMMITTEE		Meetings in 2024: 0

Committee Purpose:

◾
Comprised of the Chair of the Board and the chairs of each Board committee
◾
Acts on matters requiring Board action between meetings of the full Board
◾
Has authority to act on matters regarding the management of the business and affairs of the Company, as limited by our bylaws and applicable law
◾
All members, other than Mr. May, are independent

John C. May Chair	Leanne G. Caret

Tamra A. Erwin	Gregory R. Page

Dmitri L. Stockton

Board Oversight of Risk Management

The Board believes that strong and effective internal controls and risk management processes are essential for achieving long- term shareholder value. The Board, directly and through its committees, is responsible for monitoring risks that may affect Deere.

RISK MANAGEMENT APPROACH

We maintain a risk management program with a risk register and structured risk assessment process that supports strategic planning, performance, and decision making. To that end, we identify, categorize, assess, respond to, and monitor risks, escalating as needed. Business and risk leaders identify enterprise risks during an annual risk assessment and each risk is assessed for impact, likelihood, and effectiveness of related controls. We consider the various ways in which risks can affect our business by measuring the impact of those risks against a consistent set of criteria in five different categories, which include the impact to our operations, our financial performance, compliance and legal, our reputation, and our business strategy. We evaluate each risk for an appropriate risk appetite. We determine the inherent risk based on our assessments of impact and likelihood, and the residual risk with the effect of any mitigating controls. Response plans are developed for residual risks that remain above the acceptable level as defined by the risk appetite.

In addition to the structured risk assessment process, functional business leaders across the enterprise meet periodically to review new and evolving risks facing the business that—due to their nature—may not yet be addressed in our risk management program. This group determines appropriate business actions to address emerging risks, which may include assigning risk owners or otherwise incorporating the risk into the structured risk assessment process.

The CEO and his direct reports are responsible for the management and administration of Deere’s risk management processes. These executives provide periodic reports to the Board and the Audit Review Committee regarding the Company’s risk management processes and review high priority areas of enterprise risk with the Board or Board committees at regular meetings and as otherwise necessary to respond to significant threats or risk events.

28	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

BOARD AND COMMITTEE RISK OVERSIGHT RESPONSIBILITIES

Each Board committee is responsible for oversight of risk categories related to its specific areas of focus. The Audit Review Committee oversees the Company’s risk management processes and policies, while the full Board exercises ultimate responsibility for overseeing the risk management function as a whole and has direct oversight responsibility for many risk categories.

In addition, the Board believes that having an independent Lead Director enhances the Board’s independent oversight of the Company’s risk mitigation efforts by enabling consultation between the Chair of the Board and Lead Director on time-sensitive or urgent risks and on appropriate Board structure.

The areas of risk oversight exercised by the Board and its committees are:

BOARD OF DIRECTORS
◾
Oversees all enterprise risks and regularly receives and evaluates reports and presentations from the chairs of the individual Board committees on risk-related matters falling within each committee’s oversight responsibilities as well as from members of management on relevant risk topics
◾
Oversees succession plans and performance evaluations, as well as approves all compensation actions, for our CEO

Audit Review Committee	CoRPORATE GOVERNANCE Committee
◾
Oversees enterprise risk assessment and management processes and policies
◾
Monitors operational, strategic, and legal and regulatory risks by reviewing quarterly (or more frequently, if needed) reports and presentations given by management, including our Senior Vice President and Chief Legal Officer, Global Law Services & Regulatory Affairs; Vice President, Associate General Counsel & Corporate Secretary; Senior Vice President and Chief Financial Officer; Vice President, Internal Audit; Chief Information Officer; and Chief Information Security Officer, as well as other operational personnel
◾
Evaluates potential risks related to internal control over financial reporting, information systems, and shares with the full Board oversight responsibility for cybersecurity risks and risks related to artificial intelligence

◾
Monitors potential risks related to our governance practices by, among other things, reviewing succession plans and performance evaluations of the Board, monitoring legal developments and trends regarding corporate governance practices, overseeing aspirations and activities related to environmental (including climate), social, and governance matters, and evaluating potential related person transactions
◾
Monitors the Code of Business Conduct and compliance risks by, among other things, reviewing quarterly (or more frequently, if needed) reports and presentations by our Chief Compliance Officer, who has the opportunity to discuss further in executive session with the committee
◾
Monitors product safety and other compliance matters by reviewing annual reports and presentations given by management, including environmental, health, and safety (EHS) leaders

COMPENSATION Committee	FINANCE Committee
◾
Monitors potential risks related to the design and administration of our compensation plans, policies, and programs, including our performance-based compensation programs, to promote appropriate incentives that do not encourage executive officers or employees to take unnecessary and/or excessive risks

◾
Monitors operational and strategic risks related to Deere’s financial affairs, including capital structure and liquidity risks, and reviews the policies and strategies for managing financial exposure and contingent liabilities
◾
Oversees the operations of John Deere Financial (JDF) by reviewing periodic reports and presentations given by management, including JDF functional leaders
◾
Monitors potential risks related to funding our U.S. qualified pension plans (other than the defined contribution savings and investment plans) and monitors compliance with applicable laws and internal policies and objectives

2025 PROXY STATEMENT	29

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholder Outreach

We engage in proactive shareholder outreach throughout the year with the goal of continued delivery of sustainable, long-term value to our shareholders. Our efforts include engagement through the proxy season and our sustainability reporting, engagement with shareholders submitting proposals under Rule 14a-8 of the Exchange Act, and regular ongoing dialogue with shareholders and potential investors throughout the year. We recognize the value of the ongoing feedback and will continue regular shareholder engagement activities to gain their perspective firsthand.

whO WE ENGAGED

During 2024, we invited shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Nearly all of those shareholders participated in meetings and offered us valuable insights.

topics we covered
In our conversations with shareholders, we discussed our approach to various topics, which included:
governance	sustainability	executive compensation
technology and innovation	financial performance	Rule 14a-8 shareholder proposals and other related topics

how we are responding to what we heard

In response to the shareholder feedback we received, we have taken the following actions:

◾
Balanced shareholders’ support of compensation plans overall with a desire for simplification by implementing changes to our executive compensation program in fiscal 2024 as previously disclosed
◾
Provided a consolidated report containing information on company strategy, the Leap Ambitions, and outcomes toward sustainability efforts in fiscal 2024 with the Business Impact Report
◾
Adhered to the journey of progress on the glidepaths for our Leap Ambitions to enable qualitative discussion about our roadmap for achieving these goals and continued quantifying progress in the Business Impact Report
◾
Continued conversations about our philosophy regarding Board refreshment and composition, providing greater transparency to Board skills and experiences
◾
Enhanced integration of the Leap Ambitions with our executive compensation program through emphasis on OROS in the STI calculation, including increasing weighting in fiscal 2024
◾
Balanced shareholders’ interest in efficient management of assets in our executive compensation program by retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2024
◾
Continued alignment with shareholders by using relative TSR and relative revenue growth in our compensation program
◾
Approved increased STI performance targets for OROA and OROS for fiscal 2025 to further align with Deere’s continued focus to deliver upon the Leap Ambitions, including 20% mid-cycle OROS by 2030
◾
Continued the groundwork for the development of a climate transition plan, taking into consideration existing frameworks, to enhance transparency

30	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Communication with the Board

Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Lead Director or the Corporate Secretary, who will submit all correspondence about bona fide issues or questions concerning the Company to the Board or the appropriate committee, as applicable. Communications may be addressed to:

Lead Director, Board of Directors Deere & Company, Department A One John Deere Place Moline, Illinois 61265-8098	Corporate Secretary Deere & Company One John Deere Place Moline, Illinois 61265-8098

sustainability and human capital

Details on our Leap Ambitions and sustainability strategy are included in our Business Impact Report, which is available under Sustainability Reports at www.deere.com/stock.

LEAP AMBITIONS

Our Leap Ambitions are a framework designed to boost economic value and sustainability for our customers. The Leap Ambitions set goals to measure the results of our Smart Industrial Operating Model. The ambitions align across our customers' production systems, seeking to optimize their operations to deliver better outcomes with fewer resources. We believe our Leap Ambitions are beneficial for our customers, employees, investors, dealers, suppliers, and other Deere stakeholders.

We believe that the focus areas of our Smart Industrial Operating Model increase our addressable market opportunities. Executing our strategy by delivering more economic and sustainable value to our customers is intended to expand operating return on sales from our equipment operations and grow enterprise recurring revenue.

We aim to deliver ongoing value across our product lines by digitally connecting certain equipment we produce, enabling our customers to leverage technology for better economic and more sustainable outcomes in their businesses. We are also introducing viable alternative power technologies for various product families. Furthermore, we plan to enhance how we deliver value by investing in a Solutions as a Service business model.

We aim to deliver ongoing value to our Production and Precision Agriculture and Small Agriculture and Turf customers by increasing the number of engaged acres, which is a measure of our customers’ use of the John Deere Operations Center—our online farm management system—and generally reflects the number of unique acres with at least one operation pass documented in the Operations Center in the past 12 months. We also aim to increase the number of those engaged acres that are:

◾	highly engaged, which includes acres with documentation of multiple production steps and the use of digital tools to complete multiple value creating activities over a 12-month period; and
◾	sustainably engaged, which includes acres with incorporation of two or more sustainable John Deere technology solutions or sustainable practices over a 12-month period.

We also aim to enable our customers to be more sustainable in their production steps. For example, we provide our agricultural customers with technology solutions that help to improve their nitrogen use efficiency and increase their crop protection efficiency. Across all segments we believe we will deliver ongoing value by continuing to focus on reducing the CO2e emissions from our equipment, including by offering hybrid-electric and electric options where feasible in our product families. We also continue to work toward production of a fully autonomous, battery-powered agricultural tractor and have launched several models of electric turf and compact construction products. We also expect to support sustainable outcomes and deliver value through increasing the use of grade management control for earthmoving customers, intelligent boom control for forestry customers, and precision solutions for roadbuilding customers.

In our facilities, we will continue to prioritize the safety of our employees and work to reduce our own greenhouse gas emissions. We will also work to reduce waste intensity and our freshwater consumption intensity at water-stressed manufacturing locations. We also plan to create more sustainable outcomes in our business by increasing the amount of recyclable and sustainable materials in our product content and increasing our remanufacturing revenue.

2025 PROXY STATEMENT	31

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

sustainability Reporting frameworks

We continue to monitor and review the developing sustainability frameworks, standards, and global regulations and work to incorporate those most applicable to our business into our sustainability reporting. Information about the sustainability frameworks and standards to which we align our reporting are described in the Business Impact Report. Visit www.deere.com/stock for more information. The information included in this website should not be construed as a characterization regarding the materiality or financial impact of such information. The information in our sustainability reports and Business Impact Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.

human capital

Our employees are guided by a simple principle: We run so life can leap forward. Employees are further guided by our Code of Business Conduct (Code), which helps them to uphold and strengthen the standards of honor and integrity that have defined John Deere since our founding. And while our world and business may change, we continue to be guided by our core values—Integrity, Quality, Humanity, Commitment, and Innovation. Humanity was added as our fifth core value in fiscal year 2024.

CODE OF BUSINESS CONDUCT

We are committed to conducting business in accordance with the highest ethical standards. We require all employees to complete training on our Code and also require that employees regularly certify compliance with the Code. The Code provides specific guidance to all our employees, outlining how they can and must uphold and strengthen the integrity that has defined John Deere since our founding. In addition, we maintain a global compliance hotline to report concerns of potential violations of the Code, global policies, or the law.

HEALTH AND SAFETY

We strive to achieve safety excellence through increased focus on injury prevention, leading indicators, risk reduction, and health and safety management systems. We have made progress on implementing best practices and leading indicators for enabling employee safety over recent years with our Health and Safety Management System. We utilize a safety balanced scorecard, which includes leading and lagging indicators, and is designed to enable continuous measurement of safety performance and drive continuous improvement.

WORKPLACE PRACTICES AND POLICIES

We are an equal opportunity employer committed to providing a workplace free of harassment and discrimination. We believe that a diverse workforce that reflects the communities we serve is essential to our long-term success. For recruiting and development opportunities, we work with a variety of professional organizations to support a diverse pipeline of candidates representing the fields of accounting, agriculture, general business, engineering, science, and technology, and provide development opportunities for all employees.

COMPENSATION & BENEFITS

Our total rewards are intended to be competitive, meet the varied needs of our global workforce, and reinforce our values. We are committed to providing comprehensive and competitive pay and benefits to our employees. We continue to invest in employees through growth and development and well-being initiatives.

Eligible full-time employees in the U.S. have access to medical, dental, and vision plans; savings and retirement plans; parental leave and paid time off; and mental health and wellness services. We also offer a variety of working arrangements to eligible employees, including flexible schedules, remote work, and job sharing to help employees manage home and work-life situations. Programs and benefits differ internationally for a variety of reasons, such as local legal requirements, market practices, and negotiations with works councils, trade unions, and other employee representative bodies.

training and DEVELOPMENT

Around the world, we offer internships, training, upskilling, apprenticeships, and leadership development at all stages of an employee’s career. Training programs are tailored to different geographic regions and job functions and include topics such as technical operation of equipment, equipment assembly, relationships with customers and dealers, our culture and values, compliance with the Code, compliance with anti-bribery/corruption laws and policies, compliance with management of private data and cybersecurity, conflicts of interest, discrimination and workplace harassment policies, sexual harassment policies, and leadership development.

32	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of Deere common stock beneficially owned as of December 30, 2024 (unless otherwise indicated), by:

Each person who, to our knowledge, beneficially owns more than 5% of our common stock	Each individual who was serving as a nonemployee director as of December 30, 2024	Each of the named executive officers listed in the Summary Compensation Table of this Proxy Statement	All individuals who served as directors or executive officers on December 30, 2024 as a group

A beneficial owner of stock (represented in column (a) below) is a person who has sole or shared voting power (meaning the power to control voting decisions) or sole or shared investment power (meaning the power to cause the sale or other disposition of the stock). A person also is considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership (within the meaning of the preceding sentence) within 60 days of December 30, 2024. For this reason, the following table includes exercisable stock options (represented in column (b) below), options, restricted shares, and RSUs (represented in column (c) below) that become exercisable or may be settled within 60 days of December 30, 2024. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

All individuals listed in the table below have sole voting and investment power over the shares unless otherwise noted. As of December 30, 2024, Deere had no preferred stock issued or outstanding.

	Shares Beneficially	Exercisable	Options, Restricted Shares, and
	Owned and Held	Options	RSUs Vesting Within 60 Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding
Greater Than 5% Owners
Cascade Investment(1)
2365 Carillon Point
Kirkland, WA 98033	23,689,657	—	—	23,689,657	8.70%
The Vanguard Group, Inc.(2)
100 Vanguard Blvd.
Malvern, PA 19355	21,724,420	—	—	21,724,420	7.98%
BlackRock, Inc.(3)
55 East 52nd Street
New York, NY 10055	17,236,799	—	—	17,236,799	6.33%
(1)	The ownership information for Cascade Investment is based on Amendment No. 6 to Schedule 13D filed jointly with the SEC on July 22, 2022 by Cascade Investment, L.L.C., William H. Gates III, and the Bill & Melinda Gates Foundation Trust (“Trust”). Cascade Investment, L.L.C. has sole voting power over 19,771,964 shares, and sole dispositive power over 19,771,964 shares owned. All shares of common stock held by Cascade Investment, L.L.C. may be deemed beneficially owned by Mr. Gates as the sole member of Cascade Investment, L.L.C. The Trust has shared voting power over 3,917,693 shares and shared dispositive power over 3,917,693 shares owned. Mr. Gates, as Co-Trustee of the Trust, may be deemed to have shared beneficial ownership of all shares of common stock held by the Trust.
(2)	The ownership information for The Vanguard Group, Inc. (“Vanguard”) is based on Amendment No. 9 to Schedule 13G filed with the SEC on February 13, 2024 by Vanguard. Vanguard holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. Vanguard has shared voting power over 358,856 shares, sole dispositive power over 20,569,764 shares, and shared dispositive power over 1,154,656 shares.
(3)	The ownership information for BlackRock, Inc. (“BlackRock”) is based on Amendment No. 7 to Schedule 13G filed with the SEC on January 29, 2024 by BlackRock. BlackRock holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. BlackRock has sole voting power over 15,313,463 shares and sole dispositive power over 17,236,799 shares.

2025 PROXY STATEMENT	33

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

	Shares Beneficially		Options, Restricted Shares, and
	Owned and Held	Exercisable Options	RSUs Available Within 60 Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding
Nonemployee Directors(4)(5)
Leanne G. Caret	—	—	1,412	1,412	*
Tamra A. Erwin	950	—	2,539	3,489	*
R. Preston Feight	—	—	145	145	*
Alan C. Heuberger	100	—	6,204	6,304	*
L. Neil Hunn	—	—	678	678	*
Michael O. Johanns	—	—	8,931	8,931	*
Clayton M. Jones	—	—	21,493	21,493	*
Gregory R. Page	—	—	11,121	11,121	*
Sherry M. Smith	—	—	13,271	13,271	*
Dmitri L. Stockton	—	—	8,415	8,415	*
Sheila G. Talton	—	—	8,415	8,415	*
Named Executive Officers(6)
Ryan D. Campbell	21,358	29,836	—	51,194	*
Joshua A. Jepsen	3,104	8,728	—	11,832	*
Rajesh Kalathur	70,271	101,393	18,120	189,784	*
John C. May	119,994	140,864	80,345	341,203	*
Cory J. Reed	15,087	48,412	—	63,499	*
All directors and executive officers as a group
(21 persons)(7)	243,407	359,450	181,089	783,946	*

*Less than 1% of the outstanding shares of Deere common stock.

(4)	The table includes restricted shares and RSUs awarded to directors under the Deere & Company Nonemployee Director Stock Ownership Plan (see footnote (2) to the Fiscal 2024 Director Compensation table). Restricted shares may not be transferred until the sooner to occur of the director’s termination of service, death, or a change in control of Deere. RSUs are payable only in Deere common stock and are settled upon the first to occur of the director’s termination of service, death, or a change in control of Deere, and have no voting rights until they are settled in shares of stock. In addition, directors own the following number of deferred stock units, which are not included in the table above and are payable solely in cash under the terms of the Nonemployee Director Deferred Compensation Plan:

Name	Deferred Units
Michael O. Johanns	3,300
Gregory R. Page	4,305
Dmitri L. Stockton	2,652
(5)	The following table provides information about the nonemployee director awards that are fully vested as well as unvested awards that vest within 60 days of December 30, 2024. Nonemployee director grants vest one year after grant date but are required to be held until retirement.

	Vested Restricted	Unvested Restricted		Vested Restricted	Unvested Restricted
Name	Shares and RSUs	Shares and RSUs	Name	Shares and RSUs	Shares and RSUs
Leanne G. Caret	962	450	Clayton M. Jones	20,219	1,274
Tami A. Erwin	2,089	450	Gregory R. Page	10,671	450
Alan C. Heuberger	5,754	450	Sherry M. Smith	12,821	450
L. Neil Hunn	228	450	Dmitri L. Stockton	7,965	450
Michael O. Johanns	8,481	450	Sheila G. Talton	7,965	450

(6)	See the Outstanding Equity Awards at Fiscal 2024 Year-End table for additional information regarding equity ownership for NEOs.
(7)	The number of shares shown for all directors and executive officers as a group includes 2,489 shares owned jointly with family members over which the directors and executive officers share voting and investment power.

34	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Review and Approval of Related Person Transactions

The Board has adopted a written Related Person Transactions Approval Policy that assigns our Corporate Governance Committee the responsibility for reviewing, approving, or ratifying all related person transactions. The written Related Person Transactions Approval Policy applies to three types of “related persons”:

Executive officers and directors of Deere	Any holder of 5% or more of Deere’s voting securities	Immediate family members of anyone in category (1) or (2)

Each year, our directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. In addition, the directors and officers must promptly advise our Corporate Secretary if there are any changes to the information they previously provided. After consultation with our Senior Vice President and Chief Legal Officer, Global Law Services & Regulatory Affairs, management, and outside counsel, as appropriate, our Corporate Secretary determines whether any transaction is reasonably likely to be a related person transaction. Transactions deemed reasonably likely to be related person transactions are submitted to the Corporate Governance Committee for pre-approval at its next meeting, unless action is required sooner. In such a case, the transaction would be submitted to the Chair of the Corporate Governance Committee, whose determination would be reported to the full committee at its next meeting.

When evaluating potential related person transactions, the Corporate Governance Committee or its Chair, as applicable, considers all reasonably available relevant facts and circumstances and approves only those related person transactions determined in good faith to be in compliance with or not inconsistent with our Code of Ethics and Code of Business Conduct and in the best interests of our shareholders.

Pursuant to the Related Person Transactions Approval Policy, the Corporate Governance Committee evaluated and approved the following “related persons” transactions as not inconsistent with our Code of Ethics or Code of Business Conduct:

1)	The sister of Mary K. W. Jones, former Senior Vice President, General Counsel, and Worldwide Public Affairs, who retired as Senior Legal Advisor, Office of the Chairman in fiscal 2024 is an employee in the Company’s corporate communications department. Ms. Jones did not directly or indirectly supervise her sister while working at the Company. During fiscal 2024, the employee earned approximately $189,802 in direct cash compensation along with customary employee benefits available to salaried employees generally.
2)	The brother-in-law of Joshua A. Jepsen, Senior Vice President and Chief Financial Officer, is an employee in the Company’s Production and Precision Agriculture reporting segment. Mr. Jepsen does not directly or indirectly supervise his brother-in-law. During fiscal 2024, the employee earned approximately $182,264 in direct cash compensation along with customary employee benefits available to salaried employees generally.
3)	The brother of Deanna M. Kovar, President, Worldwide Agriculture & Turf Division, Small Ag & Turf, Europe, CIS, Asia, and Africa, is an employee in the Company’s Production and Precision Agriculture reporting segment. Ms. Kovar does not directly or indirectly supervise her brother. During fiscal 2024, the employee earned approximately $397,240 in direct cash compensation along with customary employee benefits available to salaried employees generally.

The compensation of these employees is consistent with that of other employees at the same grade levels.

2025 PROXY STATEMENT	35

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
02

Advisory Vote on
Executive Compensation

The Board of Directors unanimously recommends that you
vote FOR the following non-binding resolution:

“RESOLVED, that the shareholders approve the compensation of the NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, tabular disclosures, and other narrative executive compensation disclosures.”

36	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

In accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory basis, the compensation of the named executive officers (NEOs) listed in the Fiscal 2024 Summary Compensation Table of this Proxy Statement. Deere’s practice, which was approved by our shareholders at the 2023 Annual Meeting, is to conduct this non-binding vote annually.

Supporting Statement

PAY FOR PERFORMANCE

Deere’s compensation philosophy is to pay for performance, support Deere’s business strategies, and offer competitive compensation. Our compensation programs consist of complementary elements that reward achievement of both short-term and long-term objectives, including the creation of shareholder value. The metrics used for our incentive programs are either associated with operating performance or are based on a function of Deere’s stock price with linkage to revenue growth and total shareholder return. See “Review of Pay for Performance Relative to Compensation Peer Group” in the Compensation Discussion and Analysis (CD&A), which highlights our success in connecting executive compensation with Deere’s financial performance.

COMPENSATION PHILOSOPHY

The CD&A offers a detailed description of our compensation programs and philosophy. Our compensation approach is supported by the following principles, among others:

We strive to attract, retain, and motivate high-caliber executives	As executives assume more responsibility, we increase the portion of their total compensation that is performance-based or at-risk and tied to long-term incentives	We structure our compensation program to be consistent and aligned with increasing long-term shareholder value	We recognize the need to manage value throughout the business cycle

Favorable Say-on-Pay Results
2023 92.5%	2024 92.4%

recent shareholder advisory votes

At our 2024 Annual Meeting, we held a shareholder advisory vote on executive compensation on which we received the support of approximately 92.4% of votes cast.

EFfect of Proposal

The say-on-pay resolution is non-binding, but the Board values your opinion as expressed through your votes and other communications. Therefore, the Board and the Compensation Committee (the “Committee”) will carefully consider the outcome of the advisory vote when making future compensation decisions. The Company also engages directly with shareholders on an ongoing basis to ensure that shareholder views are incorporated into compensation program design. However, the Board believes the Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Deere and its shareholders. Therefore, the final decision regarding the compensation and benefits of our executive officers and whether and how to address shareholder concerns remains with the Board and the Committee.

2025 PROXY STATEMENT	37

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Discussion and Analysis

We design our compensation plans to reward executive officer behavior that:

Unlocks new value for customers and helps them become more profitable and sustainable	Revolutionizes agriculture and construction industries through the rapid introduction of new technologies	Responds quickly to changing market conditions and customer needs	Allocates capital in a disciplined approach by devoting research and investment dollars to the most promising and profitable opportunities

Our business strategy emphasizes achieving superior operating and financial performance throughout the cycle through the delivery of innovations that address customer needs, unlock customer value, and support sustainability. This includes maintaining aggressive goals for operating margin and asset turns through operational efficiency and disciplined capital allocation. Our at-risk pay is designed to motivate NEOs to execute this strategy through linkage with our compensation metrics. In addition, our competitive base pay promotes stable planning and prudent risk taking. Our benefits plans are designed to drive a healthy, loyal, and long-term focused employee base.

The following section provides a detailed description of our compensation programs, including the underlying philosophy and strategy, the specific metrics, the relationship between our performance and compensation delivered in fiscal 2024, and the Board’s and the Committee’s methodology and processes used to make compensation decisions. For fiscal 2024, our NEOs were as follows:

John C. May	Joshua A. Jepsen
Chairman, Chief Executive Officer, and President	Senior Vice President and Chief Financial Officer

Ryan D. Campbell	Rajesh Kalathur	Cory J. Reed
President, Worldwide Construction & Forestry and Power Systems	President, John Deere Financial, and Chief Information Officer	President, Worldwide Agriculture & Turf Division, Production & Precision Ag, Sales and Marketing Regions of the Americas and Australia

38	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EXECUTIVE COMPENSATION Table of contents

compensation discussion and analysis
Executive Summary	39	Indirect Compensation Elements	63
Key Aspects of the 2024 Compensation Program	42	Compensation Determination Methodology and Process	65
2024 Target Direct Compensation Mix	49	Risk Assessment of Compensation Policies and Practices	68
Direct Compensation Elements	50	Compensation Committee Report	69

executive compensation tables and other information
Executive Compensation Tables	70	Option Award Disclosure	85
Pay Ratio Disclosure	81	Equity Compensation Plan Information	86
Pay Versus Performance Disclosure	82

Executive summary

Our business strategy emphasizes achieving superior operating and financial performance throughout the cycle through the delivery of innovations that address customer needs, unlock customer value, and drive sustainable outcomes. This includes maintaining aggressive goals for operating margin and asset turns while realizing sustainable shareholder value added (SVA) and OROA (as defined below) growth through disciplined capital allocation. Deere’s compensation program is designed to motivate NEOs to execute this strategy.

FISCAL 2024 financial PERFORMANCE

Deere & Company’s overall performance in fiscal 2024 was reflective of a structurally improved business supported by a resilient dealer network and an employee base focused on strong execution, amidst challenging market conditions. Our common stock closed at $407.93 per share at the end of fiscal 2024, an increase of 13% compared to $361.15 at the end of fiscal 2023. In 2024, we achieved the following results:

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	DILUTED EARNINGS PER SHARE
$51.72 BILLION	$7.10 BILLION	$25.62 $ PER SHARE
DOWN 16% æ	DOWN 30% æ	DOWN 26% æ

2025 PROXY STATEMENT	39

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

RE
Total Shareholder Return (TSR)

Deere continues to deliver strong TSR performance outperforming the S&P 500 as well as our compensation and performance peer groups’ medians in the five- and ten-year cumulative periods.

Compensation Metrics

The metrics Deere uses to measure execution of our business strategy for business purposes are aligned with the metrics used in our compensation programs to ensure that employees are functioning in aligned, high-performance teams. Further details below illustrate how the Company’s compensation plans and payouts are tied to performance.

SHORT-TERM INCENTIVE	LONG-TERM INCENTIVE
DRIVERS OF ONE-YEAR OROA(1), OROS(2), AND ROE(3)	DRIVERS OF RELATIVE TSR AND RELATIVE REVENUE GROWTH
◾ Operating margin focus ◾ Disciplined asset management ◾ Efficient use of equity ◾ Near-term business execution ◾ Disciplined capital allocation	◾ Market share ◾ Successful execution of business strategy, including our technology innovation ◾ Stock price appreciation over the long term ◾ Market conditions

(1)	OROA is a non-GAAP measure that is calculated by dividing the operating profit from equipment operations, which excludes the financial services segment, by the average identifiable assets of the equipment operations, with inventories at standard cost (believed to more closely approximate the current cost of inventory and the company’s investment in the asset). The resulting percentage is the operating return on operating assets. Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Identifiable assets exclude certain corporate assets, primarily equipment operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents.
(2)	OROS is a non-GAAP measure that is calculated by dividing the operating profit from the equipment operations, which excludes the financial services segment, by the net sales of the equipment operations. The resulting percentage is the operating return on sales.
(3)	ROE is calculated by dividing net income attributable to Deere & Company from financial services, which excludes equipment operations, by the average equity of financial services. The resulting percentage is return on equity.

40	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

COMPENSATION METRIC PERFORMANCE SUMMARY
FOR PERFORMANCE PERIOD ENDED 2024

			2024 Results	Fiscal 2024 Actions and Results	Page
Short-Term	Short-Term Incentive (STI)	OROA	35.9%	The STI payout was 180.0% of target, resulting in an award of $6.0 million for the CEO and awards of $1.7 million for the other NEOs.	51
		OROS	18.2%
		ROE	9.6%
		Payout as a % of Target	180.0%
Long-Term	Cash (LTIC)(1) (Discontinued starting in 2024)	3-Year Accumulated SVA(2)	$20.9B	The payout for the 2022-2024 performance period due to accumulated SVA was 200%. Although the relative TSR was at the 54th percentile, no additional adjustment was made to the LTIC payout due to having reached the 200% payout cap based on SVA performance. This resulted in an award of $4.5 million for the CEO and awards ranging from $1.9 million to $2.0 million for each of the other NEOs eligible for an LTIC award.	60
		Accumulated SVA % of Target	200.0%
		3-Year TSR as of Fiscal Year End	24.0%
		TSR Performance Results as Compared to the Performance Peer Group(3)	54th Percentile
		TSR Modifier(4)	N/A
		Payout as a % of Target	200.0%
	Equity (LTI)	Deere Annualized Revenue Growth Rate	5.5%

For the performance share units (PSUs) vesting in fiscal 2024 based upon Deere’s relative revenue growth over the 2022-2024 performance period, Deere performed at the 42nd percentile, which equates to a 76.0% payout.

The LTI grant for the 2024-2026 performance period was made in December 2023 and is based on relative revenue growth and relative TSR. The CEO received an LTI award with a grant date value of $17.76 million, a 20% increase over the base-level award; LTI awards for the other NEOs were increased by an average of 15%, with a grant date value of $4.14 million; adjustments reflect strong operating performance, execution of the Smart Industrial Operating Model, and responsiveness to the dynamic business conditions.

					56, 59
		Revenue Growth Performance Results as Compared to Performance Peer Group(3)	42nd Percentile
		PSU Payout as a % of Target	76.0%
(1)	The Committee discontinued the use of the LTIC plan for performance periods that would have begun in fiscal 2024 and after, and allowed the LTIC in-process performance periods to continue. This included the three-year performance periods ending with fiscal 2024 and fiscal 2025.
(2)	SVA is a non-GAAP measure that measures earnings in excess of our cost of capital, or the pretax profit left over after subtracting the cost of enterprise capital. For purposes of calculating SVA, the equipment operations are assessed a pretax cost of assets, which on an annual basis is approximately 12% of the segment’s average identifiable operating assets during the applicable period with inventory at standard cost (believed to more closely approximate the current cost of inventory and the company’s investment in the asset). The equipment operations SVA calculation excludes certain corporate assets (primarily the equipment operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents). The financial services segment is assessed an annual pretax cost of average equity of approximately 13%. The cost of assets or equity, as applicable, is deducted from the operating profit or added to the operating loss of each segment to determine the amount of SVA. The total of the SVA of the equipment operations together with the SVA of the financial services segment is our enterprise SVA.
(3)	See the Performance Peer Group section for additional details.
(4)	Due to the payout being at the 200% cap based upon accumulated SVA, there is no additional adjustment for the TSR Modifier.

2025 PROXY STATEMENT	41

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

KEY ASPECTS of the 2024 Compensation program

Total compensation for our CEO and NEOs for fiscal 2024 consisted of base salary, a STI award, and a LTI equity award.

Majority of CEO and NEO Total Compensation was Performance-BAsed

Approximately 92% of our CEO’s 2024 target total compensation was variable and at-risk, and 54% was performance-based compensation (in the form of STI and PSUs in the LTI award). Similarly, 83% of our other NEOs’ annual target total compensation was variable and at-risk and 50% was performance-based compensation. The performance-based portion is based on OROA, OROS, and ROE in the STI program, and three-year relative TSR (50%) and relative revenue growth (50%) in the PSUs, which represent 50% of the total LTI award. These proportions enhance the strong link between pay and performance for our CEO and other NEOs and the alignment of their interests with those of the Company and shareholders.

The table below shows the CEO’s target total direct compensation for fiscal 2024, made up of base salary, STI, and LTI in the form of PSUs, stock options, and restricted stock units (RSUs), illustrating the high proportion that is performance-based.

		Performance-Based
2024 CEO Target Total Direct Compensation	Salary	STI Target	LTI Target PSUs	LTI Target Stock Options	LTI Target RSUs	Total
John May	$1,664,004	$3,328,008	$7,400,000	$3,700,000	$3,700,000	$19,792,012
% of LTI			50%	25%	25%
% Of Overall Total	8%	17%	37%	19%	19%	100%

To further reinforce alignment of the interests of the CEO and other NEOs with those of the Company and shareholders, all NEOs are subject to the Company’s Incentive Compensation Recovery Policy and the stock ownership policy, which requires the CEO to hold stock equivalent to 6.0 times base salary and the other NEOs to hold stock equivalent to 3.5 times base salary.

short-term incentive USES RIgorous, pre-set Financial Goals

We have selected the metrics of OROA, OROS, and ROE for our STI program. The use of OROA as a metric in the STI plan leverages the strong relationship between OROA and SVA, as demonstrated by a 10-year and 20-year correlation coefficient between the two metrics of 0.99 and 0.91, respectively.

Due to the cyclicality of Deere’s business, the Committee approves goals for OROA and OROS based upon a range of potential conditions rather than a static forecast. This range of goals is rigorous, aggressive and challenging, attainable only with strong performance, and taking into account where Deere is in the cycle and other relevant opportunities and risks. Underscoring the challenge inherent in the goals, the Committee fixes threshold, target, and maximum OROA and OROS goals that are more ambitious at the peak of the business cycle, when it is easier to cover fixed costs and achieve a higher asset turnover (and thus a better OROA and OROS), and lower at the trough. Over time, the targets have increased to reflect structural, long-term improvements in the business. To maintain the rigor of the program, the specific goals for any year are formulaically determined based upon where Deere is in the cycle as compared to the approved goal ranges. There is no discretion in the determination of the goals associated with a specific volume level.

The Company’s overall performance in fiscal 2024 was reflective of a structurally improved business amidst challenging market conditions.The OROA of 35.9% and OROS of 18.2% reflect strong performance despite below mid-cycle volumes from our equipment operations. This resulted in the CEO and NEOs earning 180.0% of the target payout, demonstrating the rigor and pay-for-performance alignment of the STI program.

42	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

short-term incentive Goals increased for fiscal 2025

Emphasizing the rigor and the challenging nature of the goals set by the Committee, and to further align with Deere’s continued focus to deliver upon the Leap Ambitions, including 20% mid-cycle OROS by 2030, the Committee approved increased STI performance targets for OROA and OROS for fiscal 2025. Refer to the Sustainability and Human Capital section above for detail on our Leap Ambitions.

STI goals have increased dramatically over the past ten years. The increased STI goals demonstrate Deere’s commitment to deliver strong financial performance through the cycle. The significant and increasing level of challenge and rigor in the STI program are demonstrated by each of the following:

◾	The fiscal 2024 mid-cycle target OROA performance goal was more than double the target performance goal in fiscal 2015.
◾	The fiscal 2024 threshold level of OROA at trough of 12% aligns with neutral SVA performance. This means that positive SVA must be delivered for the OROA metric to contribute to a STI payout.
◾	The OROA performance level at trough that was required for a threshold payout in fiscal 2024 was previously the performance level that was required in fiscal 2015 for a maximum payout at trough.
◾	The addition of OROS as a performance metric for STI in fiscal 2022 demonstrated commitment to the Company’s operating strategy.

The new OROA and OROS goals that will apply to participants in the STI plan in fiscal 2025 are below, along with comparisons to the goals as they existed previously.

FISCAL 2025 OROA GOALS

	2015 OROA Goals			2022 - 2024 OROA Goals			2025 OROA Goals			2025 OROA Goals as Compared to 2024
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	12%	20%	28%	17%	35%	48%	24%	44%	59%	+7 pts	+9 pts	+11 pts
Target	8%	12%	20%	15%	30%	40%	21%	38%	49%	+6 pts	+8 pts	+9 pts
Threshold	4%	8%	12%	12%	20%	28%	18%	27%	36%	+6 pts	+7 pts	+8 pts

FISCAL 2025 OROS GOALS

	2022 - 2024 OROS Goals			2025 OROS Goals			2025 OROS Goals as Compared to 2024
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	10%	17.5%	22%	12.5%	20%	24.5%	+2.5 pts	+2.5 pts	+2.5 pts
Target	8.5%	15%	18%	11%	17.5%	20.5%	+2.5 pts	+2.5 pts	+2.5 pts
Threshold	7%	10%	12.5%	9.5%	12.5%	15%	+2.5 pts	+2.5 pts	+2.5 pts

50% of CEO and OTHER NEO Equity was Performance-based

In fiscal 2024, 50% of the LTI equity award for the CEO and other NEOs was in the form of PSUs. The PSUs are tied to two equally weighted, three-year performance metrics of relative revenue growth and relative TSR as compared to the performance peer group. The Committee set the target at the 50th percentile for relative TSR performance and at the 50th percentile for relative revenue growth, which it considered rigorous and challenging levels.The remainder of the LTI equity award for the CEO and other NEOs was made up of 25% stock options and 25% RSUs, both of which vest in approximately equal annual installments over three years. The proportion of total compensation that was performance-based further enhances the link between pay and performance for the CEO and other NEOs and strengthens the alignment of the interests of the executives with shareholders.

Peer group assessed and Reviewed annually

Each year, the Committee, with the assistance of the compensation consultant, completes a rigorous review of the peer group of comparable companies that is used as a reference point in connection with executive compensation decisions. In this assessment, the Committee evaluates U.S.-based companies with an emphasis on diversified, global, industrial manufacturing companies with comparable sales and market capitalization to Deere. The Committee carefully considers the selection criteria, the range of values on such criteria, and the companies included. For fiscal 2024, the Committee determined the appropriate market reference for the CEO’s and other NEOs’ target total direct compensation was the median (50th percentile) of the compensation peer group. Consistent with best practices for corporate governance, the Committee has committed to review the peer group annually. Refer to the “Compensation Peer Group” and “Performance Peer Group” discussions in the Compensation Determination Methodology and Process section for additional detail.

2025 PROXY STATEMENT	43

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholders and the Executive Compensation Program

Say-On-Pay
At the February 2024 Annual Meeting, Deere received a 92.4% favorable vote for say-on-pay.

whO WE ENGAGED

During 2024, we invited shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Nearly all of those shareholders participated in meetings and offered us valuable insights.

what we HEARD about our EXECUTIVE COMPENSATION program

In our conversations with shareholders this year, we discussed our approach to executive compensation programs, as well as various sustainability and corporate governance topics important to them. Discussions with shareholders revealed broad alignment with changes made to our compensation programs in fiscal 2024 and did not indicate any significant disconnect with our compensation programs. We heard shareholders’ views that:

◾
Deere has strong alignment between business strategy and compensation design
◾
Shareholders appreciate the linkage between our strategy and ability to deliver sustainable outcomes to our stakeholders
◾
Our shareholders understand how compensation metrics are linked to successful operating performance and impact payouts under Deere’s variable pay programs
◾
Shareholders generally prefer equity over cash as long-term incentive compensation
◾
Though shareholders have varied perspectives on the integration of sustainability topics to compensation, they broadly understand and agree with our qualitative approach how we are responding to what we heard

In response to the feedback received from shareholders throughout the year, we have taken the following actions:

◾
Implemented changes to our variable pay plans to ensure alignment of pay and performance by: (1) increasing the proportion of performance-based PSUs in our LTI plan to 50%; and (2) adjusting the metric weightings for STI
◾
To more closely align the interests of our CEO and NEOs with those of our shareholders, we shifted all long-term incentives to be in the form of equity, eliminating the long-term cash component from previous years
◾
Enhanced integration with the Leap Ambitions(1) through emphasis on OROS in the STI calculation, including increasing weighting in fiscal 2024
◾
Balanced shareholders’ interest in efficient management of assets by retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2024
◾
Continued inclusion of sustainability components through qualitative assessments in executive compensation programs in fiscal 2024
◾
Continued alignment with shareholders by using relative TSR and relative revenue growth in our compensation program
◾
Approved increased STI performance targets for OROA and OROS for fiscal 2025 to further align with Deere’s continued focus to deliver upon the Leap Ambitions, including 20% mid-cycle OROS by 2030
(1)
Our Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. See Sustainability and Human Capital, above.

44	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2024 Compensation Overview

Deere is committed to a compensation philosophy that incorporates the principles of paying for performance, supporting business strategies, and paying competitively. The Committee believes this philosophy continues to drive our NEOs and salaried employees to produce sustainable, positive results for Deere and our shareholders.

pay for performance compensation considerations

The Committee believes each pay element included in direct compensation is consistent with our pay for performance compensation philosophy. The Committee reviews direct compensation for the NEOs in the aggregate (excluding the CEO) as well as for each NEO individually and compares this compensation to the market position data of our compensation peer group. This market position data takes into account the level of responsibility (including the level of sales volume) for each NEO’s respective operations.

A key element of these individual performance evaluations is a careful analysis of each NEO’s collaboration and contribution to the success of a high-performing team. Thus, while the market data for each position is a factor in reviewing direct compensation, the Committee also considers individual fulfillment of duties, teamwork, development, time in position, experience, and internal equity among NEOs other than the CEO. The Committee recognizes individual performance as necessary through adjustments to base salary and the LTI equity component.

Direct compensation for the CEO is higher than for the other NEOs due to the CEO’s breadth of executive and operating responsibilities for the entire global enterprise. The Committee does not target CEO compensation as a certain multiple of the compensation of the other NEOs. The relationship between the CEO’s compensation and that of the other NEOs is influenced by our organizational structure, which does not usually include a chief operating officer. The ratio of Mr. May’s direct compensation to that of the other NEOs is generally comparable to that found among the companies in our compensation peer group.

REVIEW OF PAY FOR PERFORMANCE RELATIVE TO COMPENSATION PEER GROUP

To ensure that total compensation for our NEOs aligns with the market, we compared our compensation and performance against the companies in our compensation peer group. As part of this comparison, we evaluated our peers’ mix of cash versus equity and short-term versus long-term components.

In addition, we reviewed the relationship between total realizable compensation and our performance for the three fiscal years ending with fiscal year 2023—the most recent fiscal year-end for which we can obtain corresponding compensation information for our peer companies. This review helps the Committee understand whether total compensation delivered to our NEOs aligns with our performance relative to our peer group. For the purposes of this review, we use relative TSR to measure performance.

The analysis, as shown in the following graphs, reveals that realizable pay for Deere’s CEO and other NEOs was aligned with Deere’s relative TSR over the relevant time period. Based on these results and the results of similar past comparisons of pay and performance alignment, we believe our pay programs ensure that compensation for our executives is aligned with performance and market norms.

For peer companies, total realizable pay includes cash-based and equity-based long-term incentive plan payouts, performance share plan payouts for performance cycles that are completed within the three-year period and forecasted or target payouts for performance cycles that were granted but not yet completed within the three-year period.

2025 PROXY STATEMENT	45

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

DEERE 3-YEAR PAY FOR PERFORMANCE REALIZABLE PAY VS. TOTAL SHAREHOLDER RETURN

CEO	OTHER NEOS

Total realizable pay for Deere’s NEOs is defined as the sum of the following components: actual base salaries, STI awards earned for each year in the three-year period from 2021-2023, LTIC awards paid for the three-year period from 2021-2023; forecasted payouts for LTIC cycles that remain in progress at the end of the three-year period; the Black-Scholes value as of October 27, 2023 (the last trading day of our fiscal year 2023) of any stock options granted over the three-year period; the value as of October 27, 2023 of RSUs granted over the three-year period based on our stock price as of that date; and the value of PSUs as of that date based on actual performance for the 2021-2023 performance cycle and performance to-date for the in-process
2022-2024 and 2023-2025 performance cycles.

LTI REPORTED VERSUS REALIZABLE VALUE

The values for stock and stock option awards included in the Fiscal 2024 Summary Compensation Table are presented in accordance with SEC requirements. In addition, the Committee also evaluates realizable value in connection with the CEO pay for performance assessment. To calculate the realizable value, the stock units from the LTI equity awards granted in fiscal 2022, 2023, and 2024 are valued using the fiscal year-end stock price of $407.93. The value of PSUs also takes into consideration the current year payout and the current performance for the performance cycles in-process (2023-2025 and 2024-2026). The value of options is calculated using the Black-Scholes value as of fiscal year end. The following chart compares the LTI equity values reported in the Fiscal 2024 Summary Compensation Table to Mr. May’s realizable LTI equity value for each of the grants in fiscal 2022, 2023, and 2024.

REPORTED VS. REALIZABLE LTI EQUITY VALUE

(Thousands)

◾	◾

(a)
See footnotes (2) and (3) to the Fiscal 2024 Summary Compensation Table for an explanation of these valuations.
(b)
Realizable LTI Equity is calculated as:
◾
The value of stock options that were granted in fiscal 2022, 2023, and 2024 using the Black-Scholes value as of October 27, 2024.
◾
The value of RSUs that were granted in fiscal 2022, 2023, and 2024 using the stock price as of October 27, 2024 of $407.93.
◾
The value of PSUs granted in fiscal 2022, 2023, and 2024 using the stock price as of October 27, 2024 of $407.93 and reflecting actual payout for the 2022- 2024 performance period and projected payouts for the in-process performance cycles of 2023-2025 and 2024-2026.

46	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of Compensation Governance

To ensure our compensation program meets Deere’s business objectives without compromising our core values, we regularly compare our compensation practices and governance against market best practices.

What wE DO:	What wE DO not do:

◾
Use a combination of short-term and long-term incentives to ensure a strong connection between Deere’s operating performance and actual compensation delivered
◾
Annually evaluate our peer group and pay positioning under a range of performance scenarios
◾
Annually review all of our compensation plans, policies, and significant practices
◾
Annually review risks associated with compensation
◾
Include a “double-trigger” change in control provision in our executive Change in Control Severance Program and our current equity plan
◾
Annually review and limit executive perquisites
◾
Retain an independent compensation consultant who does not perform other significant services for Deere
◾
Maintain a recoupment policy compliant with SEC and NYSE rules to ensure accountability in the presentation of our financial statements
◾
Enforce stock ownership requirements to ensure that directors and executives have interests aligned with our shareholders
◾
Provide executive officers with benefits such as health-care insurance, life insurance, disability, and retirement plans on the same basis as other full-time Deere employees

◾
Offer employment agreements to our U.S.-based executives
◾
Provide tax gross-ups for executives, except for those available to all employees generally
◾
Provide excise tax gross-ups upon a change in control to any employees
◾
Offer above-market earnings on contributions to deferred compensation accounts
◾
Grant stock options with an exercise price less than the fair market value of Deere’s common stock on the date of grant
◾
Re-price stock options without the prior approval of our shareholders
◾
Cash out underwater stock options
◾
Include reload provisions in any stock option grant
◾
Permit directors or employees (including officers), or their respective related persons, to engage in short sales of Deere’s stock or to trade in instruments designed to hedge against declines in Deere’s stock price
◾
Permit directors or officers to hold Deere securities in margin accounts or to pledge Deere securities as collateral for loans or other obligations

2025 PROXY STATEMENT	47

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of 2024 Compensation Elements

The components of our 2024 compensation program are:

	Component	Purpose	Characteristics
Total Direct	Base Salary	Intended to provide stable compensation to executive officers as a fixed cash component	Based on level of responsibility, experience, and sustained individual performance. Base salaries generally target the market median of our peer group.
	Short-Term Incentive (STI)	Annual cash award for profitability and efficient operations during the fiscal year as measured by OROA, OROS, and ROE

Variable cash compensation based on the achievement of performance objectives designed to align our executive officers in pursuing short-term goals. Payout levels are based on actual results and performance must meet a threshold level to achieve a payout, and there is a payout cap of 200% of target. A target STI award is designed to contribute to annual cash compensation and overall compensation and generally targets the market median of our peer group.

	Long-Term Incentive (LTI)	Equity award for creating shareholder value as reflected by relative and absolute stock price and relative revenue growth

Awarded in a combination of both performance- and time-based equity including PSUs, RSUs, and stock options and designed to reward the delivery of long-term strategic objectives and value creation. A base-level LTI award is designed to contribute to overall compensation and generally targets the market median of our peer group.

Total Indirect	Other Additional Benefits	Intended to provide other benefits that align with market offerings to similarly situated executive officers	Limited perquisites, retirement benefits, deferred compensation benefits, additional compensation payable upon a change in control.

We compare each component of compensation to the market median level for that component awarded by our peers. In addition, we strive to have each NEO’s total annual cash compensation and overall compensation at target to generally align to the market median levels for comparable executives.

48	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2024 Target Direct Compensation Mix

Pay for performance is an essential element of our compensation philosophy. Our performance-based compensation program consists of short-term (STI) and long-term (LTI) components, all driven by metrics that align with Deere’s business strategy.

To enhance the connection between pay and performance, as our NEOs assume greater responsibility we award a larger portion of their total compensation in the form of performance-based or “at-risk” incentive awards and a larger portion of their incentive awards in the form of equity. The charts below illustrate the allocation of all fiscal 2024 direct compensation components at target for our CEO and for our other NEOs as a group.

(a)	“At-Risk” implies awards that are subject to performance conditions and/or stock price performance
(b)	Metric driven variable pay
(c)	Stock price driven variable pay

2025 PROXY STATEMENT	49

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Direct Compensation Elements

As shown in the 2024 Target Direct Compensation Mix charts, the majority of direct compensation for the CEO and NEOs is based on “at-risk” variable pay, with a majority of CEO and NEO pay being performance-based. Our performance-based compensation programs fall into two categories: short-term incentives paid in cash based on annual metrics and long-term incentives based on a three-year performance period. Long-term incentives are awarded in the form of equity, with 50% being in the form of PSUs that are performance-based, as well as RSUs and stock options.

executive compensation changes IN fiscal 2024

In fiscal 2024, the Company implemented changes to our executive compensation plans to ensure alignment with and support for our Smart Industrial Operating Model and Leap Ambitions, including consideration of shareholder expectations and market practices. This included adjustments to the weighting of the metrics used to determine payouts under the STI plan to align with the goal for OROS in the Leap Ambitions and to balance the desire for asset efficiency throughout the cycle. We also simplified the calculation for the STI plan. To align, balance, and simplify, we established a new distribution of weighting across the metrics such that OROA continues to be the most heavily weighted metric at 50%, OROS increased slightly to 40%, and ROE increased slightly to 10%.

Beginning in fiscal 2024, all of the long-term incentive component of compensation for our executive officers is awarded in the form of equity. We discontinued the use of the long-term incentive cash (LTIC) plan for performance periods that would have begun in fiscal 2024. SVA continues as a compensation metric for the LTIC plan through the completion of the performance period ending in 2025, after which the Committee will continue to review SVA as a key operational metric. Relative TSR, which has served as a modifier on the LTIC plan, was added as a metric for PSUs under the LTI equity plan.

In fiscal 2024, we also adjusted the mix of equity awards for our executive officers, with a greater emphasis on performance-based equity such that equity was delivered in a mix of 50% PSUs, 25% RSUs, and 25% stock options. The performance metrics for the PSUs granted in fiscal 2024 are relative revenue growth and relative TSR in equal proportions.

In addition, for fiscal 2024 LTI base level equity awards, the performance adjustment factor range was lowered to be an increase or decrease of up to +/-20% (from a prior range of an increase up to +30%), in the case of executive officers, as recommended by the CEO and approved by the Committee, or in the case of the CEO, as recommended by the Committee and approved by the independent members of the Board.

base salary

As part of the annual review of salary levels for each NEO, the Committee considers the following factors:

Level of responsibility and time in position	Individual performance and potential	Internal equity	Base salaries for executives with similar roles and responsibilities at our peer companies

Base salaries generally target the market median of our peer group. Salary increases for NEOs during fiscal 2024 are reflected in the table below. All salary adjustments for NEOs are approved by the Committee except for the salary adjustments of Mr. May, who as our CEO, are recommended and approved by all independent members of our Board.

	Base Salary as of	Fiscal 2024	Base Salary as of
Name	Oct 29, 2023	Salary Increase %	Dec. 1, 2023
John C. May	$1,600,008	4.00%	$1,664,004
Joshua A. Jepsen	$888,250	4.00%	$923,784
Ryan D. Campbell	$934,493	4.00%	$971,880
Rajesh Kalathur	$927,708	4.00%	$964,824
Cory J. Reed	$917,880	4.00%	$954,600

50	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Short-Term Incentive (STI)

Awards under the John Deere Short-Term Incentive Bonus Plan are paid in cash based on annual metrics.

PERFORMANCE METRICS FOR STI

The Committee believes operating margins and the allocation of capital for research and development as well as other investment in a disciplined approach are key drivers to creating long-term shareholder value. For this reason, the Committee has designed the STI program to support our Smart Industrial Operating Model and to motivate our executives and most other salaried employees to focus on profitability, asset optimization, and capital efficiency. To underscore this focus, the performance metrics include operating return on operating assets (OROA) and operating return on sales (OROS) from the equipment operations, and return on equity (ROE) from financial services.

OROA (for our Equipment Operations segments) supports our strategic approach to sound investment of capital and asset utilization, which measures return on capital.	OROS (for our Equipment Operations segments) demonstrates the commitment to deliver operating margins and support our Leap Ambitions, which measures profitability.	ROE (for our Financial Services segment), which effectively measures the efficient use of equity.

weightings of PERFORMANCE METRICS

For fiscal 2024, we simplified the calculation of the performance results for these metrics by establishing a new distribution of weighting such that OROA continues to be the most heavily weighted metric at 50%, OROS increased slightly to 40%, and ROE increased slightly to 10%.

OROA and OROS are based upon the performance of the Equipment Operations, which reflects the consolidated results of Production and Precision Agriculture, Small Ag and Turf, and Construction and Forestry operations. The emphasis on the OROA and OROS performance of the Equipment Operations in calculating STI reflects the critical position these operations have as drivers of our business. Equipment Operations’ net sales accounted for 87% of our net sales and revenues in fiscal 2024.

2025 PROXY STATEMENT	51

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

OROA AND OROS – Equipment Operations MetricS

OROA and OROS goals are developed formulaically to reflect the nature of our end markets. As a smart industrial company, our business requires investment in fixed assets, such as buildings and machinery, as well as research and development that requires significant expenses with longer-term payoffs.

The Committee sets a range of OROA and OROS goals for a variety of potential conditions rather than for a static forecast. This motivates us to be agile and quickly make necessary structural changes to costs, capacity, and assets (especially inventory) as business conditions fluctuate during the year.

WHAT IS MID-CYCLE?

◾
We calculate mid-cycle sales for each product line by annually gathering historical information on the size of the industry (for example, the total number of tractors sold in the U.S. market) and our market share for every product line (in this example, the number of tractors sold by Deere).
◾
At the peak of a typical business cycle, actual sales constitute 120% of mid-cycle sales; at the trough, actual sales constitute 80% of mid-cycle sales, generally speaking. OROA and OROS goals vary each year to reflect where we are on this spectrum. Deere desires to reduce the amplitude of the cycle as part of our strategy.

◾	To maintain the rigor of the program, the specific goals for any year are formulaically determined based on where we are in the business cycle. This ensures our employees are not unduly rewarded when the economy is strong and penalized for poor economic conditions. The Committee fixes threshold, target, and maximum OROA and OROS goals that are more ambitious at the peak of a business cycle, when it is easier to cover fixed costs and achieve a higher asset turnover (and thus a better OROA and OROS), and lower at the trough.
◾	Our position in the business cycle is calculated by comparing sales at the end of the year to the mid-cycle sales approved at the start of the fiscal year. Performance targets are formulaically determined according to the position to the mid-cycle and the goals at trough, mid-cycle, and peak levels approved by the Committee at the beginning of the year. Points in between those levels are interpolated. There is no interpolation for points below 80% or above 120%. There is no discretion in the determination of the percent of mid-cycle or in the goals associated with a specific volume level.

52	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How do OROA AND OROS goals work?

For an example of how our multi-tiered OROA and OROS goals work in practice, assume we determined that mid-cycle sales are $30 billion. If actual sales for the year are $27 billion, this means we are at 90% of mid-cycle (27 ÷ 30 = .90). In that case, OROA and OROS goals would be lower than the goals for mid-cycle. On the other hand, if actual sales are $33 billion, this means we are at 110% of mid-cycle (33 ÷ 30 =1.1). In that case, OROA and OROS goals would be greater than the goals for mid-cycle. Both scenarios are illustrated below:

fiscal 2024 OROA AND OROS GOALS

The fiscal 2024 OROA and OROS goals are reflected in the charts below. OROS was added as a metric for the STI plan in 2022. The OROA goals have increased as our performance has improved. The threshold level of OROA at trough of 12% aligns with neutral SVA performance. Because of that alignment, to receive a payout from the OROA metric, positive SVA must be delivered each year.

2025 PROXY STATEMENT	53

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The following table reflects the rigorous growth of the OROA goals over time, which has resulted in STI payout levels varying in alignment with these rigorous goals.

	2015 OROA Goals			2016 - 2017 OROA Goals			2018 - 2021 OROA Goals			2022 - 2024 OROA Goals			2022-2024 OROA Goals as Compared to 2015
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	12%	20%	28%	16%	26%	36%	17%	35%	48%	17%	35%	48%	+5 pts	+15 pts	+20 pts
Target	8%	12%	20%	12%	19%	26%	14%	29%	40%	15%	30%	40%	+7 pts	+18 pts	+20 pts
Threshold	4%	8%	12%	8%	12%	16%	12%	20%	28%	12%	20%	28%	+8 pts	+12 pts	+16 pts

OROS was added as a metric in the STI plan for fiscal 2022, with the goals adjusting for the first time in fiscal 2025. Refer to “Short-Term Incentive Goals Increased for Fiscal 2025” in the Key Aspects of the 2024 Compensation Program section for additional detail on the increasing rigor in the OROA and OROS goals for fiscal 2025.

RECENT STI Payouts As a percent of target

Recent STI payout levels are reflected in the adjacent chart. The increasing rigor of the OROA goals at mid-cycle and peak over time, as well as the addition of OROS in 2022, have led to varying STI payouts that align with the Company’s pay for performance philosophy. This alignment demonstrates the Company’s commitment to delivering operational and financial performance throughout the cycle.

ROE – Financial Services Metric

The ROE metric is the STI performance metric for the Financial Services business, a key differentiator for how we deliver value to our dealers and customers. ROE was selected because it effectively measures the efficient use of the segment’s equity. We have two distinct business models within Financial Services, and we use different ROE goals for each.

Subsidized business: Historically, approximately 70% of Financial Services’ business has been subsidized by the Equipment Operations to reduce the interest rates that our customers and dealers would otherwise pay on financial products. The ROE goal for the subsidized business (10%) is the same regardless of the business cycle. Maximizing profitability is not the purpose of this segment.

Non-subsidized business: The remaining offerings, which are non-subsidized, are intended to utilize equity to earn a profitable return. Consequently, this business has more traditional (and progressively more challenging) goals. The threshold goal equals the implied after-tax cost of equity for Financial Services; the ROE goals of 13% at target and 16% at maximum represent an even greater level of stretch both internally and compared to our peers.

ROE goals are weighted based on the actual mix of subsidized versus non-subsidized business in a fiscal year. The Committee approved the following ROE goals at the beginning of fiscal 2024:

Fiscal 2024 ROE Goals	Subsidized business	Non-subsidized business	Weighted Goals
% of Business	68%	32%
Maximum	10%	16%	12%
Target	10%	13%	11%
Threshold	10%	10%	10%

54	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF STI AWARD RATES

At the beginning of the fiscal year, after review and consideration of Deere’s compensation peer group data for target cash bonuses, the Committee approves target STI rates as a percentage of the NEO’s base salary. Regardless of the award amount reached by applying these payout rates, no individual award under the STI plan may exceed $10 million or 200% of target. No changes were made to the target rates for fiscal 2024.

	2023 Target Rate	2024 Target Rate
CEO	200%	200%
Other NEOs	100%	100%

FISCAL 2024 PERFORMANCE RESULTS AND PAYOUT AMOUNTS

The chart below shows the STI performance targets and actual results for fiscal 2024. OROA and OROS performance targets are based on Equipment Operations being at 91% of mid-cycle.

STI AWARD CALCULATIONS

The amount of the STI award paid to an NEO is calculated as follows:

eligible earnings for the fiscal year	Target STI rate	Actual performance as a percentage of target	STI award amount

Based on the 180.0% STI payout, actual STI awards paid to the NEOs are shown in the table below.

	Fiscal 2024	Target Award	Actual Performance as a	Fiscal 2024
Name	Eligible Earnings	as a Percentage of Salary	Percentage of Target(1)	STI Award Payout
John C. May	$1,658,671	200%	180.0%	$5,971,216
Joshua A. Jepsen	$920,823	100%	180.0%	$1,657,481
Ryan D. Campbell	$968,764	100%	180.0%	$1,743,776
Rajesh Kalathur	$961,731	100%	180.0%	$1,731,116
Cory J. Reed	$951,540	100%	180.0%	$1,712,772
(1)	Actual performance as a percentage of target is rounded.

STI awards paid to the NEOs in fiscal 2024 consisted of approximately 2% of the total amount of STI awards paid to all eligible employees.

2025 PROXY STATEMENT	55

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Long-Term Incentive (LTI) Awards

LTI is designed to reward the NEOs for creating sustained shareholder value, encourage the ownership of Deere stock, foster teamwork, and retain and motivate high-caliber executives while aligning their interests with those of our shareholders. LTI awards are made under the John Deere 2020 Equity and Incentive Plan, which was approved by our shareholders at the Annual Meeting in February 2020. LTI awards tie a significant portion of NEO compensation to the Company’s performance over time and include 50% performance-based awards.

LTI awards consist of the following three equity components awarded annually:

Performance Stock Units (PSUs)	Restricted Stock Units (RSUs)	Market-priced stock options

FISCAL 2024 LTI AWARD OVERVIEW FOR NEOs

Beginning in fiscal 2024, we discontinued the use of the long-term incentive cash (LTIC) plan for new performance periods. All of the long-term incentive compensation for our executive officers in fiscal 2024 was awarded in the form of equity. Also for fiscal 2024, we adjusted the mix of equity awards for our executive officers to increase the proportion of performance-based PSUs as shown in the following chart.

	Performance measurements	Vesting period	Objective
PSUs 50%	Relative revenue growth(1) and relative TSR(2), in equal proportions	Cliff vest on the third anniversary of the grant date	Motivate and reward relative outperformance, demonstrate management contribution in excess of market performance
RSUs 25%	Stock price appreciation	Vest in approximately equal annual installments over three years	Encourage ownership and retention while providing immediate alignment with shareholders; have upside potential but deliver some value even during periods of market or stock price underperformance
Stock Options 25%	Stock price appreciation	Vest in approximately equal annual installments over three years; expire ten years from the grant date	Aligns management’s interest with shareholders, rewarding for stock price appreciation
(1)	Based on Deere’s annualized revenue growth rate as compared to the performance peer group.
(2)	Based on Deere’s three-year total shareholder return as compared to the performance peer group.

APPROVAL OF LTI EQUITY AWARD VALUES

The Committee established award values of LTI grants for the NEOs based on the following criteria:

Level of responsibility	Individual performance	Current market practice	Peer group data	Consideration of the dilution to shareholders

Awards granted in previous years are not a factor in determining the current year’s LTI award, nor is potential accumulated wealth.

Near the beginning of each fiscal year, after consideration of compensation peer group data on median values for long-term incentives, the Committee approves a dollar value for a base-level LTI equity award and the mix of awards to be delivered. The grant price is the closing price of Deere common stock on the NYSE on the grant date. The grant price is used to determine the number of PSUs, RSUs, and stock options to be awarded.

56	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LTI base level equity awards may be adjusted by a performance adjustment factor to distinguish an executive’s performance, deliver a particular LTI equity value, or reflect other adjustments as the Committee deems appropriate. For fiscal 2024 LTI base level equity awards, the Committee approved a performance adjustment factor range of an increase or decrease of up to +/-20%. The CEO recommends the adjustment for each senior officer, including the NEOs, to the Committee for its review. The recommendations are based upon execution and progress on pre-established objectives that may include quantitative and qualitative targets categorized in the areas of:

◾	Business Execution‒Deliver financial and operating results
◾	Innovation for Sustainability‒Develop next-generation customer solutions through our innovations and investments in digital, automation, autonomy, and electrification
◾	Leadership and Human Capital‒Demonstrate leadership skills and champion Deere’s higher purpose principles, drive the company culture and engagement, and attract, develop, and retain a diverse and inclusive workforce

The Committee evaluates the CEO’s performance and recommends the adjustment for the CEO’s base-level equity award. This recommendation is based upon the same categories applied to the other senior officers and is reviewed with, and approved by, the other independent directors of the Board.

LTI AWARD CALCULATIONS

The amount of the LTI award granted to an NEO is calculated as follows:

Base Award Value	PERFORMANCE ADJUSTMENT FACTOR	ADJUSTED AWARD VALUE

For fiscal 2024, the adjustments to base-level equity awards recognize the senior officers’ individual performance and execution in the categories set forth above. The Committee approved adjustments to base-level award values ranging up to 20% to recognize the accomplishments of the individual NEOs. LTI equity awards were approved for the NEOs as follows:

	Base Award	Performance	Adjusted
Name	Values	Adjustment	Award Values(1)
John C. May	$14,800,000	120%	$17,760,000
Joshua A. Jepsen	$3,600,000	115%	$4,140,000
Ryan D. Campbell	$3,600,000	115%	$4,140,000
Rajesh Kalathur	$3,600,000	115%	$4,140,000
Cory J. Reed	$3,600,000	115%	$4,140,000
(1)	The amounts shown include PSUs valued at the grant price on the date of grant assuming a 100% payout.

See the Fiscal 2024 Grants of Plan-Based Awards table and footnotes for more information on LTI equity awards delivered, as well as the terms of the awards.

For fiscal 2024, the number of RSUs, PSUs, and stock options granted to the NEOs represented 6%, 44%, and 41% respectively, of the total RSUs, PSUs, and stock options granted to all eligible salaried employees.

2025 PROXY STATEMENT	57

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PERFORMANCE TARGETS FOR PSUs granted in 2024

For PSUs granted in fiscal 2024 (December 2023), the actual number of shares to be issued upon vesting will be based on Deere’s revenue growth and total shareholder return relative to the performance peer group with equal weighting for the three-year performance period ending in 2026 and measured as of the end of the performance period. The performance peer group is approved by the Committee at the start of the performance period. The calculations for the payout of the fiscal 2024 PSU award will be as follows:

50% of PSUs Awarded	relative Revenue Growth Payout %	PSU PAYOUT BASED ON REVENUE GROWTH METRIC

50% of PSUs Awarded	relative TSR Payout %	PSU PAYOUT BASED ON TSR METRIC

The PSU payout based on the relative revenue growth metric, together with the PSU payout based on the relative TSR metric, will make up the PSU award for the performance period ending in 2026.

The number of PSUs that vest and convert to shares from the PSU award for the performance period ending in 2026 can range from 0% to 200% of the number of PSUs awarded, depending on Deere’s relative performance during the performance period, as illustrated in the following table:

Deere’s Revenue Growth or TSR Performance Relative to	% of Target Shares
the Performance Peer Group	Earned (Payout %)(1)
Below 25th percentile	0%
At 25th percentile	25%
At 50th percentile	100%
At or above 75th percentile	200%

(1)	Interim points are interpolated.

These performance targets reflect the Committee’s belief that median levels of relative performance should generally lead to median levels of compensation.

58	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Long-term incentive PSU payout FOR PERFORMANCE PERIOD ENDED FISCAL 2024

The performance period for PSUs granted in fiscal 2022 (December 2021) ended on October 27, 2024. The performance peer group for this period was approved by the Committee at the start of the performance period.

psu PERFORMANCE TARGETS FOR PERFORMANCE PERIOD ENDed fiscal 2024

The calculation for the payout of the fiscal 2022 PSU award was as follows:

100% of PSUs Awarded	RELATIVE Revenue Growth Payout %	PSU PAYOUT

The number of PSUs that vest and convert to shares from the PSU award for the performance period ended on October 27, 2024 could range from 0% to 200% of the number of PSUs awarded, depending on Deere’s relative revenue growth performance during the performance period, as illustrated in the following table:

Deere’s Revenue Growth Relative to	% of Target Shares
the Performance Peer Group	Earned (Payout %)(1)
Below 25th percentile	0%
At 25th percentile	25%
At 50th percentile	100%
At or above 75th percentile	200%

(1)	Interim points are interpolated.

These performance targets reflect the Committee’s belief that median levels of relative performance should generally lead to median levels of compensation.

PSU payout FOR PERFORMANCE PERIOD ENDED FISCAL 2024

The final number of shares earned was based on Deere’s annualized revenue growth relative to the performance peer group over the three-year performance period.The Committee made its final payout determination following a review of the relative revenue growth performance of Deere versus the performance peer group companies. Deere’s revenue growth was comparable to the 42nd percentile. This resulted in an overall payout of 76.0% of target. This payout compared to an overall payout of PSUs at 200.0% of target for each of the five prior three-year performance periods ending in fiscal 2019 through fiscal 2023, illustrates Deere’s consistently strong historical performance.

	Threshold 0%	Target 100%	Maximum 200%	Performance Results	% of Target Shares Earned

Annualized Revenue Growth				42nd percentile	76.0%

2025 PROXY STATEMENT	59

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Long-term incentive cash (LTIC) payout FOR PERFORMANCE PERIOD ENDED FISCAL 2024

To further emphasize LTI equity and simplify our compensation program, the Committee discontinued the use of the LTIC plan for performance periods that would have begun in fiscal 2024 and after, and allowed the LTIC in-process performance periods to continue. This included the three-year performance periods ending with fiscal 2024 and fiscal 2025.

The payout for the performance period ended fiscal 2024 used a three-year SVA metric with a modifier based on three-year relative TSR performance. The following chart details the threshold, target, and maximum accumulated SVA goals for each remaining performance period that includes fiscal 2024. Payout percentages are linearly interpolated for SVA performance between the points.

	Fiscal 2022	Fiscal 2023
SVA Goals for LTIC	through Fiscal 2024	through Fiscal 2025
Threshold SVA Required for Payout	$5 million	$5 million
SVA Goal for Target Payout	$5,770 million	$7,490 million
SVA Goal for Maximum Payout	$11,540 million	$14,980 million

SVA performance expectations have increased with each performance period. The SVA goal for a target payout for the performance period ending in 2025 is a 30% increase over the SVA goal for a target payout in the previous performance period.

MODIFICATION OF AWARDS BASED ON RELATIVE TSR (rTSR)

LTIC payouts may be modified based on rTSR performance as compared to the performance peer group. The same peer group is used as the comparator group for PSU metrics. Performance at the 50th percentile will have no adjustment to the payout as the modifier will be 100%. Payout percentages are linearly interpolated for rTSR performance between the points as illustrated below.

Performance Bend Points	Percent of Award Earned
At or above 75th percentile	125%
50th percentile	100%
At or below 25th percentile	75%

The LTIC award is capped and cannot exceed 200% of target. For example, if SVA performance is at maximum, the LTIC payout cannot exceed 200% of target even if rTSR performance is above 50th percentile.

rTSR PERFORMANCE FOR LTIC PERFORMANCE PERIOD ENDed FISCAL 2024

	Threshold 75%	Target 100%	Maximum 125%	Performance Results	LTIC rTSR Modifier

rTSR				54th percentile	104.0%

Deere’s TSR during the performance period ended fiscal 2024 was 24.01%, which ranked at the 54th percentile as compared to the performance peer group. This performance of the rTSR modifier will increase the LTIC payout by 104% up to the maximum LTIC payout of 200%.

60	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2024 PERFORMANCE RESULTS FOR LTIC

The following table shows our accumulated SVA for the three-year performance period ended in 2024, which resulted in a payout of 200.0%. The payout percentage for fiscal 2024 was calculated as follows:

Fiscal Year	SVA (in millions)
2022	$6,229
2023	$9,318
2024	$5,373
Accumulated SVA for 2022 - 2024 performance period	$20,920
SVA Goal for Target Payout	$5,770
Accumulated SVA % of Target for Current Year (Capped at 200%)	200.0%
rTSR Modifier(1)	N/A
Actual Performance as % of Target	200.0%
(1)	Due to payout being capped at 200.0% based upon accumulated SVA, there is no adjustment for rTSR even though it otherwise would have been adjusted by 104.0%.

LTIC AWARD CALCULATIONs

The amount of the LTIC award paid to an NEO is calculated as follows:

eligible earnings FOR the FISCAL YEAR	Target LTIC rate	Actual performance as a percent of target	rTSR Modifier	LTIC award amount

Based on the 200.0% payout and no applicable rTSR modifier, actual LTIC awards paid to the NEOs are shown in the table below.

	Fiscal 2024	Target Award	Actual Performance	Fiscal 2024
Name	Eligible Earnings	as a Percentage of Salary	as a Percentage of Target	LTIC Award Payout
John C. May	$1,658,671	135%	200.0%	$4,478,412
Joshua A. Jepsen	$920,823	105%	200.0%	$1,933,728
Ryan D. Campbell	$968,764	105%	200.0%	$2,034,405
Rajesh Kalathur	$961,731	105%	200.0%	$2,019,635
Cory J. Reed	$951,540	105%	200.0%	$1,998,234

The results for the performance period ended in 2024 are also used to determine the LTIC awards for other eligible employees worldwide. LTIC awards paid to the NEOs for fiscal 2024 consisted of approximately 4% of the total amount of LTIC awards paid to all eligible employees.

2025 PROXY STATEMENT	61

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Other Compensation Matters

RULES RELATED TO STOCK OWNERSHIP, HOLDING REQUIREMENTS, AND ANTI- HEDGING AND ANTI-PLEDGING POLICIES

NEOs are expected to attain the applicable target ownership of Deere stock. The CEO is expected to hold stock equivalent to 6.0 times base salary and the other NEOs are expected to hold stock equivalent to 3.5 times base salary. These ownership levels must be achieved within five years of the date the NEO is first appointed as CEO or as an executive officer. NEOs who have not achieved the requisite ownership level may not transfer any of the stock they acquire through our equity incentive plan. Only vested RSUs and any common stock held personally by a NEO are included in determining whether the applicable ownership requirement has been met. Once a NEO achieves the appropriate ownership level, the number of shares held at that time becomes that individual’s fixed stock ownership requirement for three years, even if base salary increases or Deere’s stock price decreases. All NEOs have achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement or are within the five-year compliance period.

Chair & CEO’s Stock Ownership Requirement 6x	all other NEOs’ Stock Ownership Requirement 3.5x
annual BASE SALARY	ANNUAL BASE SALARY

Our Insider Trading Policy precludes all directors and employees, including our NEOs (and any of their related persons), from engaging in short sales of Deere’s stock or trading in instruments designed to hedge against or offset price declines by any Deere securities. Our Insider Trading Policy also prohibits our directors and officers from holding Deere stock in margin accounts or pledging Deere stock as collateral for loans or other obligations.

RECOUPMENT OF PREVIOUSLY PAID INCENTIVE COMPENSATION

Deere’s Incentive Compensation Recovery Policy (the “Recovery Policy”) adheres to the listing standards of the NYSE and the rules of the SEC. The Recovery Policy requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by certain executives in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the policy, the Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeds the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts.

In addition, our executives and employees worldwide are guided by a robust Code of Business Conduct that helps them to uphold and strengthen the standards of honor and integrity that have defined the Company since its founding. Employees who violate these standards are subject to reductions in compensation, such as the forfeiture of unvested incentive compensation or exclusion from future incentive compensation awards, both of which are permitted by the terms of the John Deere 2020 Equity and Incentive Plan and the John Deere Short-Term Incentive Bonus Plan, and other forms of discipline, up to and including termination.

62	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Indirect Compensation Elements

Perquisites

We offer our NEOs various, limited perquisites that the Committee believes are reasonable in order to remain competitive. These perquisites, which are described in footnote (6) to the Fiscal 2024 Summary Compensation Table, constitute a small percentage of the NEOs’ total compensation. The Committee conducts an annual review of the perquisites offered to the NEOs. In addition to the items listed in footnote (6), NEOs, as well as other selected employees, are provided indoor parking at no incremental cost to Deere.

The personal safety and security of employees is of utmost importance to Deere. The Company provides security for all employees, as appropriate based on an assessment of risk, which includes consideration of the employee’s position and work location. Personal security for the CEO, other NEOs, and other employees is aligned with the intent of the Company’s security program to help employees securely and safely conduct business. The Committee believes the costs of our security program are an appropriate and necessary business expense and does not consider such security costs to be a perquisite. Pursuant to SEC guidance, we have reported the aggregate incremental costs of the security monitoring and patrols in the “All Other Compensation” column of the Fiscal 2024 Summary Compensation Table.

The Board requires the CEO to use a Company-owned aircraft for all business and personal travel because the ability to travel safely and efficiently provides substantial benefits that justify the cost. The geographic location of Deere’s headquarters in the Midwest, more than 150 miles from a major metropolitan airport, makes personal and business travel challenging. Moreover, traveling by a Company aircraft allows the CEO to conduct business confidentially while in transit. Personal use of the Company aircraft by other NEOs is minimal and must be approved by the CEO.

Retirement Benefits

All of our NEOs are currently accruing benefits under the same defined benefit pension plan, which includes the same plan terms that apply to most qualifying U.S. salaried employees. The defined benefit pension plan was closed to new participants as of January 1, 2023. We also maintain two additional defined benefit pension plans in which some of our NEOs may participate: the Senior Supplementary Pension Benefit Plan (the “Senior Supplementary Plan”) and the John Deere Supplemental Pension Benefit Plan (the “Deere Supplemental Plan”). The Senior Supplementary Plan is also available to other participants who are accruing benefits under the defined benefit pension plan.

The tax-qualified defined benefit pension plan has compensation limits imposed by the Internal Revenue Code. The Senior Supplementary Plan provides participants with the same benefit they would have received without those limits. This avoids the relative disadvantage that participants would experience compared to other qualified plan participants. The Deere Supplemental Plan is designed to reward career service at Deere for those who were above a specified grade level prior to November 1, 2014 by utilizing a formula that takes into account only years of service above that grade level. Mr. Jepsen is not covered by the Deere Supplemental Plan. We believe the defined benefit plans serve as important retention tools, provide a level of competitive income upon retirement, and reward long-term employment and service as an officer of Deere. In addition, the fact that the Senior Supplementary and Deere Supplemental Plans are unfunded (with benefit payments under these plans being made out of the general assets of Deere), and therefore at-risk if Deere were to seek bankruptcy protection, creates a strong incentive for the NEOs to minimize risks that could jeopardize Deere’s long-term financial health. For additional information, see the Fiscal 2024 Pension Benefits Table, along with the accompanying narrative and footnotes.

We also maintain a tax-qualified defined contribution plan, the John Deere Savings and Investment Plan (SIP), which is available to most of our U.S. employees, including all of the NEOs (who each participate in the plan). We make matching contributions to participating SIP accounts on up to 6% of an employee’s pay. Deere’s match for calendar year 2024, which is reported for our NEOs under the “All Other Compensation” column of the Fiscal 2024 Summary Compensation Table, was as follows:

Match on first 2% of eligible earnings: 300%

Match on next 4% of eligible earnings: 100%

2025 PROXY STATEMENT	63

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deferred Compensation Benefits

We also maintain certain deferred compensation plans that provide the NEOs with longer-term savings opportunities on a tax- efficient basis. Similar deferred compensation benefits are commonly offered by companies with which we compete for talent. The investment options parallel the investment options offered under our 401(k) plan, with certain limited exceptions. Additionally, participants may change investment options at any time. Refer to the Executive Compensation Tables under “Nonqualified Deferred Compensation” for additional details.

Potential Payments upon Change in Control

Deere’s Change in Control Severance Program (the “CIC Program”) covers certain executives, including each of the NEOs, and is intended to facilitate continuity of management in the event of a change in control. The Committee believes the CIC Program:

Encourages executives to act in the best interests of shareholders when evaluating transactions that, without a change in control arrangement, could be personally detrimental	Keeps executives focused on running the business in the face of real or rumored transactions	Protects Deere’s value by retaining key talent despite potential corporate changes	Protects Deere’s value after a change in control by including restrictive covenants (such as non-compete provisions) and a general release of claims in favor of Deere	Helps Deere attract and retain executives as a competitive practice

For more information, refer to “Fiscal 2024 Potential Payments upon Change in Control” and the related table.

Other Potential Post-Employment Payments

Deere’s various plans and policies provide payments to NEOs upon certain types of employment terminations that are not related to a change in control. These events and amounts are explained in the “Fiscal 2024 Potential Payments upon Termination of Employment Other than Following a Change in Control” and the related table.

64	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Determination Methodology and Process

Independent Review and Approval of Executive Compensation

The Committee is responsible for reviewing and approving goals and objectives related to incentive compensation for the majority of salaried employees. In particular, the Committee evaluates the NEOs’ performance in relation to established goals and ultimately approves compensation for the NEOs (except for the CEO, which is also approved by the independent members of the full Board). All substantive responsibilities related to the determination of compensation of the NEOs are undertaken exclusively by the members of the Committee, all of whom are independent under current NYSE listing standards.

The Committee periodically reviews the components of our compensation program to ensure the program is aligned with our business strategy, Deere’s performance, and the interests of our employees and shareholders. In addition, the Committee regularly reviews market practices for all significant elements of executive compensation and approves necessary adjustments to ensure Deere’s compensation remains competitive.

Generally, at the Board meeting in August, the independent members of the full Board (in executive session without the CEO present) evaluates the CEO’s performance. The Committee considers the results of that evaluation when providing recommendations to the independent members of the Board for the CEO’s compensation for consideration and approval at the Board meeting in December. The CEO does not play a role in and is not present during discussions regarding his own compensation.

The CEO plays a significant role in setting the compensation for the other NEOs. In advance of the Committee meeting in December, the CEO evaluates each NEO’s individual performance and recommends changes to the NEOs’ base salaries and LTI awards. The CEO is not involved in determining the STI and LTIC award payouts because they are calculated using predetermined factors. The Committee has the discretion to accept, reject, or modify the CEO’s recommendations. No other executive officers play a substantive role in setting a NEO’s compensation.

The Role of the Compensation Consultant

The Committee has retained Pearl Meyer & Partners, LLC (Pearl Meyer) as its compensation consultant. Pearl Meyer reviews our executive compensation program design and assesses our compensation approach relative to our performance and the market. The Committee has sole responsibility for setting and modifying the fees paid to Pearl Meyer, determining the nature and scope of its services, and evaluating its performance and can terminate Pearl Meyer’s engagement or hire another compensation consultant at any time.

Pearl Meyer regularly meets independently with the Chair of the Committee and regularly participates in Committee meetings, including executive sessions with the Committee (without any executives or other Deere personnel present), to review executive compensation data and discuss executive compensation matters. While the Committee values this expert advice, ultimately the Committee’s decisions reflect many factors and considerations. Management works with Pearl Meyer at the Committee’s direction to develop materials and analysis, such as competitive market assessments and summaries of current legal and regulatory developments, which are essential to the Committee’s compensation determinations.

Pearl Meyer does not provide other significant services to Deere and has no other direct or indirect business relationships with Deere or any of its affiliates. Taking these and other factors into account, the Committee has determined that the work performed by Pearl Meyer does not raise any conflicts of interest. Additionally, based on its analysis of the factors derived from SEC and NYSE regulations and identified in the Committee’s charter as being relevant to compensation consultant independence, the Committee has concluded that Pearl Meyer is independent of Deere’s management.

2025 PROXY STATEMENT	65

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Market Analysis

COMPENSATION PEER GROUP

Executive compensation is evaluated against a peer group of leading U.S.-based companies (with an emphasis on industrial manufacturing companies) that are generally characterized by large global operations, a diversified business, and/or roughly comparable annual sales and market capitalizations to Deere. Compensation paid by our compensation peer group is representative of the compensation we believe is required to attract, retain, and motivate executive talent. On at least an annual basis, the Committee works with its independent consultant, Pearl Meyer, to review the composition of the peer group to determine whether any changes should be made and to confirm that it remains an appropriate point of reference for NEO compensation.

For fiscal 2024, the peer group remained at 16 companies with no changes from the prior year. The table below lists the companies included in the compensation peer group for the fiscal 2024 market analysis process.

Company	Ticker	Revenue (M)(1)	Market Capitalization (M)(2)	Employees(1)
3M Company	MMM	$33,431	$57,965	92,000
Archer-Daniels-Midland Company	ADM	$101,978	$43,530	40,360
The Boeing Company	BA	$70,538	$127,283	156,000
Carrier Global Corporation	CARR	$21,040	$38,199	52,000
Caterpillar Inc.	CAT	$61,700	$118,161	109,100
Cisco Systems, Inc.	CSCO	$53,161	$214,109	83,300
Cummins Inc.	CMI	$30,142	$33,811	73,600
Eaton Corp. plc	ETN	$21,392	$68,281	92,000
Emerson Electric Co.	EMR	$20,311	$49,792	85,500
General Dynamics Corporation	GD	$39,896	$62,581	106,500
Honeywell International Inc.	HON	$35,954	$127,695	97,000
Intel Corporation	INTC	$56,416	$135,156	131,900
Johnson Controls International plc	JCI	$26,093	$41,382	102,000
Lockheed Martin Corporation	LMT	$66,146	$120,319	116,000
PACCAR Inc	PCAR	$30,820	$38,251	31,100
Raytheon Technologies Corporation	RTX	$68,572	$142,793	182,000

75th Percentile		$62,812	$127,386	110,825
Median		$37,925	$65,431	94,500
25th Percentile		$29,130	$42,993	80,875

Deere & Company	DE	$55,646	$122,346	82,200
Deere Percentile		65th	69th	26th
(1)	Reflects data based on the last twelve months of data as of May 8, 2023 for all peers but Intel which is as of December 31, 2022 per S&P Capital IQ.
(2)	Reflects data based on the last twelve months of data as of March 31, 2023 as reviewed by the Committee at the time of its approval of the peer group for fiscal 2024.

66	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PERFORMANCE PEER GROUP

The relative performance metrics of TSR and revenue are measured against a peer group comprised of a subset of the S&P 500 Industrials. The peer group is developed by starting with the S&P 500 Industrials and then removing companies that are not manufacturing and/or related to the agricultural or construction cycles. Industries removed include Air Freight & Logistics, Airlines, Commercial Services & Supplies, Professional Services, and Trading Companies & Distributors. Within the relevant industries, qualitative discretion was applied to determine suitability and maintain consistency. Companies with significant U.S. government revenue are excluded since stock price and revenue are significantly driven by government actions. The performance peer group for the performance period ending in fiscal 2024 included the 43 companies listed below.

Machinery	DIVERSIFIED INDUSTRIALS	Electrical & Automation	Aerospace & Defense
◾
Caterpillar Inc.
◾
Cummins Inc.
◾
Dover Corporation
◾
Flowserve Corporation
◾
Fortive Corporation
◾
IDEX Corporation
◾
Illinois Tool Works Inc.
◾
Ingersoll Rand Inc.
◾
Otis Worldwide Corporation
◾
PACCAR Inc
◾
Parker-Hannifin Corporation
◾
Pentair plc
◾
Snap-on Incorporated
◾
Xylem Inc.
	◾ 3M Company ◾ Honeywell International Inc. ◾ Roper Technologies Inc.	◾ AMETEK, Inc. ◾ Eaton Corporation plc ◾ Emerson Electric Co. ◾ Rockwell Automation, Inc.	◾ GE Aerospace ◾ Howmet Aerospace Inc. ◾ Textron Inc. ◾ The Boeing Company ◾ TransDigm Group Incorporated

	TRUCKING & Rail	Construction & Engineering	Building products
	◾ CSX Corporation ◾ J.B. Hunt Transport Services, Inc. ◾ Kansas City Southern ◾ Norfolk Southern Corporation ◾ Old Dominion Freight Line, Inc. ◾ Union Pacific Corporation ◾ Wabtec Corporation	◾ Jacobs Engineering Group Inc. ◾ Quanta Services, Inc.
◾
A.O. Smith Corporation
◾
Allegion plc
◾
Carrier Global Corporation
◾
Fortune Brands Home & Security, Inc.
◾
Johnson Controls International plc
◾
Masco Corporation
◾
Stanley Black & Decker, Inc.
◾
Trane Technologies plc

Annually, the Committee works with its independent consultant, Pearl Meyer, to review the composition of the performance peer group. The Committee approved the following changes to the performance peer group for the performance period beginning in fiscal 2024: (1) the addition of Generac Holdings Inc. and Nordson Corporation; and (2) the removal of Flowserve Corporation; Fortune Brands Home & Security, Inc.; Jacobs Engineering Group Inc.; Kansas City Southern; Roper Technologies Inc.; and TransDigm Group Incorporated.

2025 PROXY STATEMENT	67

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Risk Assessment of Compensation Policies and Practices

As shown in the diagram below, in fiscal year 2024, management once again conducted a comprehensive risk assessment of Deere’s compensation policies and practices, as we have done each year since 2010.

Convened the Risk Assessment Team comprised of management personnel representing relevant areas of oversight	Completed an inventory of Deere’s compensation programs globally for both executive and non-executive employees	Updated our existing detailed risk assessment questionnaire to take into account any relevant changes in our compensation structure or philosophy	Applied the updated questionnaire to the compensation programs that, due to their size, potential payout, or structure, could pose a risk of material adverse effect on Deere

The inquiries in the risk assessment questionnaire focus on pay for performance comparisons against our compensation peer group, balance of compensation components, program design and pay leverage, program governance, and factors that mitigate program risks.

Based on its most recent review, the Risk Assessment Team concluded that Deere’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Committee, along with its independent compensation consultant, reviewed the risk assessment and concurred with that conclusion. The Committee believes the following key factors support the Risk Assessment Team’s conclusion:

    The performance metrics for our STI and LTIC plans as well as the PSU awards under the LTI plan are based on defined metrics as disclosed in the CD&A and are subject to internal audit and outside consultant review

    The metrics for our STI, LTIC, and LTI compensation and the related potential payouts are capped to reduce the risk that executives might be motivated to attain excessively high “stretch” goals to maximize payouts

In addition, Deere maintains stock ownership requirements that are designed to motivate our management team to focus on Deere’s long-term sustainable growth, a Recovery Policy designed to require recoupment of incentive compensation in the event of a financial restatement, a robust Code of Conduct setting forth the standards of conduct for all employees, the violation of which may result in discipline such as termination and the forfeiture of incentive compensation, and anti-hedging and anti-pledging policies designed to prevent speculation in Deere securities. The Committee and management also have the ability to use negative discretion to determine appropriate payouts for formula-based awards.

68	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The reports of the Compensation Committee and the Audit Review Committee that follow do not constitute soliciting material and will not be deemed filed or incorporated by reference by any general statement incorporating by reference this Proxy Statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Deere specifically incorporates the information by reference, and will not otherwise be deemed filed under these statutes.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed it with Deere’s management. Based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Deere’s Proxy Statement.

compensation Committee

Dmitri L. Stockton Chair	Tamra A. Erwin	L. Neil Hunn

Michael O. Johanns	Sheila G. Talton

2025 PROXY STATEMENT	69

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Executive compensation tables

In this section, we provide tabular and narrative information regarding the compensation of our NEOs for fiscal 2024.

Fiscal 2024 Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
	Fiscal			Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
John C. May	2024	$1,658,671	$—	$13,052,518	$4,439,055	$5,971,216	$1,698,832	$981,380	$27,801,672
Chairman, Chief Executive Officer,	2023	$1,591,674	$—	$12,446,367	$5,733,640	$5,911,159	$436,715	$602,964	$26,722,519
and President	2022	$1,495,834	$—	$7,244,251	$3,989,987	$6,850,531	$—	$719,548	$20,300,151

Joshua A. Jepsen	2024	$920,823	$—	$3,042,558	$1,034,714	$1,657,481	$301,644	$270,480	$7,227,700
Senior Vice President and	2023	$885,063	$—	$2,764,056	$1,046,512	$1,643,473	$39,772	$116,320	$6,495,196
Chief Financial Officer	2022	$376,420	$—	$352,856	$—	$730,255	$—	$56,216	$1,515,747

Ryan D. Campbell	2024	$968,764	$—	$3,042,558	$1,034,714	$1,743,776	$479,068	$280,461	$7,549,341
President, Worldwide Construction	2023	$931,140	$—	$2,892,182	$1,092,089	$1,729,033	$150,259	$190,867	$6,985,570
& Forestry Division and Power Systems	2022	$890,703	$—	$1,976,834	$1,089,021	$2,800,637	$—	$239,977	$6,997,172

Rajesh Kalathur	2024	$961,731	$—	$3,042,558	$1,034,714	$1,731,116	$786,092	$288,269	$7,844,480
President, John Deere Financial,	2023	$924,379	$—	$2,885,627	$1,092,089	$1,716,479	$162,670	$184,028	$6,965,272
and Chief Information Officer	2022	$861,045	$—	$1,367,541	$753,423	$2,707,385	$—	$231,500	$5,920,894

Cory J. Reed	2024	$951,540	$—	$3,042,558	$1,034,714	$1,712,772	$663,957	$271,173	$7,676,714
President, Worldwide Agriculture & Turf Division,	2023	$910,926	$—	$2,959,144	$1,137,531	$1,691,498	$136,255	$181,623	$7,016,977
Production & Precision Ag, Sales and Marketing	2022	$832,406	$—	$1,367,541	$753,423	$2,617,335	$—	$227,749	$5,798,454
Regions of the Americas and Australia
(1)	Includes amounts deferred by the NEO under the John Deere Voluntary Deferred Compensation Plan. Salary amounts deferred in fiscal 2024 are included in the first column of the Fiscal 2024 Nonqualified Deferred Compensation Table.
(2)	For fiscal 2024 and 2022, represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. For fiscal 2023, represents the aggregate grant date fair value of PSUs, RSUs, and LTIC award computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures of PSUs and RSUs. Assumptions made in the calculation of these amounts are included in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC on our 2024 Form 10-K. For PSUs, the value at the grant date is based upon a target payout of the performance metric over the three-year performance period. If the highest level of payout were achieved, the value of the PSU awards as of the grant date would be as follows: $17,225,697 (May); $4,015,331 (Jepsen); $4,015,331 (Campbell); $4,015,331 (Kalathur); and $4,015,331 (Reed). For RSUs, the value at grant date is the market value of the RSUs using the closing price of a share of Deere common stock as reported on the NYSE on the grant date, multiplied by the number of shares underlying each award. RSUs vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock.
(3)	Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. The assumptions made in valuing option awards reported in this column and a more detailed discussion of the binomial lattice option pricing model appear in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC in the 2024 Form 10-K. Refer to the Fiscal 2024 Grants of Plan-Based Awards table and footnote (7) thereto for a detailed description of the grant date fair value of option awards.
(4)	For fiscal 2024 and 2023, non-equity incentive plan compensation includes only cash awards under the STI plan. For fiscal 2022, non-equity incentive plan compensation includes cash awards under the STI plan and the payout amounts under the LTIC plan. Cash awards earned under the STI plan for the performance period ended in fiscal 2024 were paid to the NEOs on December 15, 2024, unless deferred under the Voluntary Deferred Compensation Plan. Deferred amounts are included in the first column of the Fiscal 2024 Nonqualified Deferred Compensation Table. Based on actual performance, as discussed in the CD&A under “Fiscal 2024 Performance Results and Payout Amounts” in the STI section, the NEOs earned an STI award equal to 180.0% of the target opportunity. For fiscal 2024, LTIC award amounts are not reflected as non-equity incentive plan compensation due to the change in accounting treatment of LTIC awards and the application of FASB ASC Topic 718 starting with fiscal 2023. Based on actual performance, as discussed in the CD&A under “Fiscal 2024 Performance Results for LTIC,” the NEOs earned an LTIC award for the 2022-2024 performance period equal to 200.0% of the target opportunity. The LTIC awards received during fiscal 2024 for the 2022-2024 performance period were $4,478,412 (May); $1,933,728 (Jepsen); $2,034,405 (Campbell); $2,019.635 (Kalathur); and $1,998,234 (Reed).

70	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(5)	The total amount reported represents the change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans year over year. The pension value calculations include the same assumptions as used in the pension plan valuations for financial reporting purposes. For more information on the assumptions, see footnote (4) to the Fiscal 2024 Pension Benefits Table. No NEO earned above market interest on deferred compensation during fiscal 2024.
(6)	The following table provides details about each component of the “All Other Compensation” column in the Fiscal 2024 Summary Compensation Table:

				Miscellaneous	Company Contributions to	Total All Other
Name	Corporate Aircraft(a)	Financial Planning(b)	Security Patrols(c)	Perquisites(d)	Defined Contribution Plans(e)	Compensation
John C. May	$195,781	$—	$23,062	$5,554	$756,983	$981,380
Joshua A. Jepsen	$—	$—	$4,112	$9,938	$256,430	$270,480
Ryan D. Campbell	$—	$—	$4,182	$6,499	$269,780	$280,461
Rajesh Kalathur	$—	$10,000	$3,203	$7,245	$267,821	$288,269
Cory J. Reed	$—	$—	$—	$6,869	$264,304	$271,173

(a)	Per IRS regulations, the NEOs recognize imputed income on the personal use of Deere’s aircraft. For SEC disclosure purposes, the cost of personal use of Deere’s aircraft is calculated based on the incremental cost to Deere. To determine the incremental cost, we calculate the variable costs for fuel on a per-mile basis, plus any direct trip expenses such as on-board catering, landing/ramp fees, and crew expenses. Fixed costs that do not change based on usage, such as pilot salaries, depreciation of aircraft, and maintenance costs, are excluded. Mr. May’s personal usage of company aircraft in fiscal 2024 amounted to approximately 50 hours of travel.
(b)	This column contains amounts Deere paid for financial planning assistance to the NEOs. Each year, the CEO may receive up to $15,000 of assistance and the other NEOs may receive up to $10,000.
(c)	In accordance with the Company’s security program, amounts include incremental costs associated with security monitoring and patrols for the NEO’s personal residences.
(d)	Miscellaneous perquisites include spousal attendance at company events, excess liability premiums, and costs associated with annual physicals.
(e)	Deere makes contributions to the John Deere Savings and Investment Plan for all eligible employees. Deere also credits contributions to the John Deere Defined Contribution Restoration Plan for employees whose earnings exceed relevant IRS limits.

Refer to the CD&A under “Direct Compensation Elements,” as well as the footnotes to the Fiscal 2024 Summary Compensation Table for information about the compensation reflected therein.

2025 PROXY STATEMENT	71

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2024 GRANTS OF PLAN-BASED AWARDS

The following table provides additional information regarding fiscal 2024 grants of RSU, PSU, and stock option awards under the John Deere 2020 Equity and Incentive Plan and the potential range of awards that were approved in fiscal 2024 under the STI plan for payout in future years. These awards are further described in the CD&A under “Direct Compensation Elements.”

	Estimated Future Payouts Under				Estimated Future Payouts Under			All Other	All Other
	Non-Equity Incentive Plan Awards(2)				Equity Incentive Plan Awards(3)			Stock	Option	Exercise
								Awards:	Awards:	or Base
								Number of	Number of	Price of	Grant Date Fair
								Shares of	Securities	Option	Value of Stock
								Stock or	Underlying	Awards	and Option
Name	Grant Date(1)	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(4)	Options(5)	($/Sh)(6)	Awards(7)
John C. May	12/6/23-STI	$—	$3,317,342	$6,634,684	—	—	—	—	—	$—	$—
	12/13/23	$—	$—	$—	—	—	—	11,776	—	$—	$4,439,670
	12/13/23	$—	$—	$—	5,888	23,552	47,104	—	—	$—	$8,612,848
	12/13/23	$—	$—	$—	—	—	—	—	45,278	$377.01	$4,439,055
Joshua A. Jepsen	12/5/23-STI	$—	$920,823	$1,841,646	—	—	—	—	—	$—	$—
	12/13/23	$—	$—	$—	—	—	—	2,745	—	$—	$1,034,892
	12/13/23	$—	$—	$—	1,372	5,490	10,980	—	—	$—	$2,007,666
	12/13/23	$—	$—	$—	—	—	—	—	10,554	$377.01	$1,034,714
Ryan D. Campbell	12/5/23-STI	$—	$968,764	$1,937,528	—	—	—	—	—	$—	$—
	12/13/23	$—	$—	$—	—	—	—	2,745	—	$—	$1,034,892
	12/13/23	$—	$—	$—	1,372	5,490	10,980	—	—	$—	$2,007,666
	12/13/23	$—	$—	$—	—	—	—	—	10,554	$377.01	$1,034,714
Rajesh Kalathur	12/5/23-STI	$—	$961,731	$1,923,462	—	—	—	—	—	$—	$—
	12/13/23	$—	$—	$—	—	—	—	2,745	—	$—	$1,034,892
	12/13/23	$—	$—	$—	1,372	5,490	10,980	—	—	$—	$2,007,666
	12/13/23	$—	$—	$—	—	—	—	—	10,554	$377.01	$1,034,714
Cory J. Reed	12/5/23-STI	$—	$951,540	$1,903,080	—	—	—	—	—	$—	$—
	12/13/23	$—	$—	$—	—	—	—	2,745	—	$—	$1,034,892
	12/13/23	$—	$—	$—	1,372	5,490	10,980	—	—	$—	$2,007,666
	12/13/23	$—	$—	$—	—	—	—	—	10,554	$377.01	$1,034,714
(1)	For the STI plan award, the grant date is the date the Committee approved the range of estimated potential future payouts for the performance periods noted under footnotes (2) and (3) below. For equity awards, the grant date is seven calendar days after the first regularly scheduled Board meeting of the fiscal year.
(2)	These columns show the range of potential payouts under the STI plan. The performance period for STI in this table covers fiscal 2024. For actual performance between threshold, target, and maximum, the earned STI award will be interpolated.
(3)	Represents the potential payout range of PSUs granted in December 2023. The number of shares that vest is based on Deere’s revenue growth and total shareholder return relative to the performance peer group with equal weighting for the three-year performance period ending in 2026 and measured as of the end of the performance period. At the end of the three-year performance period, the actual award, delivered as Deere common stock, can range from 0% to 200% of the original grant.
(4)	Represents the number of RSUs granted in December 2023. RSUs vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. Prior to settlement, RSUs earn dividend equivalents in cash at the same time as dividends are paid on Deere’s common stock.
(5)	Represents the number of options granted in December 2023. These options vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date.
(6)	The exercise price is the closing price of Deere common stock on the NYSE on the grant date.
(7)	Amounts shown represent the grant date fair value of equity awards granted to the NEOs in fiscal 2024 calculated in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. For RSUs, fair value is the market value of the underlying stock on the grant date (which is the same as the exercise price in footnote (6) for stock options). For options, the fair value on the grant date was $98.04, which was calculated using the binomial lattice option pricing model. The grant date fair value of the PSUs assuming a target payout of both the relative revenue growth metric and the relative total shareholder return metric was $377.01 based on the market price of a share of underlying common stock, excluding dividends.

Refer to the CD&A under “Direct Compensation Elements” for more information about the compensation reflected in the Fiscal 2024 Summary Compensation Table. For additional information on the valuation assumptions for each of the awards in the Fiscal 2024 Grants of Plan-Based Awards table, refer to Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC on our 2024 Form 10-K.

72	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END

The following table itemizes outstanding options, RSUs, and PSUs held by the NEOs:

	Option Awards					Stock Awards
						Number	Market	Equity Incentive	Equity Incentive
		Number of	Number of			of Shares	Value of	Plan Awards:	Plan Awards:
		Securities	Securities			or Units	Shares or	Number of	Market or Payout
		Underlying	Underlying			of Stock	Units of	Unearned Shares,	Value of Unearned
		Unexercised	Unexercised	Option	Option	That	Stock That	Units, or Other	Shares, Units, or
		Options	Options	Exercise	Expiration	Have Not	Have Not	Rights That Have	Other Rights That
Name	Grant Date	Exercisable(1)	Unexercisable(1)	Price	Date(2)	Vested(3)	Vested(4)	Not Vested(5)	Have Not Vested(6)
John C. May	12/9/2020	52,578	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	29,826	14,913	$343.94	12/15/2031	8,286	$3,380,108	10,076	$4,110,303
	12/7/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	14,286	27,731	$438.44	12/14/2032	6,163	$2,514,073	—	$—
	12/13/2023	—	45,278	$377.01	12/13/2033	11,776	$4,803,784	—	$—
		96,690	87,922			26,225	$10,697,965	10,076	$4,110,303
Joshua A. Jepsen	12/15/2021	—	—	$—	12/15/2031	300	$122,379	—	$—
	12/6/2022(7)	—	—	$—	n/a	—	$0	—	$—
	12/14/2022	2,608	5,061	$438.44	12/14/2032	1,124	$458,513	—	$—
	12/13/2023	—	10,554	$377.01	12/13/2033	2,745	$1,119,768	—	$—
		2,608	15,615			4,169	$1,700,660	—	$—
Ryan D. Campbell	12/9/2020	8,673	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	8,141	4,070	$343.94	12/15/2031	2,261	$922,330	2,749	$1,121,400
	12/6/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	2,722	5,281	$438.44	12/14/2032	1,174	$478,910	—	$—
	12/13/2023	—	10,554	$377.01	12/13/2033	2,745	$1,119,768	—	$—
		19,536	19,905			6,180	$2,521,008	2,749	$1,121,400
Rajesh Kalathur	12/14/2016	24,580	—	$100.55	12/14/2026	—	$—	—	$—
	12/13/2017	15,379	—	$151.95	12/13/2027	—	$—	—	$—
	12/12/2018	13,370	—	$148.14	12/12/2028	—	$—	—	$—
	12/11/2019	20,156	—	$169.70	12/11/2029	—	$—	—	$—
	12/9/2020	10,508	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	5,632	2,816	$343.94	12/15/2031	1,564	$638,003	1,902	$775,883
	12/6/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	2,722	5,281	$438.44	12/14/2032	1,174	$478,910	—	$—
	12/13/2023	—	10,554	$377.01	12/13/2033	2,745	$1,119,768	—	$—
		92,347	18,651			5,483	$2,236,681	1,902	$775,883
Cory J. Reed	12/11/2019	19,280	—	$169.70	12/11/2029	—	$—	—	$—
	12/9/2020	11,509	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	5,632	2,816	$343.94	12/15/2031	1,564	$638,003	1,902	$775,883
	12/6/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	2,835	5,501	$438.44	12/14/2032	1,222	$498,490	—	$—
	12/13/2023	—	10,554	$377.01	12/13/2033	2,745	$1,119,768	—	$—
		39,256	18,871			5,531	$2,256,261	1,902	$775,883
(1)	Options become vested and exercisable over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date.
(2)	Options expire 10 years from the grant date.
(3)	RSUs granted in fiscal 2024 vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. RSUs granted prior to fiscal 2023 vest three years after the grant date, at which time they are settled in Deere common stock.
(4)	The amount shown represents the number of RSUs that have not vested multiplied by the closing price for Deere common stock on the NYSE as of October 27, 2024, which was $407.93.

2025 PROXY STATEMENT	73

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(5)	For PSUs granted in fiscal 2022, the three-year performance period ended on October 27, 2024. The final payout determination was made by the Committee in November 2024 and was settled in Deere common stock on December 15, 2024 (the third anniversary of the grant date). As discussed in the CD&A under “Long-term Incentive PSU Payout for Performance Period Ended 2024,” the final payout under the award was based on revenue growth relative to the performance peer group and was equal to 76.0% of the target opportunity. For the PSUs granted in fiscal years 2023 and 2024, the amount shown represents estimated achievement of the PSUs granted relative to the performance peer group, assuming truncated performance measurement periods. The final number of shares earned, if any, for the 2023 PSUs will be based upon performance as determined by revenue growth relative to the peer group at the end of the performance period. The final number of shares earned, if any, for the 2024 PSUs granted will be based upon performance as determined by revenue growth and by total shareholder return both relative to the peer group at the end of the performance period.

PSU Grant Date	December 14, 2022	December 13, 2023
Truncated performance period	10/31/2022-10/27/2024	10/30/2023-10/27/2024
Actual performance period ending date	11/2/2025	11/1/2026
Payout of shares (as a % of target)	0.0%	0.0%
(6)	The amount shown represents the number of PSUs described in footnote (5) to this table multiplied by the closing price for Deere common stock on the NYSE as of October 27, 2024, which was $407.93.
(7)	Because LTIC awards are paid in cash, there are no shares or units of stock associated with the awards and therefore no share or unit value is reported. For additional information, see “Long-Term Incentive Cash (LTIC) Payout for Performance Period Ended Fiscal 2024” in the CD&A.

FISCAL 2024 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding option exercises and vesting of RSUs and PSUs during fiscal 2024. These options and stock awards were granted in prior fiscal years and are not related to performance solely in fiscal 2024:

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise(1)	on Exercise(2)	Acquired on Vesting(3)	on Vesting(4)
John C. May	—	$—	42,010	$15,356,383
Joshua A. Jepsen	—	$—	1,340	$505,599
Ryan D. Campbell	—	$—	10,212	$3,728,772
Rajesh Kalathur	—	$—	8,364	$3,056,710
Cory J. Reed	13,370	$3,068,281	9,130	$3,335,924
(1)	Represents the total number of shares that were exercised before any withholding of shares to pay the exercise price and taxes.
(2)	Value realized on exercise is based on the market price upon exercise minus the exercise price (the grant price).
(3)	Represents the number of RSUs and PSUs that vested during fiscal 2024. For all NEOs except Mr. Jepsen, RSUs included represent awards granted in fiscal 2021 and 2023. The 1,340 RSUs reported for Mr. Jepsen in the table below includes 354 RSUs from a special RSU award granted in fiscal 2022.

The three-year performance period for PSUs granted in fiscal 2021 ended on October 29, 2023, and vested on December 9, 2023. The final payout determination, made by the Committee in December 2023, reflects revenue growth comparable to the 92nd percentile of the performance peer group. Accordingly, the resulting payout of PSUs was equal to 200% of the target award.

The following table shows the number of RSUs and PSUs that vested during fiscal 2024:

Name	RSUs	PSUs
John C. May	12,422	29,588
Joshua A. Jepsen	1,340	—
Ryan D. Campbell	2,892	7,320
Rajesh Kalathur	2,452	5,912
Cory J. Reed	2,654	6,476
(4)	Represents the number of RSUs and PSUs vested multiplied by the closing price of Deere common stock on the NYSE as of the vesting date.

74	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Pension Benefits

Some of our NEOs are eligible to participate in pension plans that provide benefits based on years of service and pay. The Fiscal 2024 Pension Benefits Table below shows information about three pension plans:

the Pension Plan for Salaried Employees (“Salaried Plan”), a qualified defined benefit pension plan;	the Senior Supplementary Pension Benefit Plan (“Senior Supplementary Plan”), a nonqualified pension plan; and	the John Deere Supplemental Pension Benefit Plan (“Deere Supplemental Plan”), a nonqualified pension plan.

FISCAL 2024 PENSION BENEFITS TABLE

		Assumed	Number of Years	Present Value of
Name	Plan Name(1)	Retirement Age(2)	of Credited Service(3)	Accumulated Benefit(4)
John C. May	Salaried Plan	65	27.6	$674,046
	Supplementary Plan	65	27.6	$3,463,209
	Supplemental Plan	65	23.8	$1,231,360
	TOTAL			$5,368,615
Joshua A. Jepsen	Salaried Plan	65	25.4	$282,666
	Supplementary Plan	65	25.4	$275,777
	Supplemental Plan	65	—	$—
	TOTAL			$558,443
Ryan D. Campbell	Salaried Plan	65	17.0	$352,911
	Supplementary Plan	65	17.0	$817,761
	Supplemental Plan	65	12.8	$311,688
	TOTAL			$1,482,360
Rajesh Kalathur	Salaried Plan	65	27.4	$668,280
	Supplementary Plan	65	27.4	$1,979,790
	Supplemental Plan	65	18.8	$628,488
	TOTAL			$3,276,558
Cory J. Reed	Salaried Plan	65	26.4	$566,761
	Supplementary Plan	65	26.4	$1,358,458
	Supplemental Plan	65	19.5	$495,542
	TOTAL			$2,420,761
(1)	Benefits are provided under the Salaried Plan, the Senior Supplementary Plan, and the Deere Supplemental Plan.
(2)	The assumed retirement age is the normal retirement age as defined by the Salaried Plan.
(3)	Years and months of service credit under each plan as of October 27, 2024. The years of credited service are equal to years of eligible service with Deere for the Salaried and Senior Supplementary Plan. Service credit under the Deere Supplemental Plan has been based on service at grade 13 or above since January 1, 1997.
(4)	The actuarial present value of the accumulated benefit is shown as of October 27, 2024 and is provided as a straight-life annuity for the qualified pension plan and a lump sum for nonqualified pension plan benefits. Pension benefits are not reduced for any social security benefits or other offset amounts an NEO may receive.

The actuarial present value is calculated by estimating expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount that, if invested today at the discount rate, would be sufficient on an average basis to provide estimated future payments based on the current accumulated benefit. Actual benefit present values will vary from these estimates depending on many factors, including actual retirement age.

The following assumptions were used to calculate the present value of the accumulated benefit:

◾	Each of the NEOs continues as an executive until the earliest age at which the NEO could retire without any benefit reduction due to age or normal retirement age, whichever is earlier, as defined in the Salaried Plan.
◾	Other assumptions relate to those used for financial accounting:
◾	Present value amounts were determined based on financial accounting discount rates equal to 5.34% for the Salaried Plan, 5.19% for the Senior Supplementary Plan, and 4.93% for the Deere Supplemental Plan.
◾	Benefits subject to a lump sum distribution were determined using an interest rate of 4.48%.
◾	The mortality table used for the Salaried Plan was the 93.6%PRI2012WC table (with mortality projection scale MP 2021, as published by the Society of Actuaries), and the mortality table used for the Supplementary and Deere Supplemental Plans was the 2025 417 (e) table, as published by the IRS.
◾	Pensionable earnings are calculated for the most recently completed fiscal year using base pay as an estimate (assuming one base pay increase of 3.5% – 4.5%, depending on age), with no future increase, and the STI bonus at target. Pensionable earnings for prior years are calculated based on actual base pay and actual STI earned for prior years.

2025 PROXY STATEMENT	75

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SALARIED PLAN

The Salaried Plan is a qualified plan subject to certain IRS limitations on benefits and is subject to the Employee Retirement Income Security Act of 1974. Deere makes contributions to and benefits are paid from a tax-exempt pension trust. Eligible NEOs participate under the Contemporary formula. The Salaried Plan was closed to new participants effective January 1, 2023.

CONTEMPORARY BENEFIT

“Career Average Pay” is used in computing retirement benefits under the Contemporary formula. Career Average Pay is calculated using salary plus STI (up to IRS limits). Deere makes additional contributions to the 401(k) retirement savings accounts of salaried employees participating in this option.

The formula for calculating Contemporary benefits is:

Career Average Pay	Years of Service	1.5%

Early retirement eligibility is the earlier of:

Age 55 with 10 or more years of service; or	Age 65 with five or more years of service

Pension payments are reduced by 4% for each year the employee is under the unreduced benefits age upon retirement.

Eligibility to retire with unreduced benefits occurs at age 67.

SENIOR SUPPLEMENTARY PLAN

The Senior Supplementary Plan is an unfunded, nonqualified excess defined benefit plan that provides additional pension benefits in an amount comparable to those the participant would have received under the Salaried Plan in the absence of IRS limitations. Benefit payments for the Senior Supplementary Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Senior Supplementary Plan uses the same formula as the Salaried Plan to calculate the benefit payable, except that eligible earnings include only amounts above qualified plan IRS limits.

DEERE SUPPLEMENTAL PLAN

The Deere Supplemental Plan is an unfunded, nonqualified supplemental retirement plan for certain employees, including some NEOs. Benefit payments for the Deere Supplemental Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Deere Supplemental Plan was closed to new participants effective November 1, 2014, although benefits will continue to accrue for employees who were already participating in the plan as of that date. Mr. Jepsen does not participate in the Deere Supplemental Plan.

The formula for calculating Deere Supplemental Plan benefits is:

Career Average Pay	Years of Service (at grade 13 and above since January 1, 1997)	0.5%

76	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Nonqualified Deferred Compensation

The Fiscal 2024 Nonqualified Deferred Compensation Table shows information about two programs:

the John Deere Voluntary Deferred Compensation Plan (“Deferred Plan”), a nonqualified deferred compensation plan; and	the John Deere Defined Contribution Restoration Plan (“DCRP”), a nonqualified savings plan.

FISCAL 2024 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive Contributions in	Registrant Contributions	Aggregate Earnings in	Aggregate Balance at
Name		Last FY(1)	in Last FY(2)	Last FY(3)	Last FYE(4)
John C. May	Deferred Plan	$—	$—	$34,320	$124,604
	DCRP	$434,390	$723,983	$1,941,782	$8,058,238
	TOTAL	$434,390	$723,983	$1,976,102	$8,182,842
Joshua A. Jepsen	DCRP	$134,058	$223,430	$146,150	$693,383
	TOTAL	$134,058	$223,430	$146,150	$693,383
Ryan D. Campbell	DCRP	$142,068	$236,780	$376,158	$1,955,628
	TOTAL	$142,068	$236,780	$376,158	$1,955,628
Rajesh Kalathur	DCRP	$140,893	$234,821	$1,331,571	$5,347,955
	TOTAL	$140,893	$234,821	$1,331,571	$5,347,955
Cory J. Reed	Deferred Plan	$360,444	$—	$269,149	$1,531,491
	DCRP	$138,782	$231,304	$767,850	$3,343,199
	TOTAL	$499,226	$231,304	$1,036,999	$4,874,690
(1)	The amounts in this column represent employee compensation deferrals that are included in the Fiscal 2024 Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amounts in this column associated with the DCRP represent Deere’s contributions during the fiscal year as included in the Fiscal 2024 Summary Compensation Table under the “All Other Compensation” column.
(3)	The rates of return on account balances under the Deferred Plan and DCRP are based on the annualized rate of return under the S&P 500 Index for the prior month.
(4)	Of the aggregate balance the following amounts were reported as compensation in the Summary Compensation Table in prior years: $1,846,792 (May); $103,247 (Jepsen); $585,444 (Campbell); $1,224,101 (Kalathur); and $660,486 (Reed).

DEFERRED PLAN

Under the Deferred Plan, up to 70% of base salary can be deferred while STI and LTIC awards can be deferred up to 95%.

NEOs must elect to defer salary before the beginning of the calendar year in which deferral occurs. An election to defer STI must be made before the beginning of the fiscal year upon which the award is based. An election to defer LTIC must be made before the close of the fiscal year preceding the calendar year of payment. Participants may elect to receive the deferred funds in a lump sum or in equal annual installments, but distribution must be completed within 10 years following retirement. All deferral elections and associated distribution schedules are irrevocable. This plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The investment options under the Deferred Plan parallel the investment options offered under our 401(k) plan (with certain limited exceptions). Deferred Plan participants cannot earn above-market interest.

DCRP

The DCRP is designed to allow executives to defer employee contributions and receive employer matching contributions on up to 6% of eligible earnings that are otherwise limited by tax regulations. For DCRP purposes, eligible earnings include base salary, STI, and commission compensation (none of the NEOs receives commission compensation). The DCRP deferral percentage selected by the employee by October 31 each year is used during the following calendar year to calculate the DCRP employee contribution. The DCRP plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The current investment options under the DCRP parallel the investment options offered under our 401(k) (with certain limited exceptions). DCRP participants cannot earn above-market interest. Distribution options under the DCRP consist of a lump-sum distribution one year following the date of separation, or, in the case of retirement, five annual installments beginning one year following the retirement date.

2025 PROXY STATEMENT	77

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2024 Potential Payments upon Change in Control

The Change in Control Severance Program (CIC Program) includes a “double trigger” approach, under which participants will receive severance benefits only if both a change in control and qualifying termination occur. A “qualifying termination” is either:

◾	Deere’s termination of an executive’s employment within the six months preceding or the 24 months following a change in control for reasons other than death, disability, or “cause” (defined as an executive’s willful and continued nonperformance of duties after written demand; willful conduct that is demonstrably and materially injurious to Deere; or illegal activity); or
◾	An executive’s termination of his or her own employment for “good reason” (defined as material reductions or alterations in an executive’s authority, duties, or responsibilities; change in office location of at least 50 miles from the executive’s current residence; material reductions in an executive’s participation in certain Deere compensation plans; or certain other breaches of the covenants in the CIC Program) within 24 months following a change in control.

The CIC Program defines the following as “change in control” events:

◾	Any “person,” as defined in the Securities Exchange Act of 1934 (with certain exceptions), acquires 30% or more of Deere’s voting securities;
◾	A majority of Deere’s directors are replaced without the approval of at least two-thirds of the existing directors or directors previously approved by the then-existing directors;
◾	Any merger or business combination of Deere and another company, unless the outstanding voting securities of Deere prior to the transaction continue to represent at least 60% of the voting securities of the new company; or
◾	Deere is completely liquidated or all, or substantially all, of Deere’s assets are sold or disposed.

Benefits provided under the CIC Program and other benefit plans are described in the footnotes to the following table. Although not reflected in the table, the CIC Program provides that Deere will pay the executive’s reasonable legal fees and expenses if the executive must enforce the program terms. Under the CIC Program, the executive agrees: (a) not to disclose or use for his or her own purposes confidential and proprietary Deere information and (b) for a period of two years following termination of employment, not to induce Deere employees to leave Deere or to interfere with Deere’s business.

In addition, the John Deere Omnibus Equity and Incentive Plan (Omnibus Plan), the John Deere 2020 Equity and Incentive Plan, the LTIC plan, and the Deferred Plan each contain change in control provisions that may trigger payments. Under the Omnibus Plan and John Deere 2020 Equity and Incentive Plan, unless the Board or the Committee determines otherwise, all then-outstanding equity awards would vest and restriction periods would end only if there were both a change in control and a qualifying termination. All outstanding RSUs would be cashed out as of the date of the change in control and the executive would have the right to exercise all outstanding options. Unvested PSUs are cashed out at a target award level and the change of control price described in the Omnibus Plan and John Deere 2020 Equity and Incentive Plan. Such potential payments are disclosed adjacent to “Change in Control and Qualifying Termination” in the following table. The LTIC plan provides for payment upon a change in control based on actual performance results to date for all performance periods then in progress. Under the Deferred Plan, in the event of certain changes in control, the Committee may elect to terminate the plan within 12 months and distribute all account balances or the Committee may decide to keep the Deferred Plan in effect and modify it to reflect the impact of the change in control.

The following table includes estimated potential payments that would have been due to each NEO if a change in control event had occurred and, if applicable, the NEO experienced a qualifying termination as of the end of fiscal 2024. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amount each NEO would receive if a change in control occurred. The payments listed represent the incremental amounts due to NEOs beyond what the NEOs would have received without the change in control. Not included in this table are the following payments to which the NEOs are already entitled and which are reported elsewhere in this Proxy Statement:

◾	Amounts already earned under the STI and LTIC plans (reported in the Fiscal 2024 Summary Compensation Table)
◾	The exercise of outstanding vested options (reported in the Outstanding Equity Awards at Fiscal 2024 Year-End table)
◾	Distribution of nonqualified deferred compensation (reported in the Fiscal 2024 Nonqualified Deferred Compensation Table)

78	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2024 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

						Welfare Defined Contribution
Name	Salary(1)	STI(2)	LTIC(3)	Stock Awards(4)	Stock Options(5)	Benefits(6)	Plans(7)	Total Payments(8)
John C. May
–Change in Control only	$—	$—	$3,293,987	$—	$—	$—	$—	$3,293,987
–Change in Control and Qualifying Termination	$4,975,372	$9,918,853	$3,293,987	$21,111,601	$—	$76,209	$756,983	$40,133,005
Joshua A. Jepsen
–Change in Control only	$—	$—	$1,422,307	$—	$—	$—	$—	$1,422,307
–Change in Control and Qualifying Termination	$1,847,568	$1,841,646	$1,422,307	$5,052,621	$326,330	$37,548	$256,430	$10,784,450
Ryan D. Campbell
–Change in Control only	$—	$—	$1,496,357	$—	$—	$—	$—	$1,496,357
–Change in Control and Qualifying Termination	$1,943,760	$1,937,529	$1,496,357	$7,397,403	$586,769	$39,576	$269,780	$13,671,174
Rajesh Kalathur
–Change in Control only	$—	$—	$1,485,494	$—	$—	$—	$—	$1,485,494
–Change in Control and Qualifying Termination	$1,929,648	$1,923,462	$1,485,494	$4,421,553	$—	$43,794	$267,821	$10,071,772
Cory J. Reed
–Change in Control only	$—	$—	$1,469,752	$—	$—	$—	$—	$1,469,752
–Change in Control and Qualifying Termination	$1,909,200	$1,903,080	$1,469,752	$6,726,358	$506,526	$39,474	$264,304	$12,818,694
(1)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of 2.99 times the annual base salary for the CEO and 2 times annual base salary for senior officers.
(2)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of 2.99 times (CEO) and 2 times (senior officers) the target STI bonus amount for the fiscal year in which the termination occurs. In addition, the NEO is entitled to a prorated STI award for the current year. Since the change in control calculations in this table are made as of the end of the fiscal year, the prorated award for the current year is equal to the STI earned for the current fiscal year as reported in the Fiscal 2024 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and is not duplicated in this table.
(3)	The LTIC plan contains a change in control provision that entitles participants, as of the date of a change in control, to a lump-sum LTIC payment based on actual performance results to date for all performance periods then in progress. The payout for the three-year performance period ended with fiscal 2024 is reported in footnote (4) of the Fiscal 2024 Summary Compensation Table and is not duplicated in this table. For each of the NEOs, the amount shown in this table represents the payout for the one remaining performance period.
(4)	Vesting of RSUs and PSUs does not accelerate unless there is both a change in control and a qualifying termination. In such cases, the vesting and restriction requirements no longer apply. Unvested RSUs will be cashed out and unvested PSUs will be cashed out at a target award level.

For purposes of the table, all unvested PSUs and RSUs are valued based on the closing price for Deere common stock on the NYSE as of October 27, 2024, which was $407.93. Vested RSUs are not included since they have been earned and are included on the Fiscal 2024 Nonqualified Deferred Compensation Table. Unvested PSUs and RSUs are included in the Outstanding Equity Awards at Fiscal 2024 Year-End table.

(5)	Vesting of outstanding stock options does not accelerate in the event of a change in control only. Instead, outstanding stock options will continue to vest over the three-year vesting period, subject to continued employment conditions.

In the event of a change in control and qualifying termination, all outstanding stock options vest and can be exercised immediately. For Messrs. Jepsen, Campbell, and Reed, who are not eligible for retirement, the amount represents the number of outstanding, unexercisable options multiplied by the difference between the closing price for Deere common stock on the NYSE as of October 27, 2024, which was $407.93, and the option exercise prices. These amounts are included in the Outstanding Equity Awards at Fiscal 2024 Year-End table.

(6)	In the event of a change in control and qualifying termination, the CIC Program provides for continuation of health care, life, accidental death and dismemberment, and disability insurance for three full years for the CEO and two full years for the senior officers at the same premium cost and coverage. This benefit will be discontinued if the NEO receives similar benefits from a subsequent employer during this three-year period.
(7)	In the event of a change in control and qualifying termination, the CIC Program includes a cash payment equal to Deere’s contributions on behalf of each of the NEOs under our defined contribution plans for the plan year preceding termination (or, if greater, for the plan year immediately preceding the change in control).
(8)	The amounts set forth under “Deferred Compensation” and “Accumulated Pension Benefit” in the Fiscal 2024 Potential Payments upon Termination of Employment other than following a Change in Control table would also be payable upon a change in control and qualifying termination.

2025 PROXY STATEMENT	79

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2024 POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OTHER THAN FOLLOWING A CHANGE IN CONTROL

The following table summarizes the estimated payments to be made to the NEOs under our plans or established practices in the event of termination of employment due to death, disability, retirement, termination without cause, termination for cause, or voluntary separation. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amounts the NEOs would receive.

The amounts shown assume the termination event occurred at the end of fiscal 2024 and the NEO was actively employed until that time.

FISCAL 2024 POTENTIAL PAYMENTS UPON termination of employment other than following a CHANGE IN CONTROL

							Accumulated
Name	Salary(1)	STI(2)	LTIC(3)	Stock Awards(4)	Stock Options(5)	Deferred Compensation(6)	Pension Benefit(7)	Total Payments
John C. May
Death	$—	$5,971,216	$4,478,412	$14,808,267	$12,312,537	$8,182,842	$4,123,452	$49,876,726
Disability	$38,699,324	$5,971,216	$4,478,412	$14,808,267	$12,312,537	$8,182,842	$9,801,966	$94,254,564
Retirement	—	$5,971,216	$4,478,412	$14,808,267	$12,312,537	$8,182,842	$7,512,182	$53,265,456
Termination Without Cause	$1,664,004	$5,971,216	$4,478,412	$—	$—	$8,182,842	$7,512,182	$27,808,656
Termination For Cause	$—	$5,971,216	$4,478,412	$—	$—	$8,182,842	$7,512,182	$26,144,652
Voluntary Separation(8)
Joshua A. Jepsen
Death	$—	$1,657,481	$1,933,728	$1,700,660	$326,330	$693,383	$417,259	$6,728,841
Disability	$14,368,250	$1,657,481	$1,933,728	$1,700,660	$326,330	$693,383	$1,436,641	$22,116,473
Retirement(9)
Termination Without Cause	$923,784	$1,657,481	$1,933,728	$—	$—	$693,383	$771,794	$5,980,170
Termination For Cause	$—	$1,657,481	$1,933,728	$—	$—	$693,383	$771,794	$5,056,386
Voluntary Separation	$—	$1,657,481	$1,933,728	$—	$—	$693,383	$771,794	$5,056,386
Ryan D. Campbell
Death	$—	$1,743,776	$2,034,405	$3,642,407	$2,435,548	$1,955,628	$991,857	$12,803,621
Disability	$19,943,940	$1,743,776	$2,034,405	$3,642,407	$2,435,548	$1,955,628	$3,746,297	$35,502,001
Retirement(9)
Termination Without Cause	$728,910	$1,743,776	$2,034,405	$—	$—	$1,955,628	$1,818,626	$8,281,345
Termination For Cause	$—	$1,743,776	$2,034,405	$—	$—	$1,955,628	$1,818,626	$7,552,435
Voluntary Separation	$—	$1,743,776	$2,034,405	$—	$—	$1,955,628	$1,818,626	$7,552,435
Rajesh Kalathur
Death	$—	$1,731,116	$2,019,635	$3,012,563	$22,242,965	$5,347,955	$2,316,834	$36,671,068
Disability	$13,245,302	$1,731,116	$2,019,635	$3,012,563	$22,242,965	$5,347,955	$5,146,277	$52,745,813
Retirement	$—	$1,731,116	$2,019,635	$3,012,563	$22,242,965	$5,347,955	$4,236,413	$38,590,647
Termination Without Cause	$964,824	$1,731,116	$2,019,635	$—	$—	$5,347,955	$4,236,413	$14,299,943
Termination For Cause	$—	$1,731,116	$2,019,635	$—	$—	$5,347,955	$4,236,413	$13,335,119
Voluntary Separation(8)
Cory J. Reed
Death	$—	$1,712,772	$1,998,234	$3,032,144	$7,222,020	$4,874,690	$1,528,740	$20,368,600
Disability	$15,656,478	$1,712,772	$1,998,234	$3,032,144	$7,222,020	$4,874,690	$4,264,800	$38,761,138
Retirement(9)
Termination Without Cause	$954,600	$1,712,772	$1,998,234	$—	$—	$4,874,690	$2,805,377	$12,345,673
Termination For Cause	$—	$1,712,772	$1,998,234	$—	$—	$4,874,690	$2,805,377	$11,391,073
Voluntary Separation	$—	$1,712,772	$1,998,234	$—	$—	$4,874,690	$2,805,377	$11,391,073
(1)	Our NEOs do not have employment agreements. However, we have severance guidelines that provide compensation if termination is initiated by Deere for reasons other than cause. Our severance guidelines provide for payment of one-half month of salary plus another one-half month of salary for each complete year of employment, up to a maximum of one year’s salary. We may elect to pay severance in either a lump sum or via salary continuance, unless the amount of severance exceeds two times the applicable limit under Section 401(a)(17) of the Internal Revenue Code, in which case severance will be paid in a lump sum.

Under our Long-Term Disability Plan, if disabled before age 62, NEOs receive monthly benefits until age 65 equal to 60% of their salary plus the average of the three STI awards received immediately prior to the start of disability. The amount shown for disability represents the present value of the monthly benefit from the time of the disability, assumed to be October 27, 2024, until the time the NEO reaches age 65.

(2)	Under all termination events, the amount of STI earned for the fiscal year ended October 27, 2024, would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in the Fiscal 2024 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”
(3)	Under all termination events, the amount of LTIC earned for the performance period ended October 27, 2024, would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in footnote (4) to the Fiscal 2024 Summary Compensation Table.

80	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(4)	In the event of death, disability, or retirement, the most recent RSU and PSU awards are prorated based on the number of months the NEO remains employed in the year of grant. The remaining units are forfeited. All unvested and non-forfeited RSUs will vest on the date of separation from service, while PSUs that are not forfeited will continue to convert to shares at the end of the three-year performance period based on the performance metrics. When applicable restrictions lapse, vested RSUs will be converted to shares of common stock.

In the event of termination with or without cause or voluntary separation, any vested RSUs will be cashed out. All unvested PSUs and RSUs will be forfeited. The amounts shown in the table correspond to vested RSUs that must be held until retirement, including RSUs that vest as a result of the termination of employment.

The value of PSUs for each outstanding tranche represents actual achievement relative to the performance peer group assuming in the case of PSUs granted in fiscal years 2023 and 2024 truncated performance measurement periods. The performance period for PSUs granted in fiscal year 2022 ended on October 27, 2024. The final number of shares earned for fiscal 2023 is based upon performance as determined by revenue growth relative to the performance peer group at the end of the applicable performance period. The final number of shares earned for fiscal 2024 is based upon performance as determined by revenue growth and by total shareholder return both relative to the performance peer group at the end of the applicable performance period. See footnotes (5) and (6) to the Outstanding Equity Awards at Fiscal 2024 Year-End table for performance information relating to each outstanding tranche of PSUs.

All amounts shown in the table are based on the closing price for Deere common stock on the NYSE as of October 27, 2024, which was $407.93.

(5)	In the event of death, all outstanding stock options vest immediately and the heirs must exercise those options within one year. In the event of disability or retirement, vesting accelerates for all outstanding stock options, but occurs no sooner than six months following the grant date. These options expire within five years. In the event of retirement, the most recent stock option awards granted to the NEOs are prorated based on the number of months the NEOs remain actively employed in the year of grant. The remaining options are forfeited. The amount shown in this table represents the number of stock options multiplied by the difference between the closing price for Deere common stock on the NYSE as of October 27, 2024, and the option exercise prices.

These outstanding stock options are reported in the Outstanding Equity Awards at Fiscal 2024 Year-End table. In the event of a termination other than for death, disability, or retirement, all outstanding stock options are forfeited.

(6)	In all cases, balances held in the U.S. nonqualified deferred compensation plans are payable to the employee. These amounts are reported in the Fiscal 2024 Nonqualified Deferred Compensation Table under Deferred Plan and DCRP.
(7)	The present value of the accumulated pension benefit was calculated using the following assumptions:
◾	Present value amounts were determined based on a discount rate of 5.34% for the Salaried Plan, 5.19% for the Senior Supplementary Plan, and 4.93% for the Deere Supplemental Plan
◾	Lump-sum distribution amounts were determined using an interest rate of 4.48% for the Senior Supplementary and Deere Supplemental Plans
◾	The mortality table used for the Salaried Plan was 93.6%PRI2012WC with mortality projection scale MP2021
◾	The mortality table used for the Senior Supplementary and Deere Supplemental Plans was 2025 417 (e) table as published by the IRS
◾	Pensionable earnings were based on actual base salary and forecasted STI for fiscal 2024

Following are additional explanations related to the various scenarios:

◾	Death: This amount represents the present value of the accrued survivor benefit as of October 27, 2024
◾	Disability: This amount assumes service through age 65 and includes service credit for time on long-term disability
◾	Retirement: For the NEOs eligible to retire, this amount represents the present value of the accrued benefits if they were to retire as of October 27, 2024
◾	Termination Without Cause, Termination For Cause, and Voluntary Separation: This amount represents the present value of the accrued benefit as of October 27, 2024
(8)	Since Messrs. Jepsen, Campbell, and Reed are not eligible for normal or early retirement, this scenario is not applicable.
(9)	Since Messrs. May and Kalathur are eligible for retirement, the scenario for Voluntary Separation is not applicable. Under this scenario, they would retire.

Pay Ratio Disclosure

Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). The ratio shown below is a reasonable estimate calculated in a manner consistent with Item 402 of Regulation S-K under the Securities Exchange Act of 1934. Per SEC guidelines, the median employee is only required to be determined once every three years provided there have been no changes to the employee population or compensation arrangements that cause Deere to reasonably believe there will be a significant change in the pay ratio disclosure.

Our median employee was identified using the Company’s global full-time, part-time, temporary, and seasonal employees employed as of September 1, 2024. As of that date, we had 71,423 employees globally, with 27,274 employees located in the U.S. and 44,149 located outside the U.S. As permitted under the “5% de minimis exemption” of the pay ratio disclosure rule, we excluded all employees in 27 countries(1), which totaled 2,579, or 3.6%, of our total employee population.

After the exclusions, 27,274 employees in the U.S. and 41,570 employees located outside the U.S. were considered for identifying the median employee. To identify the median employee, we used annualized base pay as of September 1, 2024, as our consistently applied compensation measure. For salaried employees, this included annualized base salary. For hourly employees, this included annual hourly wages excluding overtime, bonuses, or other earnings. Base pay was annualized for permanent employees not employed a full year in 2024. Base pay paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on August 23, 2024 which is considered the August year-to-date average exchange rate.

2025 PROXY STATEMENT	81

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Using this methodology, we identified our median employee to be a full-time, hourly employee located in the U.S. The annual total compensation was calculated in accordance with the SEC rules applicable to the Summary Compensation Table. The annual total compensation of our employee identified at median using the above methodology for fiscal 2024 was $146,175. Mr. May’s annual total compensation as presented in the Fiscal 2024 Summary Compensation Table was $27,801,672. Calculated in this manner, the ratio of the CEO’s total compensation to our median employee’s total compensation for fiscal 2024 was about 190 to 1.

(1)	The countries and approximate number of employees excluded from the calculation are as follows: Australia (362), Austria (251), Belgium (32), Bulgaria (18), Denmark (32), Estonia (11), Georgia (7), Hungary (21), Ireland (24), Italy (111), Japan (24), Latvia (10), Lithuania (21), Malaysia (36), Netherlands (214), Norway (56), Poland (362), Romania (34), Russia (43), Singapore (44), South Africa (158), Sweden (162), Taiwan (35), Thailand (67), Turkey (63), Ukraine (45), and United Kingdom (336).

pay versus performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Pay versus Performance

			Average	Average	Value of Initial
	Summary		Summary	Compensation	Fixed $100 Investment			Operating
	Compensation	Compensation	Compensation Table	Actually Paid	based on:(4)			Return on
Fiscal	Table Total	Actually Paid	Total for Non-PEO	to Non-PEO		Peer Group		Operating
Year	for PEO(1) ($)	to PEO(1)(2)(3) ($)	NEOs(1) ($)	NEOs(1)(2)(3) ($)	TSR ($)	TSR ($)	Net Income(5)	Assets(6)
2024	$27,801,672	$31,011,148	$7,574,559	$8,156,223	189.96	190.66	7,088	35.9%
2023	$26,722,519	$28,995,124	$7,763,381	$8,503,136	165.72	133.62	10,155	52.5%
2022	$20,300,151	$38,631,080	$5,243,700	$8,863,842	179.84	128.81	7,130	39.8%
2021	$19,912,826	$48,000,087	$6,571,828	$15,050,369	153.17	139.83	5,965	38.1%

(1)	Mr. May was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024
Ryan D. Campbell	Ryan D. Campbell	Ryan D. Campbell	Ryan D. Campbell
Marc A. Howze	Marc A. Howze	Joshua A. Jepsen	Joshua A. Jepsen
Rajesh Kalathur	Joshua A. Jepsen	Cory J. Reed	Rajesh Kalathur
Cory J. Reed	Mary K. W. Jones	Justin R. Rose	Cory J. Reed
Rajesh Kalathur
Cory J. Reed

(2)	Compensation Actually Paid amounts are calculated using the fair value or change in fair value, as applicable, of equity award adjustments in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
(3)	Compensation Actually Paid reflects adjustments made to total compensation amounts as reported in the Summary Compensation Table for the applicable year for the PEO and Non-PEO NEOs, as set forth below, computed in accordance with Item 402(v) of Regulation S-K. Equity values are calculated in accordance with FASB ASC Topic 718.

				Exclusion of
	Summary	Exclusion of	Inclusion of	Stock Awards
	Compensation	Change in	Pension Service	and Option	Inclusion of	Compensation
Fiscal	Table Total for	Pension Value for	Cost for	Awards for	Equity Values for	Actually Paid to
Year	John C. May(1) ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)
2024	$27,801,672	$(1,698,832)	$332,987	$(17,491,573)	$22,066,894	$31,011,148
2023	$26,722,519	$(436,715)	$313,488	$(18,180,007)	$20,575,839	$28,995,124
2022	$20,300,151	$—	$413,778	$(11,234,238)	$29,151,389	$38,631,080
2021	$19,912,826	$(741,736)	$384,230	$(9,290,187)	$37,734,954	$48,000,087

	Average			Exclusion of
	Summary	Exclusion of	Inclusion of	Average Stock	Inclusion of	Average
	Compensation	Average Change in	Average Pension	Awards and Option	Average Equity	Compensation
Fiscal	Table Total for	Pension Value for	Service cost for	Awards for	Values for	Actually Paid to
Year	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)
2024	$7,574,559	$(557,690)	$139,750	$(4,077,272)	$5,076,876	$8,156,223
2023	$7,763,381	$(83,812)	$86,951	$(4,788,595)	$5,525,211	$8,503,136
2022	$5,243,700	$—	$189,347	$(1,924,893)	$5,355,688	$8,863,842
2021	$6,571,828	$(339,277)	$232,162	$(2,121,595)	$10,707,251	$15,050,369

82	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Inclusion of
	Year-End		Inclusion of
	Fair Value of		Vesting Date	Inclusion of	Exclusion of Prior
	Equity Awards	Inclusion of	Fair Value of	Change in Fair	Year-End Fair
	Granted During	Change in	Equity Awards	Value of Equity	Value of Equity	Inclusion of
	the Year That	Fair Value from	Granted During	Awards Granted	Awards Granted	Dividends or Other
	Remained	Last Day of Prior	the Year that	in Prior Years	in Prior Years	Earnings Paid on
	Unvested at	Year to	Vested During	that Vested in	that Failed to Vest	Equity Awards Not	Total - Inclusion
	Applicable	Applicable	the Applicable	the Applicable	in the Applicable	Otherwise	of Equity
Fiscal	Year-End for	Year-End for	Year for	Year for	Year for	Included for	Values for
Year	John C. May(1) ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)
2024	$20,759,326	$1,623,711	$—	$(316,143)	$—	$—	$22,066,894
2023	$21,044,235	$(3,635,148)	$—	$3,166,752	$—	$—	$20,575,839
2022	$19,417,988	$8,756,697	$—	$976,704	$—	$—	$29,151,389
2021	$19,345,052	$17,530,496	$—	$859,406	$—	$—	$37,734,954

Inclusion of
	Average Year-End		Inclusion of		Exclusion of
	Fair Value of		Average Vesting	Inclusion of	Average Prior
	Equity Awards	Inclusion of	Date Fair Value	Average Change in	Year-End Fair	Inclusion of
	Granted During	Average Change in	of Equity Awards	Fair Value of	Value of Equity	Average Dividends
	the Year That	Fair Value from	Granted During	Equity Awards	Awards Granted	or Other Earnings
	Remained	Last Day of Prior	the Year that	Granted in Prior	in Prior Years	Paid on Equity
	Unvested at	Year to	Vested During	Years that Vested	that Failed to Vest	Awards Not	Total - Average
	Applicable	Applicable	the Applicable	in the Applicable	in the Applicable	Otherwise	Inclusion of
Fiscal	Year-End for	Year-End for	Year for	Year for	Year for	Included for	Equity Values for
Year	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)
2024	$4,838,984	$292,648	$—	$(54,756)	$—	$—	$5,076,876
2023	$5,552,601	$(430,014)	$—	$402,624	$—	$—	$5,525,211
2022	$3,292,511	$1,744,493	$—	$318,684	$—	$—	$5,355,688
2021	$4,330,904	$5,892,939	$—	$483,408	$—	$—	$10,707,251

Please note that any columns included in the inclusion of Equity Values tables that contain a “—” did not have an amount in that category for that year.

(4)	The Peer Group TSR set forth in this table utilizes the S&P 500 Industrials Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended October 27, 2024. The comparison assumes $100 was invested for the period starting November 1, 2020, through the end of the listed year in the Company and in the S&P 500 Industrials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)	Represents the amount of total net income, in millions, as reported in the Company’s audited U.S. GAAP financial statements for each applicable fiscal year, in accordance with rules adopted by the SEC.
(6)	We determined Operating Return on Operating Assets (OROA) to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2023 and 2024. OROA is a non-GAAP financial measure used in our Short-Term Incentive plan, and the calculation of, and adjustments to, this measure are described in the Compensation Discussion and Analysis section above. This performance measure may not have been the most important financial performance measure in previous years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2025 PROXY STATEMENT	83

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Pay versus performance comparative disclosure

In accordance with Item 402(v)(5) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the table above.

Compensation Actually Paid, Company TSR, AND PEER GROUP TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR as well as the cumulative TSR of the S&P Industrials Index over the four most recently completed fiscal years:

Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the four most recently completed fiscal years:

Compensation Actually Paid and Company-Selected Measure

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Company-Selected Measure during the four most recently completed fiscal years:

84	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to Company performance. The measures in this table are not ranked.

Operating Return on Operating Assets (OROA)
Operating Return on Sales (OROS)
Shareholder Value Added (SVA)
Relative Total Shareholder Return (TSR)
Relative Revenue Growth
Return on Equity (ROE)

OPTION AWARD DISCLOSURE

We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The Company’s long-standing practice has been to grant LTI equity awards on a predetermined schedule. At the first quarterly meeting of any new fiscal year, the Committee or, with respect to the CEO’s equity award, the Board, reviews and approves the value and amount of the equity compensation to be awarded (inclusive of RSUs, PSUs, and stock options) to executive officers. The grant of approved equity awards then occurs a week after the Board’s first quarterly meeting. The first quarterly meeting of the Board typically occurs after the Company’s release of the financial results for the prior fiscal year through the filing of a Current Report on Form 8-K and accompanying earnings release and earnings call, but before the filing of the Company’s Annual Report on Form 10-K for that fiscal year.

The Committee does not take material nonpublic information into account when determining the timing and terms of LTI equity awards. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives for the new fiscal year.

The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation. Any coordination between a grant and the release of information that could be expected to affect such grant’s value is precluded by the predetermined schedule. Over the last three years, the average percentage change in the value of the Company’s common stock from the last trading day before the filing of the Company’s Annual Report on Form 10-K to the trading day immediately following such filing is 0.91%, demonstrating that the release of the Company’s Annual Report on Form 10-K, and any material nonpublic information contained therein, does not meaningfully influence the Company’s stock price, and by extension, the value of stock options or other LTI equity awards at the time of grant.

The following table contains information required by Item 402(x)(2) of Regulation S-K about stock options granted to the Company’s NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of the Company’s Annual Report on Form 10-K. The Company did not grant any stock options to NEOs of the Company in the last completed fiscal year during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing or furnishing of any Current Report on Form 8-K that discloses material nonpublic information.

					Percentage Change in the Closing Market Price
					of the Securities Underlying the Award
					Between the Trading Day Ending Immediately
					Prior to the Disclosure of Material Nonpublic
					Information and the Trading Day Beginning
		Number of Securities	Exercise Price	Grant Date Fair Value	Immediately Following the Disclosure of
Name	Grant Date	Underlying the Award	of the Award ($/sh)	of the Award	Material Nonpublic Information
John C. May	12/13/2023	45,278	$377.01	$4,439,055	(1.48)%
Joshua A. Jepsen	12/13/2023	10,554	$377.01	$1,034,714	(1.48)%
Ryan D. Campbell	12/13/2023	10,554	$377.01	$1,034,714	(1.48)%
Rajesh Kalathur	12/13/2023	10,554	$377.01	$1,034,714	(1.48)%
Cory J. Reed	12/13/2023	10,554	$377.01	$1,034,714	(1.48)%

2025 PROXY STATEMENT	85

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for future issuances under our equity compensation plans as of October 27, 2024:

	Number of Securities to be		Weighted-Average	Number of Securities Remaining
	Issued Upon Exercise of		Exercise Price of	Available for Future Issuance Under Equity
	Outstanding Options,		Outstanding Options,	Compensation Plans (excluding securities
Plan Category	Warrants, and Rights (a)		Warrants, and Rights (b)	reflected in column a) (c)
Equity Compensation Plans Approved by Security Holders	2,506,130	(1)	$242.41	14,976,771	(2)
Equity Compensation Plans Not Approved by Security Holders(3)	—		—	—
Total	2,506,130			14,976,771
(1)	This amount includes 944,703 PSUs and RSUs awarded under the John Deere 2020 Equity and Incentive Plan and 85,845 RSUs awarded under the Nonemployee Director Stock Ownership Plan. Under the John Deere 2020 Equity and Incentive Plan, the PSUs are payable in shares of common stock after the three-year performance period is ended and the RSUs are payable in stock no earlier than one year from grant date. The number of shares reflects the maximum number of shares that may be earned under the PSUs. Under the Nonemployee Director Stock Ownership Plan, RSUs are payable only in shares of common stock upon retirement. The weighted-average exercise price information in column (b) does not include these units.
(2)	This amount includes 487,092 shares available under the Nonemployee Director Stock Ownership Plan and 14,489,679 shares available under the John Deere 2020 Equity and Incentive Plan. Under the John Deere 2020 Equity and Incentive Plan, Deere may issue shares in connection with stock options and stock appreciation rights, performance awards, restricted stock or restricted stock equivalents, or other awards consistent with the purposes of such plan as determined by the Committee. In addition, shares covered by outstanding awards become available for new awards if the award is forfeited or expires before delivery of the shares.
(3)	Deere has no equity compensation plans that have not been approved by stockholders.

86	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
03

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends that you vote FOR the ratification of the independent registered public accounting firm for fiscal 2025.

2025 PROXY STATEMENT	87

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

independent registered public accounting firm

The Audit Review Committee is directly responsible for the appointment, oversight, compensation, and retention of the independent registered public accounting firm that audits Deere’s financial statements and our internal control over financial reporting. The Audit Review Committee has approved the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for fiscal 2025 and the current lead auditor, Claudine Hollack, was appointed in 2021.

Deloitte & Touche LLP and its predecessors have acted as our independent registered public accounting firm since 1910. The Audit Review Committee believes that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Deere is in the best interests of the Company and its shareholders. The benefits of a long-term engagement by an auditor include:

	◾	◾ ◾
AUDIT QUALITY		◾ Enabled by Deloitte & Touche LLP’s understanding and expertise of the Company’s global business, accounting practices, and internal control over financial reporting
COMPETITIVE FEES		◾ Enabled by Deloitte & Touche LLP’s deep understanding of the Company’s global business
EFFICIENCY AND EFFECTIVENESS		◾ Enabled by Deloitte & Touche LLP’s familiarity with the Company and the avoidance of time and expense related to new auditor onboarding

In addition to the benefits of a long-term engagement, the Audit Review Committee considers many factors when selecting the independent registered public accounting firm, including:

The quality and efficiency of services through global capabilities offered by the independent registered public accounting firm	The appropriateness of the independent registered public accounting firm’s fees	The quality and candor of communications between the independent registered public accounting firm and the Audit Review Committee and management

Shareholder ratification of appointment

The Audit Review Committee and the Board are requesting that shareholders ratify Deloitte & Touche LLP’s appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate practice. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote on this matter is required to ratify the selection of Deloitte & Touche LLP. If the shareholders do not ratify the selection, the Audit Review Committee will consider any information submitted by the shareholders in connection with the selection of the independent registered public accounting firm for the next fiscal year. Even if the selection is ratified, the Audit Review Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Review Committee believes such a change would be in the best interests of Deere and its shareholders.

We expect a representative of Deloitte & Touche LLP to attend the Annual Meeting. This representative will have an opportunity to make a statement and to respond to appropriate questions.

88	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed for professional services by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates for fiscal 2024 and 2023:

Plan Category	2024	2023
Audit Fees(1)	$22,417,000	$21,701,000
Audit-Related Fees(2)	$1,541,000	$1,041,000
Tax Fees(3)	$46,000	$250,000
All Other Fees	$—	$—
Total	$24,004,000	$22,992,000
(1)	Audit fees include amounts charged in connection with the audit of Deere’s annual financial statements and review of the financial statements included in Deere’s Quarterly Reports on Form 10-Q, including services related thereto such as comfort letters, statutory audits, attest services, consents, and accounting consultations.
(2)	Audit-related fees include amounts charged for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services included audits of financial statements of employee benefit plans, various attestation services, and other consultations.
(3)	Tax fees include amounts charged for tax advice and assistance regarding statutory, regulatory, and administrative developments in response to the United States Tax Reform, business acquisitions, and tax planning.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Review Committee has adopted a policy for pre-approval of audit and permitted non-audit services provided by Deere’s independent registered public accounting firm. The Audit Review Committee will consider annually and, if appropriate, approve the provision of audit services by its independent registered public accounting firm. The Audit Review Committee will consider and, if appropriate, pre-approve the provision of defined audit and non-audit services. The Audit Review Committee also will consider on a case-by-case basis and, if appropriate, approve specific services that are not otherwise pre-approved.

Any proposed engagement that has not been pre-approved may be presented to the Audit Review Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Review Committee or one or more committee members. The member or members who have delegated authority to approve services between regular meetings will report any specific approvals to the Audit Review Committee at its next regular meeting. The Audit Review Committee regularly reviews summary reports detailing all services being provided to Deere by its independent registered public accounting firm. All of the services provided to us by Deloitte & Touche LLP in fiscal 2024 were approved by the Audit Review Committee in accordance with this policy.

2025 PROXY STATEMENT	89

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Audit Review Committee Report

The Audit Review Committee consists of the following members of the Board of Directors: Leanne G. Caret (Chair), Alan C. Heuberger, Clayton M. Jones, Gregory R. Page, and Sherry M. Smith. Each of the members is independent as defined under the rules of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC).

Management is responsible for establishing and maintaining Deere’s internal control over financial reporting and for preparing financial statements in accordance with accounting principles generally accepted in the United States. Deloitte & Touche LLP is responsible for performing an independent audit of Deere’s annual consolidated financial statements and internal control over financial reporting in accordance with the standards established by the Public Company Accounting Oversight Board (United States) (PCAOB). The Audit Review Committee is responsible for overseeing these activities.

The Audit Review Committee has reviewed and discussed with management Deere’s audited financial statements as of and for the three fiscal years ended October 27, 2024. The Audit Review Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Review Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Review Committee concerning independence and has discussed with them their independence. The Audit Review Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to Deere is compatible with their independence.

On at least a quarterly basis, the Audit Review Committee meets in executive session with Deere management and the Deere internal audit staff, as well as separately with Deloitte & Touche LLP.

Based on the reviews and discussions referred to above and exercising our business judgment, the Audit Review Committee recommended to the Board of Directors that the financial statements referred to above be included in Deere’s Annual Report on Form 10-K for the fiscal year ended October 27, 2024, for filing with the SEC.

Audit Review Committee

Leanne G. Caret Chair	Alan C. Heuberger	Clayton M. Jones

Gregory R. Page	Sherry M. Smith

* R. Preston Feight was appointed to the Audit Review Committee following the review and discussion described in this report.

90	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSALS

OTHER MATTERS FOR VOTE

For the reasons stated, the Board of Directors unanimously recommends that you vote AGAINST each of the shareholder proposals.

2025 PROXY STATEMENT	91

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSALS

The following pages include proposals submitted by shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934. This Rule allows shareholders to seek inclusion of business proposals in the Company's Proxy Statement to be voted on at our Annual Meeting of Shareholders.

We are committed to delivering sustainable, long-term value to our shareholders and believe that fostering a robust dialogue with shareholders is critical to creating alignment between their interests and those of the Company. As described in the Shareholder Outreach section above, we regularly engage with shareholders throughout the year to gain insights into their perspectives regarding a variety of topics, including business strategy and performance, executive compensation, sustainability, governance, and other topics important to them. We also often engage directly with shareholders that submit proposals through the Rule 14a-8 process.

As part of our regular off-season shareholder engagement this year, we discussed how we believe the evolution of diversity and inclusion at Deere more closely aligns our workforce with the business, better positioning us to meet the needs of our customers and employees. The predominant majority of shareholders we spoke with expressed an understanding of this evolution and strong support for our commitment to continue to track and advance the diversity of our workforce in light of our need for the best and brightest employees to tackle our customers’ most compelling challenges.

Our Board and Company management thoroughly evaluated the shareholder proposals we received this year applying the consistent lens of assessing their potential impact on the Company’s business and on shareholder value. Notably this year, each shareholder proposal we received seeks one way or another to direct the Company’s actions with respect to matters related to diversity and inclusion, a subject on which people in our society hold starkly different views. Practically speaking, the ideologically opposing perspectives from which these proposals were prepared makes it such that we are unable to satisfactorily address the concerns of proponents with one set of views without creating concerns for those with an opposing viewpoint.

For the reasons specified in the statements of opposition to the shareholder proposals provided below, the Board recommends that shareholders vote against each proposal. More broadly, the Board wishes to emphasize that John Deere does not run in service of any political, ideological, or social agenda. Rather, we run to serve our customers, provide meaningful careers for our employees, create long-term value for our shareholders, and enhance the vibrancy of our home communities.

Since our founding in 1837, John Deere has conducted business essential to life, guided by a simple principle: We run so life can leap forward.

why we run

We serve our customers. We are committed to providing products and solutions that are designed to boost economic value and sustainability for our customers and enable them to continuously improve their ability to produce necessities essential for life—food, fuel, clothing, shelter, and infrastructure. This includes a commitment to help solve our customers’ most significant challenges by focusing on understanding their needs and aiming to deliver innovative solutions that exceed their expectations.

Our employees are at the heart of our success. The dedication and expertise of our employees are indispensable in making Deere a leader in the industries we serve. We need the best and brightest employees to solve some of the most compelling challenges in the world today. We believe our employees’ unique perspectives, backgrounds, and experiences contribute to innovation and our ability to create value for our customers. Our goal is to attract, develop, and retain a world-class workforce and create an environment of inclusivity and belonging where our employees are empowered to help us meet our customers’ needs and achieve our ambitions.

We are committed to delivering sustainable, long-term value to our shareholders. Our performance is driven by our Smart Industrial Operating Model, which allows us to deliver attractive financial results throughout the business cycles that affect our industries. We further demonstrate our commitment to our shareholders by engaging with them directly to better understand what maters to them.

We support and contribute to our home communities. In addition to the customers, employees, and shareholders that we serve, we contribute to the vibrancy of the communities where our businesses operate and our employees live. The John Deere Foundation financially contributes to organizations in the U.S. that strive to end hunger, alleviate poverty, and ensure quality education in our home communities.

92	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

leaping forward together

We are steadfast in our commitment to our customers, employees, shareholders, and communities. To continue to serve each of those stakeholders in the best way we know how, we ask for your support to allow us to focus on what drives us every day and creates shareholder value rather than diverting time and resources in service of ideologically motivated shareholder proposals.

AFTER CAREFUL CONSIDERATION, WE ASK OUR SHAREHOLDERS TO VOTE AGAINST EACH OF THE SHAREHOLDER PROPOSALS.

We expect the following proposals to be presented at the Annual Meeting, although if any proposal is not properly presented by or on behalf of its respective proponent, it will not be voted on. Following SEC rules, other than minor formatting changes, we are reprinting each proposal and supporting statement as submitted to us and we take no responsibility for the content. We will provide the address of each respective proponent promptly upon request to our Corporate Secretary at the address listed under the “2026 Shareholder Proposals and Nominations” section below.

Proposal Number, Shareholder Proponent, and Subject of Proposal		Shares Held by Proponent	Rationale for the Board’s AGAINST Voting Recommendation
04	National Legal and Policy Center Report on Racial and Gender Hiring Statistics	8 shares held for at least three years

The Board recommends that shareholders vote against the proposal on a report on racial and gender hiring statistics because Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; we already publicly report substantial amounts of data about the composition of our workforce in our Business Impact Report, including its accompanying appendices and EEO-1 reports; and preparing the report would not meaningfully benefit shareholders.

05	As You Sow, on behalf of Amalgamated Bank, trustee of LongView LargeCap 500 Index Fund Report on Effectiveness of Efforts to Create a Meritocratic Workplace	26,182 shares for at least one year

The Board recommends that shareholders vote against the proposal on a report on efforts to create a meritocratic workplace because Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; we already publicly report substantial amounts of data about the composition of our workforce in our Business Impact Report, including its accompanying appendices and EEO-1 reports; and preparing the report would not meaningfully benefit shareholders.

06	National Center for Public Policy Research Corporate Financial Sustainability Report	At least $2,000 for at least three years

The Board recommends that shareholders vote against the proposal on a corporate financial sustainability report because Deere runs to serve our customers, employees, shareholders, and home communities and not in service of any political, ideological, or social agenda; the Board and committee structure provides for an appropriate level of oversight of the types of matters raised in the proposal; we publicly report extensively about social and governance matters in existing reports and resources; and preparing the report would not meaningfully benefit shareholders.

07	John Chevedden Civil Rights Audit	50 shares for at least three years

The Board recommends that shareholders vote against the proposal on a civil rights audit because Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; we have a robust enterprise management program to assess risks; and conducting an audit and preparing the report would not meaningfully benefit shareholders.

08	Bowyer Research, Inc., on behalf of the American Family Association Report on Charitable Giving	100 shares for at least one year

The Board recommends that shareholders vote against the proposal on a report on charitable giving because the Company’s philanthropy is focused on ending hunger, alleviating poverty, and enhancing education, rather than benefiting any particular organization; we have robust governance around our philanthropic giving; and preparing the report would not meaningfully benefit shareholders.

2025 PROXY STATEMENT	93

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 04

We expect the National Legal and Policy Center to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns at least eight shares of John Deere common stock.

Report on racial and gender hiring statistics

Whereas: Hiring disparities persist across race and gender. They pose substantial societal and company risks.

The U.S. Supreme Court ruled in SFFA v. Harvard on June 29, 2023, that discriminating on the basis of race in college admissions violates the equal protection clause of the 14th Amendment.1

Attorneys General of thirteen states warned Fortune 100 companies on July 13, 2023, that SFFA implicated corporate diversity, equity, and inclusion (DEI) programs.2

Prior legal advice regarding the legality of racially discriminatory programs has been called into question post-SFFA.³

In the year after the death of George Floyd, the S&P 100 added 300,000 jobs. Only 6 percent of them went to white applicants,4 5 a statistic that provides prima facie proof of illegal discrimination on the basis of race by these companies, considering whites constitute 76 percent of the American population.6

In 2019, Starbucks was sued for a single case of discrimination against a white employee, who was awarded $25 million in 2023.7 The risk of litigation for such mistreatment is rising, and companies have begun to reconsider whether their DEI programs perpetuate prejudice rather than alleviate it.8

Supporting Statement: Deere & Company (“Deere” or the “Company”) has come under fire for its DEI programs. The Company walked back its positions, promising the following:9 10

●	“We will no longer participate in or support external social or cultural awareness parades, festivals, or events.”
●	“Business Resource Groups will be exclusively focused on professional development, networking, mentoring, and supporting talent recruitment efforts.”
●	“Auditing all company-mandated training materials and policies to ensure the absence of social motivated messages, while being in compliance with federal, state, and local laws.”
●	“Reaffirming within the business that the existence of diversity quotas and pronoun identification have never been and are not company policy.”

These commitments are an important first step to deemphasize DEI and return the Company’s recruitment focus to merit and skill, but the Company cannot make empty promises without following through. If the Company discriminates, it will be obvious in its hiring numbers. Deere should report on statistical differences in hiring across race and gender to prove it does not practice discrimination.

Resolved: Shareholders request the Company produce a report on statistical differences in hiring across race and gender globally and/or by country, where appropriate, including associated policy, reputational, competitive, operational risks, and risks related to recruiting and retaining talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy, and legal compliance information. Shareholders request the company to present its findings for hiring data dating back to Jan. 1, 2020, and to publish an updated report annually thereafter, at least three months prior to each annual meeting.

Statistical differences across race/gender are defined as the difference between non-minority/male new hires and minority/female new hires expressed as a percentage of non-minority/male new hires.

1	https://www.scotusblog.com/case-files/cases/students-for-fair-admissions-inc-v-president-fellows-of-harvard-college/
2	https://ag.ks.gov/docs/default-source/documents/corporate-racial-discrimination-multistate-letter.pdf
3	https://www.skadden.com/insights/publications/2023/09/quarterly-insights/corporate-dei-polices-face-scrutiny
4	https://www.bloomberg.com/graphics/2023-black-lives-matter-equal-opportunity-corporate-diversity/
5	https://www.dailywire.com/news/bloomberg-flubs-data-for-bombshell-report-that-only-6-of-new-corporate-hires-are-white
6	https://www.census.gov/quickfacts/fact/table/US/PST045222
7	https://www.foxbusiness.com/features/starbucks-manager-shannon-phillips-wins-25-million-lawsuit-fired-white-donte-robinson-rashon-nelson
8	https://apnews.com/article/dei-diversity-corporations-affirmative-action-309864f08e6ec63a45d18ca5f25d7540
9	https://x.com/JohnDeere/status/1813318977650847944
10	https://www.cnn.com/2024/07/18/business/john-deere-diversity-inclusion-efforts/index.html

94	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s statement in opposition to proposal 04

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively.

Deere is an equal opportunity employer committed to providing a workplace free of harassment and discrimination. Our Code of Business Conduct (“Code”) states that all employees should be treated fairly and inclusively, and with respect. The expectation that employment decisions should be based on individual merit as well as talent, contributions, and aspirations is clearly stated in the Code, and employees are accountable for acting accordingly.

The dedication and expertise of our employees are indispensable in making Deere a leader in the industries we serve. We need the best and brightest employees to solve some of the most compelling challenges in the world today. We believe our employees’ unique perspectives, backgrounds, and experiences contribute to innovation and our ability to create value for our customers. We also believe that a diverse workforce that reflects the communities we serve is essential to our long-term success. Our goal is to attract, develop, and retain a world-class workforce and create an environment of inclusivity and belonging where our employees are empowered to help us meet our customers’ needs and achieve our business ambitions.

Deere already publicly reports substantial amounts of data about the composition of our workforce.

We already publish substantial amounts of data regarding our workforce, including differences in race and gender across various subsets of employee groups. Demographic data specific to our employees is published in our Business Impact Report and its accompanying appendices. The accompanying appendices contain multiple pages of data on the gender and race of the members of our Board of Directors, the gender of our global workforce, and the gender and race of our U.S. workforce. In the case of our workforce, the information is broken down among salaried employees, production workforce, and interns, and then further, on the salaried side, by management and senior management. The data is available for at least three most recently completed years, allowing the reader to assess changes over time. Additionally, the Company's EEO-1 report for the most recently available reporting period is also publicly provided. This information is available at www.deere.com/stock.

Preparing a report on statistical differences in hiring would not meaningfully benefit shareholders.

Preparing a report on the statistical differences in hiring across race and gender globally would not provide a meaningful benefit to Deere or its shareholders. Rather, it would require us to dedicate valuable financial and human resources to provide data that is largely duplicative of the extensive workforce demographic data we already publish in our Business Impact Report and its accompanying appendices in service of advancing the political and social views of the proponent.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 04 REGARDING A REPORT ON RACIAL AND GENDER HIRING STATISTICS.

2025 PROXY STATEMENT	95

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 05

We expect As You Sow, on behalf of Amalgamated Bank, trustee of LongView LargeCap 500 Index Fund, to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns 26,182 shares of John Deere common stock.

Report on effectiveness of efforts to create a meritocratic workplace

WHEREAS: In July, 2024, Deere & Company (Deere) announced an ambiguous and inconsistent shift in policies and practices regarding its workplace diversity strategy.1 If the company has dismantled key diversity, equity, and inclusion (“DEI”) policies and practices, this exposes it to financial, competitive, legal, and reputational risks.

Prior to these recent changes, Deere has made public statements on the importance of its DEI efforts. These include, but are not limited to:

-	2023 Proxy Statement: “We are committed to the principles of equal employment opportunity and we believe that a diverse workforce is essential to our long-term success and solving our customers’ most pressing challenges.”[2]
-	Code of Business Conduct: “Each day we strive for a more diverse, equitable, and inclusive culture with our colleagues, customers, suppliers, and distribution channels. In doing so, experience tells us we will be more engaged, innovative, and successful.”[3]

Many research studies indicate that investors benefit from companies with management diversity:

●	McKinsey studies underscore that companies with higher diversity in corporate leadership have a greater likelihood of outperforming peers on profitability.[4]
●	As You Sow and Whistle Stop Capital have reviewed the workforce diversity of 1,641 companies between 2016-2021. Linear regressions found statistically significant positive correlations between manager diversity and return on equity, return on invested capital, and 10-year revenue growth, among other indicators.[5]

Multiple studies have shown the need for action. Diverse employees, such as Black and female employees, still face significant barriers in recruitment, hiring,6 and promotion.7

As of the date of the filing of this proposal, Deere has not shared sufficient hiring, retention, or promotion data to allow investors to determine the effectiveness of its DEI programs. Deere is falling behind peers. Russell 1000 companies have increased disclosure of these indicators by seventy-six percent in the last two years.8 Companies that release more diversity and inclusion data than Deere include, but are not limited to Ford, General Dynamics, General Motors, Union Pacific, and Raytheon Technologies.

Without data on the outcomes of its workplace equity efforts, investors will lack confidence in Deere’s ability to build, use, and maintain an effective and meritocratic workforce.

RESOLVED: Shareholders request that Deere report publicly on the effectiveness of its efforts to create a meritocratic workplace where no one is excluded from contributing to the Company’s success because of an immutable characteristic, such as gender, race or ethnicity. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes using quantitative metrics for workforce diversity, hiring, promotion, and retention of employees, including data by gender, race, and ethnicity.

SUPPORTING STATEMENT: Quantitative data is sought so that investors can assess and compare the effectiveness of companies’ efforts to ensure meritocratic workplaces through DEI efforts. It is advised that this content be provided through Deere’s existing sustainability reporting infrastructure. An independent report on this topic is not requested.

1	https://x.com/JohnDeere/status/1813318977650847944/photo/1
2	https://www.sec.gov/ix?doc=/Archives/edgar/data/315189/000155837024000170/de-20240228xdef14a.htm
3	https://s22.q4cdn.com/253594569/files/doc_downloads/2022/11/Deere_Code_External_2022.pdf
4	https://www.mckinsey.com/featured-insights/diversity-and-inclusion/diversity-matters-even-more-the-case-for-holistic-impact
5	https://www.asyousow.org/report-page/2023-positive-relationships-linking-workforce-diversity-and-financial-performance
6	https://www.bloomberg.com/opinion/features/2024-07-29/white-men-the-most-likely-to-get-hired-even-with-dei-finds-research
7	https://mitsloan.mit.edu/ideas-made-to-matter/women-are-less-likely-men-to-be-promoted-heres-one-reason-why
8	https://www.asyousow.org/our-work/social-justice/workplace-equity/data-visualization

96	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s statement in opposition to proposal 05

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively.

Deere is an equal opportunity employer committed to providing a workplace free of harassment and discrimination. Our Code of Business Conduct (“Code”) states that all employees should be treated fairly and inclusively, and with respect. The expectation that employment decisions should be based on individual merit as well as talent, contributions, and aspirations is clearly stated in the Code, and employees are accountable for acting accordingly.

The dedication and expertise of our employees are indispensable in making Deere a leader in the industries we serve. We need the best and brightest employees to solve some of the most compelling challenges in the world today. We believe our employees’ unique perspectives, backgrounds, and experiences contribute to innovation and our ability to create value for our customers. We also believe that a diverse workforce that reflects the communities we serve is essential to our long-term success. Our goal is to attract, develop, and retain a world-class workforce and create an environment of inclusivity and belonging where our employees are empowered to help us meet our customers’ needs and achieve our business ambitions.

Deere already publicly reports substantial amounts of data about the composition of our workforce.

We already publish substantial amounts of data regarding our workforce, including differences in race and gender across various subsets of employee groups. Demographic data specific to our employees is published in our Business Impact Report and its accompanying appendices. The accompanying appendices contain multiple pages of data on the gender and race of the members of our Board of Directors, the gender of our global workforce, and the gender and race of our U.S. workforce. In the case of our workforce, the information is broken down among salaried employees, production workforce, and interns, and then further, on the salaried side, by management and senior management. The data is available for at least three most recently completed years, allowing the reader to assess changes over time. Additionally, the Company's EEO-1 report for the most recently available reporting period is also publicly provided. This information is available at www.deere.com/stock.

Preparing a report on the effectiveness of Deere’s efforts to create a meritocratic workplace would not meaningfully benefit shareholders.

Preparing a report on the effectiveness of Deere’s efforts to create a meritocratic workplace would not provide a meaningful benefit to Deere or its shareholders. Rather, it would require us to dedicate valuable financial and human resources to provide data that is largely duplicative of the extensive workforce demographic data we already publish in our Business Impact Report and its accompanying appendices in service of advancing the political and social views of the proponent.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 05 REGARDING A REPORT ON EFFORTS TO CREATE A MERITOCRATIC WORKPLACE.

2025 PROXY STATEMENT	97

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 06

We expect the National Center for Public Policy Research to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns John Deere common stock with a market value of more than $2,000.

corporate financial sustainability report

Whereas: The Company’s policy positions, advocacy, partnerships and charitable giving should not create excessive risk of alienating consumers, decreasing sales, or diminishing shareholder value, without an affirmative determination – consistent with applicable fiduciary duties – that the expected financial benefits of such engagements outweigh their costs.

Beginning on or about July 9, 2024, the Company was the object of a grassroots campaign organized by citizen-journalist Robby Starbuck claiming1 the Company had “gone woke” as evidenced by, among other things: (1) “Funding a pride event for kids as young as 3,” (2) “LGBTQ & race based identity groups at corporate,” and (3) a “95/1002 [Corporate Equality Index] score from the [Human Rights Campaign],” which has been described as increasing the radicalization of businesses by strategically “moving the goalposts” required to obtain a good score.3

On July 16, 2024, the Company, apparently in response to the public’s backlash against its “woke” policies, committed to, among other things, eliminating (1) participation in “festivals,” and (2) identity-based employee groups.4 However, the Company failed, according to Starbuck, to address all the concerns raised by the campaign. Specifically, Starbuck noted that, among other things: “Customers want to hear … they will no longer participate in social credit CEI scoring by HRC.”5 Elsewhere, Starbuck noted that: “John Deere is now at a 1 year low in stock price” and that the “only company to thrive after my reporting is Tractor Supply who did a FULL rejection of woke policies….”6

Resolved: Shareholders request that the Board of Directors create a board committee on corporate financial sustainability to oversee and review the impact of the Company’s policy positions, advocacy, partnerships and charitable giving on the Company’s financial sustainability. The Company should issue a public report on the committee’s findings by the end of 2025.

Supporting Statement: The Company’s shareholders have reason to believe that the value-destroying initiatives identified above are a symptom of a deeper problem, and that more is needed than the commitments of July 16, 2024. For example, Jerry Bowyer, president of Bowyer Research, noted that even after the public backlash, the Company “said nothing about the fact that it discriminates against religious employees in not having a faith-based employee resource group” and “is stonewalling” him rather than discussing ways to get back to neutral.7

Recent events make clear that company value drops when companies take overtly political and divisive positions that alienate consumers. Following Bud Light’s embrace of divisive gender ideology, its revenue fell $395 million in North America when compared to the same time a year ago.8 This amounts to roughly 10 percent of its revenue in the months following its leap into contentious politics.9 Target Corporation’s market cap fell over $15 billion amid backlash for similar actions.10 And Disney stock fell 44 percent in 2022 – its worst performance in nearly 50 years – amid its decision to put extreme partisan agendas ahead of parents’ rights.11

1	https://x.com/robbystarbuck/status/1810675517248483344
2	https://www.hrc.org/resources/buyers-guide/deere-co.-2
3	https://dcjournal.com/the-hypothetical-conflict-that-may-be-at-the-root-of-disneys-woes/
4	https://x.com/JohnDeere/status/1813318977650847944
5	https://x.com/robbystarbuck/status/1813333669165007033
6	https://x.com/robbystarbuck/status/1821597433014448217
7	https://wng.org/opinions/deere-in-the-headlights-1723098850
8	https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;
9	https://www.theguardian.com/business/2023/aug/03/bud-light-revenue-sales-anheuser-busch
10	https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash; https://nypost.com/2023/05/23/target-to-remove-some-lgbtq-merchandise-after-facing-customer-backlash/
11	https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-florida-began; https://www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/; https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recession-streaming-2022-12; https://www.foxnews.com/media/disneys-decline-shows-woke-focus-alienating-fans-wsj-column

98	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s Statement in Opposition to proposal 06

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere runs to serve our customers, employees, shareholders, and our home communities.

John Deere does not run in service of any political, ideological, or social agenda. Rather, we run to serve our customers, provide meaningful careers for our employees, create long-term value for our shareholders, and enhance the vibrancy of our home communities. Over our long history, we have been guided by the governance principles and structures set forth in our Code of Business Conduct (“Code”), our charter and bylaws, our Corporate Governance Policies, and our Board committee charters, which have enabled us to do business consistent with our values and contribute to long-term shareholder value. In addition, we continually strive to strengthen our governance practices and evolve over time.

Deere’s Board and committee structure already provides an appropriate level of oversight of the types of matters raised in the proposal.

We believe that Deere’s Board and committee structure already provides an appropriate level of oversight of the types of matters raised in the proposal. The full Board oversees all enterprise risks and regularly receives and evaluates reports and presentations from the chairs of the individual Board committees on risk-related matters falling within each committee’s oversight responsibilities as well as from members of management on relevant risk topics. In addition, each Board committee is responsible for oversight of risk categories related to its specific areas of focus:

◾	The Corporate Governance Committee monitors potential risks related to our governance practices by, among other things, monitoring legal developments and trends regarding corporate governance, overseeing environmental, social (including human capital), and governance matters, and monitoring the Code and compliance risks.
◾	The Finance Committee monitors operational and strategic risks related to Deere’s financial affairs, including capital structure and liquidity risks, and reviews the policies and strategies for managing financial exposure and contingent liabilities.
◾	The Audit Review Committee oversees enterprise risk assessment and management processes and policies and monitors legal and regulatory risks.

Deere already publicly reports substantial amounts of data about social and governance matters.

We already publish substantial amounts of data regarding social and governance matters, including policy positions, advocacy, partnerships, and charitable giving. Our Business Impact Report includes information on our business, such as sustainable customer outcomes, operational sustainability, and people and communities, and its accompanying appendices include additional metrics related to our workforce. We provide information about political contributions by the John Deere Political Action Committee and trade association memberships and expenditures on our U.S. Political Contributions and Advocacy website. We regularly post news articles on our website regarding a variety of topics, such as our commitment to U.S. manufacturing, impact on Black farm families, and equipment self-repair. The Company’s SEC filings, including our quarterly earnings releases, provide information relating to the Company’s financial and operational performance. All of this information is available at www.deere.com/stock, www.deere.com/politicalcontributions, and www.deere.com/news.

Establishing a Board committee on corporate financial sustainability and preparing a report on its findings would not meaningfully benefit shareholders.

Establishing a separate Board committee dedicated solely to the topic of “corporate financial sustainability” would result in duplicating the responsibilities of oversight that are already well covered by the Board’s existing structures. In addition, producing the report requested by the proposal would be duplicative of the data the Company already publishes with respect to social and governance matters. These efforts would not provide a meaningful benefit to Deere or its shareholders and would require us to dedicate valuable financial and human resources in service of advancing the political and social views of the proponent.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 06 REGARDING A CORPORATE FINANCIAL SUSTAINABILITY REPORT.

2025 PROXY STATEMENT	99

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 07

We expect John Chevedden to present the following proposal at the Annual Meeting. The proponent has indicated that he beneficially owns 50 shares of John Deere common stock.

CIVIL RIGHTS AUDIT

RESOLVED that shareholders of Deere & Company (“Deere”) urge the Board of Directors to commission and oversee a civil rights audit, conducted consistent with the Civil Rights Audit Standards,i analyzing the bias and discrimination risks of Deere’s policies, practices, products, and services.

WHEREAS Deere states a commitment to diversity, equity, and inclusion (“DEI”). It created a DEI Global Advisory Board “to provide strategic oversight and leadership-driven progress on inclusion,” as well as partnerships with local business units and employee resource groups.

On July 16, 2024, however, Deere announced that it would end or curtail some of its DEI commitments. For example, Deere announced that it would “no longer participate in or support external social or cultural awareness parades, festivals, or events,” and that it would audit “all company-mandated training materials and policies to ensure the absence of socially motivated messages, while being in compliance with federal, state, and local laws.”

Earlier this year, Deere agreed to pay $1.1 million in back pay and interest to nearly 300 Black and Hispanic job applicants and provide 53 job offers to eligible class members as part of a settlement with the U.S. Department of Labor, which alleged systemic hiring discrimination. The Human Rights Campaign, the sponsor of the Corporate Equality Index, a tool measuring corporate policies affecting lesbian, gay, bisexual, transgender, and queer employees, expressed its disappointment with the company’s decision to curtail DEI commitments. The National Black Farmers Association responded by calling for a boycott of Deere.

Given the impact the company’s decision has already had with important constituencies, shareholders need to understand the full impact of these rollbacks, including the company’s ability to build a talented workforce and grow its customer base and revenue. A civil rights audit is a tool to help companies and key stakeholders, including shareholders, identify and understand the bias and discrimination risks of a company’s policies, practices, products, and services. A civil rights audit also provides recommendations for addressing the adverse impacts of a company’s actions.

The Civil Rights Audit Standards, published by PolicyLink, were developed by an independent committee, including business executives, union and worker group representatives, investors, and civil rights experts. These Standards provide a roadmap for how a company should conduct a civil rights audit. The Standards include requiring that the auditor be independent and have a commitment to civil rights and racial justice; the auditor meaningfully engage key stakeholders such as employees, customers, and civil rights groups; and the company publicly share the final audit report on the company’s website in an easily accessible location.

We urge Deere to conduct a civil rights audit consistent with the Civil Rights Audit Standards. A civil rights audit will provide Deere management and its shareholders the information and analysis they need to evaluate the company’s recent actions and their impact on legal and business risks, as well as the company’s progress in meeting its DEI and other business objectives.

[i]	https://www.policylink.org/civil-rights-audit-standards

100	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s Statement in Opposition to proposal 07

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively.

Deere is an equal opportunity employer committed to providing a workplace free of harassment and discrimination. Our Code of Business Conduct (“Code”) states that all employees should be treated fairly, inclusively, and with respect. The expectation that employment decisions should be based on individual merit as well as talent, contributions, and aspirations is clearly stated in the Code, and employees are accountable for acting accordingly.

The dedication and expertise of our employees are indispensable in making Deere a leader in the industries we serve. We need the best and brightest employees to solve some of the most compelling challenges in the world today. We believe our employees’ unique perspectives, backgrounds, and experiences contribute to innovation and our ability to create value for our customers. We also believe that a diverse workforce that reflects the communities we serve is essential to our long-term success. Our goal is to attract, develop, and retain a world-class workforce and create an environment of inclusivity and belonging where our employees are empowered to help us meet our customers’ needs and achieve our business ambitions.

Deere already has a robust enterprise risk management program to assess risks.

Deere already has a robust enterprise risk management program overseen by the Audit Review Committee of our Board to assess risks. Deere’s risk management program identifies, categorizes, assesses, responds to, and monitors risks, escalating as needed. These risks include those related to human capital, including diversity and inclusion. Business and risk leaders identify enterprise risks during an annual risk assessment and each risk is assessed for impact, likelihood, and effectiveness of related controls. In addition to the structured risk assessment process, functional business leaders across the enterprise meet periodically to review new and evolving risks facing the business that—due to their nature—may not yet be addressed in our risk management program, determining appropriate business actions to address emerging risks. The CEO and his direct reports are responsible for the management and administration of Deere’s risk management processes. These executives provide periodic reports to the Board and the Audit Review Committee regarding the Company’s risk management processes and review high priority areas of enterprise risk with the Board or Board committees at regular meetings and as otherwise necessary to respond to significant threats or risk events. In addition, our Corporate Governance Committee monitors potential risks related to our governance practices including overseeing aspirations and activities related to environmental, social (including human capital), and governance matters and monitoring our Code and compliance risks.

Conducting a civil rights audit would not meaningfully benefit shareholders.

The proposal’s requirement that the requested audit be conducted by an auditor with “commitment to civil rights and racial justice” evidences the viewpoint motivating the proposal. Conducting a civil rights audit would be a long and costly process with no meaningful benefit to Deere or its shareholders. Rather, it would be duplicative of our enterprise risk management program and would require us to dedicate valuable financial and human resources in service of advancing the political and social views of the proponent.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 07 REGARDING A CIVIL RIGHTS AUDIT.

2025 PROXY STATEMENT	101

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 08

We expect Bowyer Research, Inc., on behalf of the American Family Association, to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns 100 shares of John Deere common stock.

Report on charitable giving

Supporting Statement:

Corporations routinely use their platforms to voice support for humanitarian causes and human rights. Some of the most fundamental are the rights to free speech and religion, which are recognized by the First Amendment to the United States Constitution and the UN Declaration of Human Rights1. Unfortunately, many companies are supporting organizations that are undermining these freedoms.

The 2024 edition of the Viewpoint Diversity Score Business Index found that 62% of some of the largest companies in America, including John Deere, support non-profits that are influencing public policy by actively attacking free speech and religious freedom.

Groups like the Southern Poverty Law Center have been criticized across the political spectrum as “a partisan progressive hit operation”2 more interested in “bludgeon[ing] mainstream politically conservative opponents”3 than upholding civil rights. It uses its “Hate Map” and “Hate Watch” to target many mainstream political and religious groups and individuals, including Moms for Liberty, the Family Research Council, Homeschool Legal Defense Association, Ruth Institute, Dr. Ben Carson, Franklin Graham, and the American Family Association.456 It has also used its influence to get social media and tech companies to adopt standards and model policies that restrict or censor similar speech and speakers online through co-authoring the Change the Terms model policy.7

Similarly, Human Rights Campaign has led coalitions calling on major social media platforms to censor “hate speech and harassment” that includes many mainstream views on parental rights and human sexuality.8 It has advocated for legislation like the Equality Act, which would pose serious threats to religious freedom, free speech, and the progress women have made toward equality in law and culture.9 And its Corporate Equality Index requires companies to provide “puberty blockers for youth” in their healthcare plans10 even though nearly 70% of Americans oppose the practice and has induced corporations like Anheuser-Busch11 and Target12 into marketing decisions that have severely and permanently harmed their brand value.

This Company and many others, including Jack Daniels, Harley Davidson, Lowes, Home Depot, Ford, and Coors, have already taken affirmative steps to refocus their charitable giving to serve their diverse customers.13 Many have also explicitly cut ties with the Human Rights Campaign as a part of this effort. But John Deere has not.

John Deere has also stated that it “strive[s] to ensure that human rights are upheld for our employees and all workers in our value chain” consistent with the “UN Guiding Principles on Business and Human Rights.”14

John Deere needs to assure its shareholders that it is promoting fundamental freedoms that benefit every American.

Resolved: Shareholders request that John Deere report to shareholders annually, at reasonable expense and excluding confidential information, an analysis of how John Deere’s contributions impact its risks related to discrimination against individuals based on their speech or religious exercise.

1	https://www.un.org/en/about-us/universal-declaration-of-human-rights
2	https://www.politico.com/magazine/story/2017/06/28/morris-dees-splc-trump-southern-poverty-law-center-215312/
3	https://politi.co/2lsnOxw
4	https://www.splcenter.org/hate-map
5	https://www.newsbusters.org/blogs/free-speech/alexander-hall/2020/04/09/leftist-splc-attacks-american-family-association-hate
6	https://www.afa.net/who-we-are/press-releases/2018/american-family-association-family-research-council-call-on-media-big-tech-to-distance-themselves-from-the-disgraced-splc/
7	https://www.splcenter.org/news/2018/10/24/splc-announces-policy-recommendations-social-media-internet-companies-fight-hate-online
8	https://deadline.com/2023/06/glaad-letter-human-rights-campaign-social-media-policies-letter-hate-speech-1235425983/;

https://www.hrc.org/press-releases/new-research-hateful-and-abusive-speech-towards-lgbtq-community-surging-on-twitter-under-elon-musk

9	https://www.heritage.org/religious-liberty/commentary/misguided-fairness-all-act-would-undermine-religious-liberty
10	https://hrc-prod-requests.s3-us-west-2.amazonaws.com/2023-CEI-Criteria-Toolkit-FINAL.pdf
11	https://www.newsweek.com/anheuser-busch-stock-drops-20-percent-bud-light-sales-struggle-1803680
12	https://nypost.com/2023/05/28/target-loses-10b-following-boycott-calls-over-lgbtq-friendly-clothing/
13	https://www.dailymail.co.uk/news/article-13812241/american-brand-dei-rules-backlash.html
14	https://www.deere.com/assets/pdfs/common/our-company/sustainability/business-impact-report-2023.pdf

102	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s Statement in Opposition to proposal 08

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

The Company’s philanthropy is focused on ending hunger, alleviating poverty, and enhancing education.

The Company’s primary vehicle for charitable activity in the U.S. is the John Deere Foundation (“Foundation”), which has a vision to focus the power of philanthropic giving on delivering impactful, integrated programs to enable the people it serves to unlock value throughout their lives. The Foundation’s commitment to giving back is centered around three strategic pillars: supporting farmers, families, and youth in striving to end hunger, alleviate poverty, and ensure quality education in our home communities. Two recent representative examples of organizations to which the Foundation has directed grants are the One Acre Fund, an organization supporting sustainable and productivity-enhancing agricultural practices in Sub-Saharan Africa, and the John Deere Scholars Program, a first-of-its-kind partnership with the University of Iowa and the Davenport (Iowa) Community School District pursuant to which the Foundation will provide support to need-based (low- to middle-income) high school seniors in the district, which is located in a John Deere home community.

The proposal does not take issue with the focus areas or the pillars of the Company’s philanthropic activities, nor does it explain how these activities create risks related to discrimination against individuals based on their speech or religious exercise. Rather, the proposal’s supporting statement focuses on two specific organizations (the Southern Poverty Law Center and the Human Rights Campaign), seemingly because these organizations hold viewpoints with which the proponent disagrees. Importantly, neither of these two organizations has had grants directed to it by the Foundation in the past.

Information about the Company’s philanthropic activities, the Foundation, and how we seek to empower positive change is available on our website at www.deere.com/CSR and in our Business Impact Report and its accompanying appendices at www.deere.com/stock.

Deere has robust governance around its philanthropic giving through the Foundation to ensure alignment with its strategic pillars and that its grants achieve their desired results.

The Foundation’s board of directors is chaired by Deere’s CEO and is composed of members of the CEO’s senior leadership team. Grants are approved by the Foundation’s board only following a robust due diligence review of the proposed recipient organization, the purpose for which the grant will be used, and alignment with the Foundation’s strategic pillars. Following the disbursement of grant funds, Foundation staff assesses the impact of the grant on the farmers, families, youth, and communities that the grants are intended to benefit to promote accountability and inform future giving decisions.

Preparing a report on how John Deere’s contributions impact its risks related to discrimination against individuals based on their speech or religious exercise would not meaningfully benefit shareholders.

John Deere prioritizes charitable giving in the U.S. through the activities of the Foundation in alignment with and in furtherance of the Foundation’s strategic pillars, not to influence public policy. Preparing a report on how John Deere’s contributions impact its risks related to discrimination against individuals based on their speech or religious exercise would not provide a meaningful benefit to Deere or its shareholders. Rather, it would require us to dedicate valuable financial and human resources in service of advancing the political and social views of the proponent.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 08 REGARDING A REPORT ON CHARITABLE GIVING.

2025 PROXY STATEMENT	103

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

ADDITIONAL INFORMATION

Voting and Meeting Information

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you owned shares of Deere common stock at the close of business on December 30, 2024, the record date, which entitles you to vote, either online during the virtual Annual Meeting or by proxy. This Proxy Statement describes the matters on which you are asked to vote so you can make an informed decision.

This Proxy Statement, together with our Annual Report for the fiscal year ended October 27, 2024, and a proxy card or a voting instruction form, will be mailed or can be accessed online on or about January 10, 2025. We refer to these documents collectively as the Proxy Solicitation Materials.

What is “Notice and Access” and why did Deere elect to use it?

We make the Proxy Solicitation Materials available to shareholders electronically under the Notice and Access regulations of the SEC. Specifically, most of our shareholders receive a Notice of Internet Availability (“Notice”) instead of a full set of Proxy Solicitation Materials in the mail. The Notice explains how to access and review the Proxy Solicitation Materials and how to vote at the meeting or by proxy. We believe this method of delivery expedites distribution of Proxy Solicitation Materials and also allows us to conserve natural resources and reduce the costs of printing and distributing these materials.

If you received a Notice but would prefer to receive printed copies of the Proxy Solicitation Materials in the mail, please follow the instructions in the Notice for requesting such materials.

How do I vote?

You can vote either online during the virtual Annual Meeting or by proxy without attending the meeting. To ensure a quorum, we urge you to vote whether or not you plan to participate in the virtual Annual Meeting. If you attend the virtual meeting and vote during the meeting, that vote will override any proxy vote you previously provided.

To vote your shares, follow the instructions in the Notice, voting instruction form, or proxy card. Telephone and internet voting are available to all registered and most beneficial shareholders.

Shareholders voting by proxy may use one of the following three options:

www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability or proxy card.

BY INTERNET

(available for most shareholders)

You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

BY MAIL (available for all shareholders) You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

BY TELEPHONE

(available for most shareholders)

In the U.S. or Canada, you can vote your shares by calling 1- 800- 690- 6903. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

Instructions to vote online during the virtual Annual Meeting can be found at www.virtualshareholdermeeting.com/DE2025. Have your Notice, proxy card, or voting instruction form available when you access the virtual meeting website the day of the meeting.

104	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

If your shares are held in “street name” meaning they are held in a stock brokerage account by a bank, broker, or other holder of record, with you considered the beneficial owner, the information sent by your holder of record will explain the voting options available to you.

The telephone and internet voting facilities for shareholders will close at 11:59 p.m. Eastern Standard Time on February 25, 2025.

If you hold shares through one of our employee savings plans, your vote must be received by the plan administrator by February 21, 2025, or your plan shares will not be voted.

Can I change my vote or revoke my proxy?

Yes. At any time before your shares are voted by proxy at the virtual Annual Meeting, you may change your vote or revoke your proxy by:

Revoking it by written notice to Edward R. Berk, our Corporate Secretary, at the address on the Notice	Delivering a later-dated proxy (including a telephone or internet vote)	Voting online during the meeting

If you hold your shares in “street name,” please refer to the information sent by your bank, broker, or other holder of record for information about revoking or changing your proxy.

How many votes do I have?

You will have one vote for each share of Deere common stock that you owned at the close of business on December 30, 2024.

How many shares are entitled to vote?

There were 272,350,899 shares of Deere common stock outstanding as of December 30, 2024 and entitled to vote at the virtual Annual Meeting.

A list of our registered shareholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting between the hours of 9 a.m. and 4 p.m. CST at Deere & Company, One John Deere Place, Moline, Illinois 61265-8098. Such list will be open to the examination of any stockholder for any purpose germane to the meeting. To access the list, shareholders should email CorporateSecretary@JohnDeere.com.

How many votes must be present to hold the meeting?

Under our bylaws, a majority in voting power of the shares entitled to vote at the Annual Meeting must be present online at the virtual Annual Meeting or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and shares represented by “broker non-votes” (explained on the following page) will be counted as present and entitled to vote for purposes of determining a quorum.

How many votes are needed for the proposals to pass?

In an uncontested election, such as this one, nominees for director who receive a majority of “for” votes cast (meaning the number of shares voted “for” a nominee exceeds the number of shares voted “against” that nominee) will be elected. If an incumbent director nominee does not receive a majority of “for” votes cast in an uncontested election, our bylaws require the director to promptly tender a written resignation to the Board. After receiving a recommendation from the Corporate Governance Committee, the Board will determine whether to accept or reject the resignation and will publicly disclose its decision and the rationale behind it within 90 days of the date the election results are certified.

If the number of nominees exceeds the number of directors to be elected (i.e., a contested election), the nominees who receive a plurality of the votes cast will be elected as directors.

2025 PROXY STATEMENT	105

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Each of the other proposals will be approved if the affirmative vote of a majority in voting power of the shares present virtually or by proxy and entitled to vote thereon is cast in favor of the proposal.

What if I abstain from voting or vote “abstain”?

If you abstain from voting or vote “abstain” your shares will:

Be counted as present for purposes of determining whether there are enough votes to constitute a quorum;	Have no effect on the outcome of the election of directors; and	Count as a vote against the other proposals to be considered at the meeting.

What if I don’t return my proxy card and don’t attend the Annual Meeting?

If your shares are registered in your own name with our transfer agent and you do not vote, your shares will not be voted at all.

If you hold your shares in “street name” and you do not give your bank, broker, or other holder of record specific voting instructions, your record holder may vote your shares on the ratification of the independent registered public accounting firm but may not vote your shares on any other matter that comes before the Annual Meeting. If you do not provide voting instructions on these other matters, the votes will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining whether there is a quorum but will not affect the outcome of any proposal.

What happens if a nominee for director declines or is unable to accept election?

If you vote by proxy and unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, the designated proxy will vote your shares for that other person.

Is my vote confidential?

Yes. The tabulator, the proxy solicitation agent, and the inspectors of voting must comply with confidentiality guidelines that prohibit disclosure of votes to Deere. The tabulator of the votes and at least one of the inspectors of voting will be independent of Deere and our officers and directors. The only time your voting records will be disclosed is (i) as required by law, (ii) to the inspectors of voting, or (iii) if the election is contested.

how do i attend the annual Meeting?

The virtual Annual Meeting affords our shareholders the same rights and opportunities as an in-person meeting.

You must be a holder of Deere shares as of the record date, December 30, 2024, to participate in, vote, or ask questions at the virtual Annual Meeting. Visit www.virtualshareholdermeeting.com/DE2025 and enter the 16-digit control number included in your Notice, proxy card, or the voting instruction form that accompanied your proxy materials as early as 9:45 a.m. CST on February 26, 2025. The meeting will begin promptly at 10 a.m. CST on February 26, 2025. You may use guest access to view the virtual Annual Meeting without a 16-digit control number, but guests may not participate in, vote, or ask questions at the virtual Annual Meeting.

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in, ensure they have a strong internet connection, and can hear streaming audio prior to the start of the meeting.

106	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

What if i have technical issues?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available starting at 9:45 a.m. CST and until the end of the meeting.

how do i submit a question during the annual Meeting?

If you wish to submit a question during the meeting, after you log into the virtual meeting platform with your 16-digit control number at www.virtualshareholdermeeting.com/DE2025, you may type your question into the “Ask a Question” field and click “Submit.” Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. Questions or comments that are substantially similar may be grouped and answered together to avoid repetition. Responses to questions relevant to meeting matters that we do not have time to address during the meeting will be answered within a week of the meeting by correspondence with the shareholder. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.

Will the annual Meeting be recorded?

A replay of the meeting will be made available on our website at www.deere.com/stock after the meeting.

where can i find the voting results of the annual meeting?

Preliminary voting results will be announced by the inspectors of voting at the Annual Meeting. Voting results will be filed with the SEC in a Current Report on Form 8-K after the votes are final.

Annual Report

Will I receive a copy of Deere’s Annual Report?

We have either mailed the Annual Report to you with this Proxy Statement or sent you a Notice with the web address for accessing the Annual Report online.

How can I receive a copy of Deere’s FORM 10-K?

There are three ways to obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended October 27, 2024:

Visit the Investor Relations section of our website at www.deere.com/stock and look under “SEC Filings.”	Write to our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098.	Search the SEC’s EDGAR database at www.sec.gov.

Electronic delivery of Deere’s proxy solicitation materials

The Proxy Statement and Annual Report are available on our website at www.deere.com/stock. Most shareholders can elect to view future proxy statements and annual reports online instead of receiving copies in the mail. You can choose this option and save us the costs of printing and mailing. For more information, please turn to the section entitled “Electronic Delivery of Proxy Materials.”

2025 PROXY STATEMENT	107

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Householding Information

What is “householding”?

If two or more shareholders reside at the same address and appear to be members of the same family, we will send single copies of either the Proxy Solicitation Materials or the Notice, as applicable, to that address unless one of the shareholders notifies us that they wish to receive individual copies. This procedure reduces printing and distribution costs related to the Annual Meeting. We do not rely on householding when we mail dividend checks.

If Proxy Solicitation Materials were delivered to an address that you share with another shareholder and you prefer to receive separate copies, please contact our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098 or by phone at (309) 765-4491. We will promptly deliver a separate copy of the Proxy Solicitation Materials or the Notice, as applicable, upon written or oral request.

A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Solicitation Materials.

How do I revoke my consent to the householding program?

To revoke your consent to householding, please contact Broadridge Investor Communication Solutions, Inc. either by calling (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Other Matters

We do not know of any other matters that will be considered at the Annual Meeting. If any other appropriate business should properly come before the meeting, the Board will have discretionary authority to vote according to its best judgment.

2026 Shareholder Proposals and Nominations

Proposals for Inclusion in 2026 Proxy Statement

Next year’s Annual Meeting of Shareholders is expected to be held on February 25, 2026. If you intend to present a proposal at next year’s Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act, as amended (the “Exchange Act”), and you wish to have the proposal included in the proxy statement for that meeting, the Corporate Secretary must receive your proposal in writing at the address on the following page no later than September 12, 2025 and you must comply with the other regulatory requirements of Regulation 14A of the Exchange Act.

Director Nominations for Inclusion in 2026 Proxy Statement

A shareholder or a group of up to 20 shareholders that has owned at least 3% of our outstanding common stock for at least three years may nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Any such nomination must be received at the address on the following page no earlier than the close of business on August 13, 2025, and no later than the close of business on September 12, 2025. Any such notice must meet the other requirements set forth in our bylaws.

108	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Other Proposals and Nominations

If you would like to present a proposal at next year’s Annual Meeting (other than pursuant to Rule 14a-8), or if you would like to nominate one or more directors at next year’s Annual Meeting (other than pursuant to the proxy access provisions of our bylaws) for inclusion in our proxy card or otherwise, you must comply with the advance notice provisions of our bylaws, which require among other things, that you provide written notice to the Corporate Secretary at the address below no earlier than the close of business on October 29, 2025 and no later than the close of business on November 28, 2025. However, if the date of next year’s Annual Meeting is more than 25 days before or after the anniversary of the date of this year’s Annual Meeting, then our Corporate Secretary must receive the notice no later than the close of business on the 15th day following the day on which notice of the date of next year’s Annual Meeting was mailed or public announcement of the date of next year’s Annual Meeting was made, whichever first occurs.

Directors may be nominated at the Annual Meeting only by or at the direction of, or authorization by, the Board, or by any shareholder entitled to vote at the meeting who provides the requisite notice satisfying all requirements of our bylaws as to time and proper form. Our bylaws require that such notice be updated as necessary as of specified dates prior to the Annual Meeting. A shareholder may obtain a copy of our bylaws by writing to our Corporate Secretary at the address below.

Where to Send All Proposals and Nominations

Proponents must submit shareholder proposals and recommendations for nomination as a director to the Corporate Secretary through email at CorporateSecretary@JohnDeere.com and in writing to the following address:

Corporate Secretary

Deere & Company

One John Deere Place

Moline, Illinois 61265-8098

The Corporate Secretary will forward the proposals and recommendations to the Corporate Governance Committee for consideration.

Cost of Solicitation

Deere pays for the Annual Meeting and the solicitation of proxies. In addition to soliciting proxies by mail, Deere has made arrangements with banks, brokers, and other holders of record to send proxy materials to you. We will reimburse them for their expenses in doing so.

We have retained Georgeson LLC, a proxy soliciting firm, to assist in the solicitation of proxies for an estimated fee not to exceed $20,000 plus reimbursement of certain out-of-pocket expenses. In addition to their usual duties, directors, officers, and certain other employees of Deere may solicit proxies personally or by telephone, fax, or e-mail. They will not receive special compensation for these services.

For the Board of Directors,

Edward R. Berk

Corporate Secretary

Moline, Illinois

January 10, 2025

2025 PROXY STATEMENT	109

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPENDIX

Appendix A

Director Independence Categorical Standards of Deere & Company Corporate Governance Policies

NEW YORK STOCK EXCHANGE STANDARDS OF INDEPENDENCE

A director may not be considered independent if the director does not meet the criteria for independence established by the NYSE and applicable law. A director is considered independent under the NYSE criteria if the Board finds that the director has no material relationship with the company directly or as a partner, shareholder, or officer of an organization that has a relationship with the company and is not otherwise deemed to not be independent under the listing standards of the NYSE.

In determining the independence of any director who will serve on the Compensation Committee, the Board must also consider all factors specifically relevant to determining whether the director has a relationship to Deere that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including but not limited to:

◾	The source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by Deere to such director; and
◾	Whether such director is affiliated with Deere or an affiliate of Deere.

In addition, in determining the independence of any director who will serve on the Audit Review Committee, the Board must consider all factors listed under Rule 10A-3 of the Securities Exchange Act of 1934.

CATEGORICAL STANDARDS OF INDEPENDENCE

The Board has established the following additional categorical standards of independence to assist it in making independence determinations:

BUSINESS RELATIONSHIPS

Any payments by Deere to a business employing, or 10% or more owned by, a director or an immediate family member of a director for goods or services, or other contractual arrangements must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. The following relationships are not considered material relationships that would impair a director’s independence:

◾	If a director or an immediate family member of the director is an officer of another company that does business with Deere and the annual sales to or purchases from Deere during such company’s preceding fiscal year are less than 1% of the gross annual revenues of such company
◾	If a director is a partner of or of counsel to a law firm, the director (or an immediate family member of the director) does not personally perform any legal services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000
◾	If a director is a partner, officer, or employee of an investment bank or consulting firm, the director (or an immediate family member of the director) does not personally perform any investment banking or consulting services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000

110	2025 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Relationships with Not-for-Profit Entities

A director’s independence will not be considered impaired solely for the reason that the director or an immediate family member is an officer, director, or trustee of a foundation, university, or other not-for-profit organization that received from Deere or its foundation during any of the prior three fiscal years contributions in an amount not exceeding the greater of $1 million or 2% of the not-for-profit organization’s aggregate annual charitable receipts during the entity’s fiscal year (any automatic matching of employee charitable contributions by Deere or its foundation is not included in Deere’s contributions for this purpose). All contributions by Deere in excess of $100,000 to not-for-profit entities with which the director is affiliated shall be reported to the Corporate Governance Committee and may be considered in making independence determinations.

For purposes of these standards, “Deere” shall mean Deere & Company and its direct and indirect subsidiaries, and “immediate family member” shall have the meaning set forth in the NYSE independence rules, as may be amended from time to time.

2025 PROXY STATEMENT	111

Deere & Company
One John Deere Place, Moline, Illinois 61265
(309) 765-8000
www.JohnDeere.com

FSC
www.fsc.org
MIX
Paper | Supporting responsible forestry
FSC® C110426

DEERE & COMPANY SHAREHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265	SCAN TO VIEW MATERIALS & VOTE

VOTE BY TELEPHONE AND INTERNET
24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Standard Time on February 25, 2025 for shares held directly and by 11:59 P.M. Eastern Standard Time on February 21, 2025 for shares held in an employee savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Standard Time on February 25, 2025 for shares held directly and by 11:59 P.M. Eastern Standard Time on February 21, 2025 for shares held in an employee savings plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DE2025

You may attend the meeting via the Internet and vote during the meeting. Have available the information that is printed in the box marked by the arrow below and follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Deere & Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned the proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.	If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59881-P19522-Z88645	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DEERE & COMPANY

Vote on Directors

The Board of Directors recommends a vote FOR each of the following Director Nominees.				For	Against	Abstain

	1a.	Leanne G. Caret		☐	☐	☐

	1b.	Tamra A. Erwin		☐	☐	☐
							The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
	1c.	R. Preston Feight		☐	☐	☐	3.	Ratification of the appointment of Deloitte & Touche LLP as Deere's independent registered public accounting firm for fiscal 2025	☐	☐	☐

	1d.	Alan C. Heuberger		☐	☐	☐
							The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
	1e.	L. Neil Hunn		☐	☐	☐	4.	Shareholder proposal on a report on racial and gender hiring statistics	☐	☐	☐

	1f.	Michael O. Johanns		☐	☐	☐
							The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
	1g.	John C. May		☐	☐	☐	5.	Shareholder proposal on a report on effectiveness of efforts to create a meritocratic workplace	☐	☐	☐

	1h.	Gregory R. Page		☐	☐	☐
							The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
	1i.	Sherry M. Smith		☐	☐	☐	6.	Shareholder proposal on a corporate financial sustainability report	☐	☐	☐

	1j.	Dmitri L. Stockton		☐	☐	☐
							The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
	1k.	Sheila G. Talton		☐	☐	☐	7.	Shareholder proposal on a civil rights audit	☐	☐	☐

Vote on Proposals
The Board of Directors recommends a vote FOR the following Proposal:				For	Against	Abstain	The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
2.	Advisory vote to approve executive compensation ("say-on-pay")			☐	☐	☐	8.	Shareholder proposal on a report on charitable giving	☐	☐	☐

(Please sign, date, and return this proxy in the enclosed postage prepaid envelope.)
To receive your materials electronically in the future, please enroll at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Deere & Company

2025 Annual Meeting of Shareholders

February 26, 2025

10:00 a.m. Central Standard Time

www.virtualshareholdermeeting.com/DE2025

Attending the Annual Meeting

We are pleased to welcome shareholders to the 2025 Annual Meeting. The Annual Meeting will be held virtually.

To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/DE2025 and enter the control number included in your Notice of Internet Availability, voting instruction form, or proxy card. Online access to the Annual Meeting will open as early as 9:45 a.m. Central Standard Time on February 26, 2025.

Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in the proxy materials to ensure that your vote will be represented at the Annual Meeting.

The Notice of the 2025 Annual Meeting, the Proxy Statement, Form of Proxy, and
the Fiscal 2024 Annual Report are available at www.deere.com/stock.

Detach Proxy Card Here

▼	▼

V59882-P19522-Z88645

PROXY - ANNUAL MEETING / FEBRUARY 22, 2023 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. DeereIR@JohnDeere.com

DEERE & COMPANY
PROXY ‑ ANNUAL MEETING / FEBRUARY 26, 2025

Solicited by the Board of Directors for use at the Annual Meeting of Shareholders of Deere & Company on February 26, 2025.

The undersigned appoints each of John C. May and Edward R. Berk, attorney and proxy, with full power of substitution, on behalf of the undersigned, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of Deere & Company that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment or postponement thereof.

The shares represented by this proxy will be voted as specified, and in the discretion of the proxies on all other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please mark, date, and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation, please give your full title as such. For joint accounts, each joint owner should sign.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Address changes and comments can be directed to Deere’s Investor Relations Department at DeereIR@JohnDeere.com